                   Asset Backed Securities Portfolio Analysis
                           Fieldstone Mortgage Company
                            Mortgage Portfolio 2005-3
                                  4,402 records
                              Balance: 875,331,945

--------------------------------------------------------------------------------

Selection Criteria: All records
Table of Contents

1. FICO & Documentation
2. Original LTV
3. Principal Balance
4. APR & FICO
5. APR & LTV

--------------------------------------------------------------------------------

1. FICO & Documentation

                                    % Full      % Limited       % Stated
FICO & Documentation  Count  Documentation  Documentation  Documentation  % Purchase  % CO Refi
-----------------------------------------------------------------------------------------------
501 - 550               172           2.35           0.00           0.32        0.88       0.45
551 - 600               861          12.79           0.10           2.42        6.85       2.57
601 - 650              1221          16.87           0.13           7.83       13.84       4.02
651 - 700              1299           6.34           0.12          25.12       23.61       2.00
701 - 750               661           1.41           0.07          12.52       11.51       0.63
751 - 800               183           0.42           0.02           3.16        3.32       0.11
801 - 850                 5           0.05           0.00           0.16        0.17       0.00
-----------------------------------------------------------------------------------------------
Total:                 4402          40.23           0.45          51.52       60.19       9.78
-----------------------------------------------------------------------------------------------


FICO & Documentation   WAC   Avg Prin Bal  Wtd Avg LTV  IO Loans  Silent Seconds
--------------------------------------------------------------------------------
501 - 550             8.454    160,224.33        77.83      0.15            0.24
551 - 600             7.598    175,247.93        80.76      6.18            4.89
601 - 650             7.152    204,636.19        81.89     17.92           14.33
651 - 700             7.127    221,014.42        82.91     24.12           23.91
701 - 750             7.227    189,247.53        84.63     10.01            9.97
751 - 800             7.335    180,345.10        84.47      2.65            2.57
801 - 850             6.747    366,118.38        86.28      0.19            0.15
--------------------------------------------------------------------------------
Total:                7.278    198,848.69        82.40     61.22           56.06
--------------------------------------------------------------------------------

2. Original LTV

                Number     FICO     FICO       FICO       FICO       FICO       FICO       FICO
Original LTV    of Loans  <= 450  451 - 500  501 - 550  551 - 600  601 - 650  651 - 700  701 - 750
----------------------------------------------------------------------------------------------------
10.01 - 20.00        3     0.00      0.00       0.00       0.01       0.01       0.00       0.00
20.01 - 30.00        1     0.00      0.00       0.01       0.00       0.00       0.00       0.00
30.01 - 40.00       12     0.00      0.00       0.01       0.10       0.04       0.03       0.00
40.01 - 50.00       30     0.00      0.00       0.05       0.33       0.10       0.09       0.00
50.01 - 60.00       64     0.00      0.00       0.11       0.66       0.36       0.12       0.06
60.01 - 70.00      156     0.00      0.00       0.54       1.20       1.32       0.37       0.27
70.01 - 80.00     2187     0.00      0.00       1.14       7.55      15.36      18.46       6.83
80.01 - 90.00     1202     0.00      0.00       1.29       6.01      10.13      11.61       4.97
90.01 - 100.00     747     0.00      0.00       0.00       1.37       1.22       2.12       2.16
----------------------------------------------------------------------------------------------------
Total:            4402     0.00      0.00       3.15      17.24      28.54      32.80      14.29
----------------------------------------------------------------------------------------------------


                  FICO       FICO         WA
Original LTV    751 - 800  801 - 850    FICO
--------------------------------------------
10.01 - 20.00      0.00      0.00     608.44
20.01 - 30.00      0.00      0.00     525.00
30.01 - 40.00      0.01      0.00     618.16
40.01 - 50.00      0.00      0.00     597.11
50.01 - 60.00      0.00      0.00     601.00
60.01 - 70.00      0.08      0.00     612.02
70.01 - 80.00      2.04      0.08     652.98
80.01 - 90.00      1.05      0.12     648.22
90.01 - 100.00     0.58      0.01     671.99
--------------------------------------------
Total:             3.77      0.21     650.08
--------------------------------------------


                      Avg
                     Prin           Gross         % Full      % Limited       % Stated     IO  Silent
Original LTV          Bal     WAC  Margin  Documentation  Documentation  Documentation  Loans  Second
-----------------------------------------------------------------------------------------------------
10.01 - 20.00    58304.22   8.607   3.800           0.01           0.00           0.01   0.00    0.00
20.01 - 30.00    59947.82  10.100   6.250           0.00           0.00           0.01   0.00    0.00
30.01 - 40.00   133036.03   7.270   5.592           0.15           0.00           0.03   0.09    0.00
40.01 - 50.00   169735.19   7.264   5.746           0.33           0.00           0.24   0.33    0.01
50.01 - 60.00   179727.60   7.165   5.677           0.87           0.00           0.40   0.72    0.02
60.01 - 70.00   212759.62   7.404   5.791           1.74           0.05           1.57   1.99    0.23
70.01 - 80.00   205996.86   7.024   5.727          20.42           0.32          26.98  32.88   39.32
80.01 - 90.00   256152.43   7.273   5.732          13.89           0.06          18.10  23.90   16.45
90.01 - 100.00   87423.26   9.011   5.697           2.81           0.02           4.19   1.33    0.03
-----------------------------------------------------------------------------------------------------
Total:          198848.69   7.278   5.729          40.23           0.45          51.52  61.22   56.06
-----------------------------------------------------------------------------------------------------

3. Principal Balance

-------------------------------------------------------------------------------------------------------------------------
                           FICO      FICO       FICO       FICO       FICO       FICO       FICO       FICO       FICO
Principal Balance          <= 450  451 - 500  501 - 550  551 - 600  601 - 650  651 - 700  701 - 750  751 - 800  801 - 850
-------------------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00            0.00     0.00       0.02       0.03       0.05       0.51       0.51        0.15       0.00
50,000.01 - 100,000.00      0.00     0.00       0.43       1.87       2.13       1.54       1.14        0.32       0.01
100,000.01 - 150,000.00     0.00     0.00       0.73       2.91       4.32       2.83       1.25        0.34       0.01
150,000.01 - 200,000.00     0.00     0.00       0.55       3.36       4.14       3.58       1.17        0.35       0.00
200,000.01 - 250,000.00     0.00     0.00       0.31       2.34       3.28       3.08       1.14        0.42       0.00
250,000.01 - 300,000.00     0.00     0.00       0.30       2.04       2.63       4.01       1.11        0.37       0.00
300,000.01 - 350,000.00     0.00     0.00       0.29       1.33       3.40       3.85       1.61        0.29       0.00
350,000.01 - 400,000.00     0.00     0.00       0.30       1.63       2.30       3.71       1.64        0.25       0.04
400,000.01 - 450,000.00     0.00     0.00       0.05       0.93       1.98       2.09       1.55        0.29       0.00
450,000.01 - 500,000.00     0.00     0.00       0.11       0.55       1.20       2.95       0.82        0.22       0.00
500,000.01 - 550,000.00     0.00     0.00       0.00       0.18       0.79       1.61       0.59        0.12       0.00
550,000.01 - 600,000.00     0.00     0.00       0.06       0.06       0.80       1.30       0.46        0.14       0.06
600,000.01 - 650,000.00     0.00     0.00       0.00       0.00       0.65       0.79       0.65        0.07       0.00
650,000.01 - 700,000.00     0.00     0.00       0.00       0.00       0.39       0.31       0.15        0.00       0.00
700,000.01 - 750,000.00     0.00     0.00       0.00       0.00       0.08       0.25       0.33        0.33       0.08
750,000.01 - 800,000.00     0.00     0.00       0.00       0.00       0.09       0.00       0.18        0.00       0.00
800,000.01 - 850,000.00     0.00     0.00       0.00       0.00       0.10       0.19       0.00        0.10       0.00
850,000.01 - 900,000.00     0.00     0.00       0.00       0.00       0.10       0.10       0.00        0.00       0.00
950,000.01 - 1,000,000.00   0.00     0.00       0.00       0.00       0.00       0.11       0.00        0.00       0.00
1,000,000.01 >=             0.00     0.00       0.00       0.00       0.14       0.00       0.00        0.00       0.00
----------------------------------------------------------------------------------------------------------------------
Total:                      0.00     0.00       3.15      17.24      28.54      32.80      14.29        3.77       0.21
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                    Wtd
                             WA     Avg           Gross         % Full      % Limited       % Stated            Silent
Principal Balance           FICO    LTV    WAC   Margin  Documentation  Documentation  Documentation  IO Loans  Second
----------------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00           703.18  96.11  9.846   5.946           0.31           0.00           0.93      0.00    0.03
50,000.01 - 100,000.00     640.26  84.79  8.481   6.005           4.39           0.02           2.71      0.55    3.16
100,000.01 - 150,000.00    634.20  82.51  7.603   5.676           7.94           0.02           3.85      3.83    7.11
150,000.01 - 200,000.00    634.53  80.44  7.304   5.699           7.82           0.06           4.45      6.42    7.71
200,000.01 - 250,000.00    641.51  80.99  7.271   5.775           5.04           0.03           4.54      6.65    5.91
250,000.01 - 300,000.00    646.98  81.46  7.159   5.767           4.05           0.06           5.52      7.54    5.72
300,000.01 - 350,000.00    653.34  82.28  6.961   5.688           3.37           0.11           6.45      8.37    6.27
350,000.01 - 400,000.00    653.60  82.23  6.955   5.668           2.99           0.04           6.17      7.52    5.30
400,000.01 - 450,000.00    661.30  83.03  7.069   5.708           1.64           0.05           4.66      5.69    3.78
450,000.01 - 500,000.00    664.87  82.71  6.883   5.703           0.83           0.05           4.52      4.78    3.58
500,000.01 - 550,000.00    670.83  83.03  6.833   5.671           0.24           0.00           2.56      2.86    2.20
550,000.01 - 600,000.00    673.03  83.22  6.890   5.764           0.33           0.00           2.16      2.29    1.89
600,000.01 - 650,000.00    674.84  84.83  6.801   5.663           0.50           0.00           1.37      2.09    1.51
650,000.01 - 700,000.00    664.07  81.92  6.836   5.799           0.00           0.00           0.54      0.77    0.70
700,000.01 - 750,000.00    720.20  84.41  6.975   5.777           0.17           0.00           0.91      0.91    0.58
750,000.01 - 800,000.00    681.93  87.67  6.846   5.766           0.00           0.00           0.18      0.27    0.18
800,000.01 - 850,000.00    674.92  84.86  6.762   5.986           0.19           0.00           0.00      0.38    0.09
850,000.01 - 900,000.00    655.71  82.48  6.872   5.650           0.20           0.00           0.00      0.20    0.10
950,000.01 - 1,000,000.00  669.00  80.00  6.850   6.250           0.11           0.00           0.00      0.11    0.11
1,000,000.01 >=            648.00  62.34  6.500   6.000           0.14           0.00           0.00      0.00    0.14
----------------------------------------------------------------------------------------------------------------------
Total:                     650.08  82.40  7.278   5.729          40.23           0.45          51.52     61.22   56.06
----------------------------------------------------------------------------------------------------------------------

4. APR & FICO

-----------------------------------------------------------------------------------------------------------------------
                  FICO      FICO        FICO        FICO        FICO        FICO        FICO         FICO       FICO
APR & FICO       <= 450   451 - 500   501 - 550   551 - 600   601 - 650   651 - 700   701 - 750    751 - 800  801 - 850
-----------------------------------------------------------------------------------------------------------------------
6.001 - 6.500     0.00      0.00        0.02        1.26        5.72        7.88        3.89         0.82       0.08
6.501 - 7.000     0.00      0.00        0.18        4.26        9.90       11.71        5.65         1.42       0.10
7.001 - 7.500     0.00      0.00        0.42        3.07        5.84        6.52        2.15         0.57       0.00
7.501 - 8.000     0.00      0.00        0.67        4.46        4.26        3.95        0.68         0.40       0.01
8.001 - 8.500     0.00      0.00        0.63        1.82        1.50        0.75        0.05         0.06       0.00
8.501 - 9.000     0.00      0.00        0.41        1.41        1.01        0.41        0.12         0.02       0.00
9.001 - 9.500     0.00      0.00        0.29        0.59        0.21        0.29        0.33         0.08       0.00
9.501 - 10.000    0.00      0.00        0.28        0.31        0.09        0.64        0.79         0.26       0.00
10.001 - 10.500   0.00      0.00        0.20        0.04        0.01        0.47        0.38         0.10       0.00
10.501 - 11.000   0.00      0.00        0.06        0.01        0.00        0.18        0.23         0.04       0.01
-----------------------------------------------------------------------------------------------------------------------
Total:            0.00      0.00        3.15       17.24       28.54       32.80       14.29         3.77       0.21
-----------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

                   WA                    Gross        Avg         % Full      % Limited       % Stated
APR & FICO        FICO    LTV     WAC   Margin  Principal  Documentation  Documentation  Documentation  IO Loans  Silent Second
-------------------------------------------------------------------------------------------------------------------------------
6.001 - 6.500    668.70  80.41   6.387   5.708  289493.99           8.82           0.04           9.83     16.35          15.32
6.501 - 7.000    660.35  81.05   6.812   5.728  250702.57          12.50           0.21          17.31     24.39          23.17
7.001 - 7.500    648.30  81.95   7.302   5.686  214195.40           7.47           0.08           9.53     10.71          10.48
7.501 - 8.000    626.56  83.08   7.779   5.711  193211.22           5.60           0.04           7.64      6.88           5.13
8.001 - 8.500    603.20  84.89   8.300   5.819  165196.93           2.36           0.05           1.93      1.54           1.08
8.501 - 9.000    601.77  85.64   8.785   5.910  120795.61           1.81           0.00           1.36      1.06           0.55
9.001 - 9.500    624.23  87.65   9.367   5.995   84133.61           0.89           0.01           0.75      0.26           0.17
9.501 - 10.000   671.41  94.53   9.890   5.998   72555.60           0.54           0.01           1.74      0.05           0.10
10.001 - 10.500  675.22  94.35  10.291   6.011   58622.44           0.20           0.01           0.98      0.00           0.05
10.501 - 11.000  687.67  95.81  10.662   5.914   56708.35           0.05           0.00           0.46      0.00           0.02
-------------------------------------------------------------------------------------------------------------------------------
Total:           650.08  82.40   7.278   5.729  198848.69          40.23           0.45          51.52     61.22          56.06
-------------------------------------------------------------------------------------------------------------------------------

5. APR & LTV

------------------------------------------------------------------------------------------------------------------
                            LTV         LTV         LTV         LTV         LTV         LTV
                  LTV                                                                             LTV     WA    WA
APR & LTV        <=40   40.01 - 50  50.01 - 60  60.01 - 70  70.01 - 80  80.01 - 90  90.01 - 100  100+    LTV  FICO
------------------------------------------------------------------------------------------------------------------
6.001 - 6.500     0.03     0.12         0.22        0.85       12.75       5.68        0.03      0.00  80.41   669
6.501 - 7.000     0.04     0.16         0.56        1.16        19.87     10.98        0.45      0.00  81.05   660
7.001 - 7.500     0.06     0.14         0.27        0.60        9.51       7.33        0.67      0.00  81.95   648
7.501 - 8.000     0.05     0.05         0.14        0.52        6.32       6.39        0.97      0.00  83.08   627
8.001 - 8.500     0.00     0.03         0.02        0.12        1.60       2.44        0.60      0.00  84.89   603
8.501 - 9.000     0.01     0.05         0.06        0.16        0.76       1.49        0.84      0.00  85.64   602
9.001 - 9.500     0.01     0.01         0.04        0.16        0.36       0.49        0.73      0.00  87.65   624
9.501 - 10.000    0.00     0.00         0.01        0.12        0.20       0.29        1.75      0.00  94.53   671
10.001 - 10.500   0.01     0.00         0.00        0.09        0.09       0.05        0.97      0.00  94.35   675
10.501 - 11.000   0.00     0.01         0.00        0.03        0.02       0.02        0.46      0.00  95.81   688
------------------------------------------------------------------------------------------------------------------
Total:            0.21     0.58         1.31        3.79       51.47      35.17        7.46      0.00  82.40   650
------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                  Gross    Avg Prin         % Full      % Limited       % Stated     IO  Silent
APR & LTV        Margin         Bal  Documentation  Documentation  Documentation  Loans    2nds
-----------------------------------------------------------------------------------------------
6.001 - 6.500     5.708  289,493.99           8.82           0.04           9.83  16.35   15.32
6.501 - 7.000     5.728  250,702.57          12.50           0.21          17.31  24.39   23.17
7.001 - 7.500     5.686  214,195.40           7.47           0.08           9.53  10.71   10.48
7.501 - 8.000     5.711  193,211.22           5.60           0.04           7.64   6.88    5.13
8.001 - 8.500     5.819  165,196.93           2.36           0.05           1.93   1.54    1.08
8.501 - 9.000     5.910  120,795.61           1.81           0.00           1.36   1.06    0.55
9.001 - 9.500     5.995   84,133.61           0.89           0.01           0.75   0.26    0.17
9.501 - 10.000    5.998   72,555.60           0.54           0.01           1.74   0.05    0.10
10.001 - 10.500   6.011   58,622.44           0.20           0.01           0.98   0.00    0.05
10.501 - 11.000   5.914   56,708.35           0.05           0.00           0.46   0.00    0.02
-----------------------------------------------------------------------------------------------
Total:            5.729  198,848.69          40.23           0.45          51.52  61.22   56.06
-----------------------------------------------------------------------------------------------

Please note LTV refers to loan to value for first lien and cumulative loan to value for second lien

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Credit Suisse First Boston
11 Madison Avenue
New York, New York 10010
www.csfb.com
Oct 21, 2005 16:11

--------------------------------------------------------------------------------

Disclaimer: This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient) understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them. Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.

                   Asset Backed Securities Portfolio Analysis
                           Fieldstone Mortgage Company
                            Mortgage Portfolio 2005-3
                                  4,402 records
                              Balance: 875,331,945

--------------------------------------------------------------------------------

Selection Criteria: All records

Table of Contents

1. Summary Aggregate
2. IO Loans From the Entire Pool

--------------------------------------------------------------------------------

1. Summary Aggregate

WAC: 7.278
Wtd Avg FICO: 650
FICO lt 600: 19.73
FICO 600 650: 29.20
WA LTV: 82.40
LTV eq 80: 43.13
LTV gt 80.01: 42.64
LTV 95.01 100: 3.71
Full Doc: 40.23
Stated Doc: 51.52
Limited Doc: 0.45
Purch %: 60.19
CO refi %: 9.78
Owner OCC: 97.42
Prepay Penalty: 81.92
Wtd Avg DTI: 41.91
ARM %: 89.21
2 YR Fixed ARM: 76.99
3 YR Fixed ARM: 10.86
1st Lien %: 96.12
Avg Loan Balance: 198848.69
# of Loans: 4402
Loan Bal < 100K: 8.64
Mtg Rates > 12%: 0.00
Manuf Housing (%): 0.05
Silent 2nd %: 56.06
IO Loan %: 61.22

2. IO Loans From the Entire Pool

5 YR IO: 100.00
2 YR IO: 0.00
FICO: 662
LTV: 81.83
DTI: 42.70
Full Doc: 32.11
Purchase: 62.80

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Credit Suisse First Boston
11 Madison Avenue
New York, New York 10010
www.csfb.com
Oct 21, 2005 16:12

--------------------------------------------------------------------------------

Disclaimer: This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient) understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them. Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.

Counterparty
------------------
Underwriter
Issuer
Depositor
Seller
Aggregator
Rep Provider
Master Servicer
Trustee
MI Provider
Monoline
Credit Manager
Federal Tax Status

Originators   Group (%)    Total (%)
-----------   ---------    ---------


Servicers    Group (%)   Total (%)
---------    ---------   ---------


   FICO           UPB           %
---------   ---------------   -----
<= 499      $           0.0    0.00%
500 - 519      1,907,974.43    0.22
520 - 539     10,874,574.10    1.24
540 - 559     36,610,912.03    4.18
560 - 579     46,671,160.98    5.33
580 - 599     76,644,185.36    8.76
600 - 619     99,804,423.19    11.4
620 - 639     92,421,107.23   10.56
640 - 659    107,882,633.81   12.32
660 - 679    134,914,854.16   15.41
680 - 699    102,406,255.01    11.7
700 - 719     68,570,599.37    7.83
720 - 739     45,916,953.77    5.25
740 - 759     27,588,653.24    3.15
760 - 779     13,796,861.01    1.58
780 - 799      7,490,205.74    0.86
800 >=         1,830,591.90    0.21

Collateral Info                  Group            TOTAL
-------------------------   --------------   ---------------
Gross WAC                             7.37%             7.28%
WA CLTV                              89.81%            92.35%
CLTV >80%                            74.85%            82.02%
CLTV >90%                            52.37%            62.07%
CLTV >95%                            45.56%            55.29%
LB <$50,000                           2.32%             1.27%
LB $50k - $100k                       8.78%             7.43%
LB $100k - $150k                     17.67%            12.45%
WA FICO                                642               650
<560 FICO                             5.79%             5.64%
560 - 600 FICO                       17.61%            14.74%
SF / TH / PUD                        83.57%            85.67%
2-4 Family                            8.60%             7.25%
Condo                                 7.84%             7.03%
Manufactured Housing (MH)             0.00%             0.05%
Other                                 0.00%             0.00%
Primary                              94.82%            97.42%
Second                                0.00%             0.00%
Investment                            5.18%             2.58%
Full / Alt                           61.04%            48.03%
Stated/Limited                       38.96%            51.97%
NINA                                  0.00%             0.00%
1st Lien                             97.06%            96.12%
2nd Lien                              2.94%             3.88%
State 1                                 CA                CA
%                                    23.29%            40.32%
State 2                                 IL                IL
%                                    10.95%             8.07%
State 3                                 WA                FL
%                                     9.03%             7.40%
State 4                                 AZ                AZ
%                                     8.70%             6.82%
State 5                                 FL                WA
%                                     6.19%             6.05%
ARM / HYB                            88.66%            89.21%
Fixed                                11.34%            10.79%
Purchase                             42.17%            60.19%
Refi-RT                              44.38%            30.03%
Refi-CO                              13.45%            97.80%
Size                        $312,063,230.0   $875,331,945.33
AVG Balance                 $   158,891.66   $    198,848.69
Loan Count                           1,964             4,402
Interest Only (IO)                   61.29%            61.22%
Negative Amortization                    0                 0

     GWAC             ARM UPB       ARM %      FIX UPB       FIX %
---------------   ---------------   -----   --------------   -----
6.001 - 6.500     $163,792,617.59   20.98%  $ 8,456,303.72    8.95%
6.501 - 7.000     $272,987,978.04   34.96%  $17,827,002.04   18.87%
7.001 - 7.500     $148,758,883.15   19.05%  $13,815,423.55   14.63%
7.501 - 8.000     $116,733,940.00   14.95%  $ 9,626,199.50   10.19%
8.001 - 8.500     $ 36,473,454.18    4.67%  $ 5,651,762.85    5.98%
8.501 - 9.000     $ 25,320,255.76    3.24%  $ 4,274,669.29    4.53%
9.001 - 9.500     $  8,748,752.32    1.12%  $ 6,984,232.98    7.39%
9.501 - 10.000    $  5,340,258.61    0.68%  $15,338,087.08   16.24%
10.001 - 10.500   $  2,166,217.49    0.28%  $ 8,385,822.24    8.88%
10.501 - 11.000   $    554,361.15    0.07%  $ 4,095,723.80    4.34%

Ratings
--------------
Moody's Rating
S&P Rating
Fitch Rating
DBRS Rating


Credit Enhancement
------------------------------------
Subordination (not including OC)
Prefund OC (%)
Initial Target OC (%)
Stepdown OC (%)
Stepdown Date
Excess Interest (12m Avg, Fwd Libor)

                                                                 Combined LTV
    Fixed        -----------------------------------------------------------------------------------------------------------
  Full Doc       0% - 60%   60.1% - 70%   70.1% - 75%   75.1% - 79%   79.1% - 80%   80.1% - 90%   90.1% - 95%   95.1% - 100%
----------------------------------------------------------------------------------------------------------------------------
FICO Range
0 - 559            0.03%       0.05%         0.05%         0.02%        0.08%          0.12%         0.00%          0.03%
560 - 599          0.13%       0.06%         0.02%         0.01%        0.09%          0.08%         0.09%          0.40%
600 - 619          0.01%       0.05%         0.19%         0.00%        0.13%          0.20%         0.03%          0.28%
620 - 659          0.09%       0.04%         0.06%         0.00%        0.17%          0.43%         0.12%          0.58%
660 - 699          0.06%       0.03%         0.00%         0.02%        0.05%          0.19%         0.04%          0.52%
700 - 740          0.00%       0.00%         0.01%         0.00%        0.05%          0.08%         0.00%          0.16%
741 or greater     0.00%       0.00%         0.00%         0.01%        0.05%          0.01%         0.00%          0.09%

                                                                 Combined LTV
     Fixed       -----------------------------------------------------------------------------------------------------------
 Not Full Doc    0% - 60%   60.1% - 70%   70.1% - 75%   75.1% - 79%   79.1% - 80%   80.1% - 90%   90.1% - 95%   95.1% - 100%
----------------------------------------------------------------------------------------------------------------------------
FICO Range
0 - 559            0.00%       0.01%         0.00%         0.00%         0.00%         0.00%          0.00%        0.00%
560 - 599          0.02%       0.10%         0.00%         0.00%         0.07%         0.04%          0.00%        0.08%
600 - 619          0.00%       0.00%         0.00%         0.00%         0.14%         0.04%          0.00%        0.08%
620 - 659          0.02%       0.07%         0.03%         0.02%         0.10%         0.11%          0.00%        0.41%
660 - 699          0.04%       0.02%         0.01%         0.05%         0.04%         0.19%          0.07%        1.56%
700 - 740          0.01%       0.00%         0.01%         0.03%         0.00%         0.04%          0.09%        1.61%
741 or greater     0.00%       0.00%         0.00%         0.00%         0.00%         0.00%          0.01%        0.71%

                                                                 Combined LTV
Amortizing ARM   -----------------------------------------------------------------------------------------------------------
   Full Doc      0% - 60%   60.1% - 70%   70.1% - 75%   75.1% - 79%   79.1% - 80%   80.1% - 90%   90.1% - 95%   95.1% - 100%
----------------------------------------------------------------------------------------------------------------------------
FICO Range
0 - 559            0.17%       0.31%         0.24%         0.12%         0.52%         1.29%         0.04%          0.29%
560 - 599          0.12%       0.10%         0.14%         0.10%         0.38%         1.79%         1.18%          2.84%
600 - 619          0.03%       0.08%         0.16%         0.02%         0.09%         0.54%         0.25%          1.49%
620 - 659          0.04%       0.20%         0.01%         0.03%         0.18%         0.66%         0.31%          1.72%
660 - 699          0.01%       0.01%         0.01%         0.00%         0.03%         0.11%         0.03%          0.32%
700 - 740          0.00%       0.00%         0.00%         0.00%         0.01%         0.06%         0.01%          0.19%
741 or greater     0.00%       0.00%         0.00%         0.00%         0.00%         0.02%         0.00%          0.02%




                                                                 Combined LTV
Amortizing ARM   -----------------------------------------------------------------------------------------------------------
 Not Full Doc    0% - 60%   60.1% - 70%   70.1% - 75%   75.1% - 79%   79.1% - 80%   80.1% - 90%   90.1% - 95%   95.1% - 100%
----------------------------------------------------------------------------------------------------------------------------
FICO Range
0 - 559            0.01%       0.18%         0.23%         0.14%         0.23%         0.23%         0.00%          0.00%
560 - 599          0.12%       0.08%         0.16%         0.00%         0.30%         0.66%         0.13%          0.34%
600 - 619          0.00%       0.10%         0.11%         0.00%         0.13%         0.60%         0.07%          0.17%
620 - 659          0.06%       0.13%         0.08%         0.04%         0.38%         0.77%         0.28%          0.76%
660 - 699          0.01%       0.06%         0.04%         0.17%         0.20%         0.62%         0.26%          2.45%
700 - 740          0.01%       0.11%         0.05%         0.00%         0.05%         0.26%         0.17%          1.11%
741 or greater     0.01%       0.00%         0.00%         0.00%         0.03%         0.29%         0.08%          0.36%

Non-Amortizing                                                   Combined LTV
     ARM         -----------------------------------------------------------------------------------------------------------
   Full Doc    0% - 60%   60.1% - 70%   70.1% - 75%   75.1% - 79%   79.1% - 80%   80.1% - 90%   90.1% - 95%   95.1% - 100%
----------------------------------------------------------------------------------------------------------------------------
FICO Range
0 - 559            0.09%       0.15%         0.07%         0.05%         0.14%         0.28%         0.00%          0.11%
560 - 599          0.39%       0.21%         0.17%         0.09%         0.46%         1.10%         0.04%          0.34%
600 - 619          0.01%       0.25%         0.21%         0.16%         0.45%         0.77%         0.51%          2.41%
620 - 659          0.13%       0.13%         0.06%         0.05%         0.18%         1.71%         0.48%          4.20%
660 - 699          0.05%       0.02%         0.00%         0.06%         0.14%         0.54%         0.19%          1.49%
700 - 740          0.00%       0.00%         0.00%         0.00%         0.09%         0.16%         0.12%          0.38%
741 or greater     0.00%       0.00%         0.00%         0.04%         0.00%         0.20%         0.01%          0.18%

Non-Amortizing                                                   Combined LTV
     ARM         -----------------------------------------------------------------------------------------------------------
 Not Full Doc    0% - 60%   60.1% - 70%   70.1% - 75%   75.1% - 79%   79.1% - 80%   80.1% - 90%   90.1% - 95%   95.1% - 100%
----------------------------------------------------------------------------------------------------------------------------
FICO Range
0 - 559            0.00%       0.00%         0.19%         0.07%         0.05%         0.10%         0.00%          0.00%
560 - 599          0.20%       0.47%         0.03%         0.05%         0.53%         0.29%         0.00%          0.12%
600 - 619          0.00%       0.06%         0.00%         0.05%         0.32%         0.73%         0.09%          0.41%
620 - 659          0.13%       0.28%         0.37%         0.06%         0.62%         2.50%         0.63%          3.49%
660 - 699          0.05%       0.13%         0.13%         0.09%         0.90%         1.58%         0.73%         13.82%
700 - 740          0.00%       0.11%         0.11%         0.14%         0.16%         0.46%         0.60%          6.82%
741 or greater     0.04%       0.13%         0.00%         0.08%         0.02%         0.10%         0.14%          2.97%

                                Total           %                WA
Aggregrate -       No of      Scheduled     Scheduled    WAC    OLTV*    WA
Current Rate (%)   Loans       Balance       Balance      %       %     FICO
----------------------------------------------------------------------------
4.51 - 5.00            0                0           0       0       0     --
5.01 - 5.50            0                0           0       0       0     --
5.51 - 6.00            0                0           0       0       0     --
6.01 - 6.50          595   172,248,921.30       19.68    6.39   80.41    669
6.51 - 7.00         1160   290,814,980.08       33.22    6.81   81.05    660
7.01 - 7.50          759   162,574,306.70       18.57     7.3   81.95    648
7.51 - 8.00          654   126,360,139.50       14.44    7.78   83.08    627
8.01 - 8.50          255    42,125,217.03        4.81     8.3   84.89    603
8.51 - 9.00          245    29,594,925.05        3.38    8.78   85.64    602
9.01 - 9.50          187    15,732,985.31         1.8    9.37   87.65    624
9.51 - 10.00         285    20,678,345.69        2.36    9.89   94.53    671
10.01 - 10.50        180    10,552,039.73        1.21   10.29   94.35    675
10.51 - 11.00         82     4,650,084.95        0.53   10.66   95.81    688
11.01 - 11.50          0                0           0       0       0     --
11.51 - 12.00          0                0           0       0       0     --
----------------------------------------------------------------------------
Total:              4402   875,331,945.33         100    7.28    82.4    650
----------------------------------------------------------------------------

Aggregrate -                    Total           %                WA
Current Rate       No of      Scheduled     Scheduled    WAC    OLTV*    WA
ARM (%)            Loans       Balance       Balance      %       %     FICO
----------------------------------------------------------------------------
4.51 - 5.00            0                0           0       0       0     --
5.01 - 5.50            0                0           0       0       0     --
5.51 - 6.00            0                0           0       0       0     --
6.01 - 6.50          565   163,792,617.59       20.98    6.38    80.6    670
6.51 - 7.00         1079   272,987,978.04       34.96    6.81   81.17    661
7.01 - 7.50          676   148,758,883.15       19.05     7.3   82.18    649
7.51 - 8.00          578   116,733,940.00       14.95    7.78   83.43    627
8.01 - 8.50          212    36,473,454.18        4.67     8.3   85.14    601
8.51 - 9.00          178    25,320,255.76        3.24    8.78   86.04    594
9.01 - 9.50           75     8,748,752.32        1.12    9.31   81.96    569
9.51 - 10.00          50     5,340,258.61        0.68    9.77   80.96    557
10.01 - 10.50         24     2,166,217.49        0.28   10.35   73.69    543
10.51 - 11.00          6       554,361.15        0.07   10.56   76.06    529
11.01 - 11.50          0                0           0       0       0     --
11.51 - 12.00          0                0           0       0       0     --
----------------------------------------------------------------------------
Total:              3443   780,876,718.29         100    7.15   81.91    648
----------------------------------------------------------------------------

Aggregrate -                   Total           %                WA
Current Rate       No of     Scheduled     Scheduled    WAC    OLTV*    WA
Fixed (%)          Loans      Balance       Balance      %       %     FICO
---------------------------------------------------------------------------
4.51 - 5.00            0               0           0       0       0     --
5.01 - 5.50            0               0           0       0       0     --
5.51 - 6.00            0               0           0       0       0     --
6.01 - 6.50           30    8,456,303.72        8.95    6.43   76.75    644
6.51 - 7.00           81   17,827,002.04       18.87    6.81   79.16    647
7.01 - 7.50           83   13,815,423.55       14.63    7.32   79.51    638
7.51 - 8.00           76    9,626,199.50       10.19    7.79   78.81    626
8.01 - 8.50           43    5,651,762.85        5.98     8.3   83.27    619
8.51 - 9.00           67    4,274,669.29        4.53    8.83   83.27    645
9.01 - 9.50          112    6,984,232.98        7.39    9.44   94.79    694
9.51 - 10.00         235   15,338,087.08       16.24    9.93   99.26    711
10.01 - 10.50        156    8,385,822.24        8.88   10.28   99.68    709
10.51 - 11.00         76    4,095,723.80        4.34   10.68   98.49    709
11.01 - 11.50          0               0           0       0       0     --
11.51 - 12.00          0               0           0       0       0     --
---------------------------------------------------------------------------
Total:               959   94,455,227.05         100    8.31   86.47    664
---------------------------------------------------------------------------

* In the case of second liens, CLTV employed in the calculation.

                                Total           %                WA
Group 1 -          No of      Scheduled     Scheduled    WAC    OLTV*    WA
Current Rate (%)   Loans       Balance       Balance      %       %     FICO
----------------------------------------------------------------------------
4.51 - 5.00            0                0           0       0       0     --
5.01 - 5.50            0                0           0       0       0     --
5.51 - 6.00            0                0           0       0       0     --
6.01 - 6.50          231    48,288,138.85       15.47    6.38   78.91    656
6.51 - 7.00          500    95,568,920.68       30.62    6.82   79.85    654
7.01 - 7.50          353    62,086,169.98        19.9     7.3   80.31    642
7.51 - 8.00          320    55,147,238.38       17.67    7.79   82.65    628
8.01 - 8.50          134    19,572,282.57        6.27    8.29   84.74    614
8.51 - 9.00          129    14,509,217.50        4.65    8.78   85.06    607
9.01 - 9.50           75     5,488,523.67        1.76    9.34   85.02    623
9.51 - 10.00         103     5,942,824.46         1.9    9.84   91.71    643
10.01 - 10.50         77     3,599,509.83        1.15   10.31    91.7    660
10.51 - 11.00         42     1,860,404.09         0.6   10.67   93.86    674
11.01 - 11.50          0                0           0       0       0     --
11.51 - 12.00          0                0           0       0       0     --
----------------------------------------------------------------------------
Total:              1964   312,063,230.01         100    7.37   81.38    642
----------------------------------------------------------------------------

Group 1 -                       Total           %                WA
Current Rate       No of      Scheduled     Scheduled    WAC    OLTV*    WA
ARM (%)            Loans       Balance       Balance      %       %     FICO
----------------------------------------------------------------------------
4.51 - 5.00            0                0           0       0       0     --
5.01 - 5.50            0                0           0       0       0     --
5.51 - 6.00            0                0           0       0       0     --
6.01 - 6.50          217    45,424,539.01       16.42    6.38   79.07    655
6.51 - 7.00          464    88,471,632.98       31.98    6.82   80.09    655
7.01 - 7.50          314    56,090,035.53       20.27     7.3   80.45    641
7.51 - 8.00          283    50,141,120.01       18.12    7.79   83.02    628
8.01 - 8.50          113    16,963,876.94        6.13    8.29   84.87    612
8.51 - 9.00           88    12,131,340.84        4.38    8.78   85.52    600
9.01 - 9.50           28     3,550,448.95        1.28     9.3   79.44    580
9.51 - 10.00          24     2,470,518.57        0.89    9.75   83.09    562
10.01 - 10.50         12     1,106,892.92         0.4   10.34   74.12    537
10.51 - 11.00          3       324,023.20        0.12   10.57   79.35    547
11.01 - 11.50          0                0           0       0       0     --
11.51 - 12.00          0                0           0       0       0     --
----------------------------------------------------------------------------
Total:              1546   276,674,428.94         100    7.28   81.05    640
----------------------------------------------------------------------------

Group 1 -                       Total          %               WA
Current Rate       No of      Scheduled    Scheduled    WAC   OLTV*    WA
Fixed (%)          Loans       Balance      Balance      %      %     FICO
--------------------------------------------------------------------------
4.51 - 5.00            0               0           0      0       0     --
5.01 - 5.50            0               0           0      0       0     --
5.51 - 6.00            0               0           0      0       0     --
6.01 - 6.50           14    2,863,599.84        8.09   6.42   76.52    659
6.51 - 7.00           36    7,097,287.70       20.06    6.8   76.82    650
7.01 - 7.50           39    5,996,134.46       16.94   7.31   79.07    643
7.51 - 8.00           37    5,006,118.37       14.15   7.79   79.01    626
8.01 - 8.50           21    2,608,405.63        7.37   8.33   83.89    621
8.51 - 9.00           41    2,377,876.66        6.72   8.83   82.69    645
9.01 - 9.50           47    1,938,074.72        5.48   9.42   95.22    701
9.51 - 10.00          79    3,472,305.88        9.81    9.9   97.85    701
10.01 - 10.50         65    2,492,616.91        7.04   10.3    99.5    714
10.51 - 11.00         39    1,536,380.90        4.34   10.7   96.92    700
11.01 - 11.50          0               0           0      0       0     --
11.51 - 12.00          0               0           0      0       0     --
--------------------------------------------------------------------------
Total:               418   35,388,801.07         100   8.11   83.94    658
--------------------------------------------------------------------------

SUBJECT TO REVISION
COMPUTATIONAL MATERIALS DATED OCTOBER 21, 2005

--------------------------------------------------------------------------------

                       STATISTICAL COLLATERAL INFORMATION

                    [FIELDSTONE INVESTMENT CORPORATION LOGO]

               FIELDSTONE MORTGAGE INVESTMENT TRUST, SERIES 2005-3

                   FIELDSTONE MORTGAGE INVESTMENT CORPORATION
                                    Depositor

                        FIELDSTONE INVESTMENT CORPORATION
                                     Seller

                             WELLS FARGO BANK, N.A.
               Trust Administrator, Master Servicer and Custodian

                    JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
                                  Sub-Servicer

                                October 21, 2005

--------------------------------------------------------------------------------

                                 CREDIT | FIRST
                                 SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

                       COMPUTATIONAL MATERIALS DISCLAIMER

The information contained in the attached materials (the "Information") has been provided by Credit Suisse First Boston LLC ("CSFB"). The Information contained herein is preliminary and subject to change. The Information does not include all of the information required to be included in the final prospectus relating to the securities. As such, the Information may not reflect the impact of all structural characteristics of the securities. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the "Commission") because they contain important information. Such documents may be obtained without charge at the Commission's website. Although a registration statement (including the base prospectus) relating to the securities discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Commission. Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the securities ("Offering Documents") discussed in this communication.

Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the CSFB syndicate desk or from the Commission's website.

There shall not be any offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please contact the CSFB Syndicate Desk at (212) 325-8549 for additional information.

CREDIT | FIRST
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

Aggregate Statistical Collateral Summary

Aggregate Outstanding Principal Balance   $875,331,945
Aggregate Original Principal Balance      $875,745,037
Number of Mortgage Loans                         4,402

                                  Minimum       Maximum       Average(1)
                                ----------   -------------   -----------
Original Principal Balance      $20,000.00   $1,200,000.00   $198,942.53
Outstanding Principal Balance   $19,788.65   $1,196,729.87   $198,848.69

                                                              Weighted
                                  Minimum       Maximum       Average(2)
                                ----------   -------------   -----------
Original Term (mos)                   180             360           353
Stated Remaining Term (mos)           176             360           351
Loan Age (mos)                          0               5             2
Current Interest Rate               6.150%         10.990%        7.278%
Initial Interest Rate Cap           2.000%          3.000%        2.985%
Periodic Rate Cap                   1.000%          1.000%        1.000%
Gross Margin                        3.000%          6.750%        5.729%
Maximum Mortgage Rate              12.150%         16.600%       13.154%
Minimum Mortgage Rate               6.150%         10.600%        7.154%
Months to Roll                         20              60            24
Original Loan-to-Value              14.41%         100.00%        82.40%
Credit Score(3)                       502             815           650

                                                Earliest        Latest
                                             -------------   -----------
Maturity Date:                                    7/1/2020     11/1/2035

                             Percent of
Lien Position              Mortgage Pool
-------------------        -------------
1st Lien                          96.12%
2nd Lien                           3.88%

                             Percent of
Occupancy                  Mortgage Pool
-------------------        -------------
Investment Property                2.58%
Primary Home                      97.42%
Total:                           100.00%

                             Percent of
Loan Type                  Mortgage Pool
-------------------        -------------
ARM                               89.21%
FIXED                             10.79%

                             Percent of
Year of Origination        Mortgage Pool
-------------------        -------------
2005                             100.00%

                             Percent of
Loan Purpose               Mortgage Pool
-------------------        -------------
Purchase                          60.19%
Refinance - Cashout               9.78%
Refinance - Rate/Term             30.03%
Total:                           100.00%

                             Percent of
Property Type              Mortgage Pool
------------------------   -------------
Condominium                        7.03%
Manufactured Home                  0.05%
Planned Unit Development          17.10%
Single Family Attached             0.56%
Single Family Detached            67.73%
Townhouse                          0.28%
Two-to-Four Family                 7.25%
Total:                           100.00%

--------------------------------------------------------------------------------

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Minimum and Weighting only for loans with scores.

CREDIT | FIRST
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

                 Mortgage Rates for the Aggregate Mortgage Loans

                                                                             Weighted    Average
                         Number of      Aggregate      Percent of  Weighted   Average   Principal     Weighted
                         Mortgage   Principal Balance   Mortgage    Average   Credit     Balance       Average     Percent
Range of Mortgage Rates    Loans       Outstanding        Pool      Coupon     Score   Outstanding  Original LTV  Full Doc
--------------------------------------------------------------------------------------------------------------------------
6.001% to 6.500%               595    $172,248,921.30      19.68%    6.387%       669  $289,493.99        80.41%    44.82%
6.501% to 7.000%             1,160     290,814,980.08      33.22     6.812        660   250,702.57        81.05     37.64
7.001% to 7.500%               759     162,574,306.70      18.57     7.302        648   214,195.40        81.95     40.20
7.501% to 8.000%               654     126,360,139.50      14.44     7.779        627   193,211.22        83.08     38.77
8.001% to 8.500%               255      42,125,217.03       4.81     8.300        603   165,196.93        84.89     48.96
8.501% to 9.000%               245      29,594,925.05       3.38     8.785        602   120,795.61        85.64     53.45
9.001% to 9.500%               187      15,732,985.31       1.80     9.367        624    84,133.61        87.65     49.45
9.501% to 10.000%              285      20,678,345.69       2.36     9.890        671    72,555.60        94.53     22.90
10.001% to 10.500%             180      10,552,039.73       1.21    10.291        675    58,622.44        94.35     16.81
10.501% to 11.000%              82       4,650,084.95       0.53    10.662        688    56,708.35        95.81      9.31
--------------------------------------------------------------------------------------------------------------------------
Total:                       4,402    $875,331,945.33     100.00%    7.278%       650  $198,848.69        82.40%    40.23%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 6.150% per annum to 10.990% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 7.278% per annum.

      Remaining Months to Stated Maturity for the Aggregate Mortgage Loans

                                                                               Weighted    Average
                           Number of      Aggregate      Percent of  Weighted   Average   Principal     Weighted
Range of Remaining Months  Mortgage   Principal Balance   Mortgage    Average   Credit     Balance       Average     Percent
to Stated Maturity           Loans       Outstanding        Pool      Coupon     Score   Outstanding  Original LTV  Full Doc
----------------------------------------------------------------------------------------------------------------------------
169 - 180                        601    $ 34,964,426.05       3.99%    9.938%       712  $ 58,177.08        99.04%     9.49%
229 - 240                          7         896,963.24       0.10     7.810        630   128,137.61        65.38     67.02
349 - 360                      3,794     839,470,556.05      95.90     7.167        648   221,262.67        81.72     41.49
----------------------------------------------------------------------------------------------------------------------------
Total:                         4,402    $875,331,945.33     100.00%    7.278%       650  $198,848.69        82.40%    40.23%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 176 months to 360 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 351 months.

CREDIT | FIRST
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

  Outstanding Mortgage Loan Principal Balances for the Aggregate Mortgage Loans

                                            Aggregate      Percent            Weighted     Average
Range of Outstanding          Number of     Principal        of     Weighted   Average    Principal      Weighted
Mortgage Loan Principal       Mortgage       Balance      Mortgage   Average   Credit      Balance        Average     Percent
Balances                        Loans      Outstanding      Pool     Coupon     Score    Outstanding   Original LTV  Full Doc
-----------------------------------------------------------------------------------------------------------------------------
$50,000.00 or less                  318  $ 11,142,284.40     1.27%    9.846%       703  $   35,038.63        96.11%    24.09%
$50,000.01 to $100,000.00           861    65,020,936.76     7.43     8.481        640      75,517.93        84.79     59.08
$100,000.01 to $150,000.00          873   108,491,096.38    12.39     7.603        634     124,273.88        82.51     64.08
$150,000.01 to $200,000.00          663   115,068,179.58    13.15     7.304        635     173,556.83        80.44     59.45
$200,000.01 to $250,000.00          414    92,606,743.54    10.58     7.271        642     223,687.79        80.99     47.62
$250,000.01 to $300,000.00          336    91,501,183.90    10.45     7.159        647     272,324.95        81.46     38.76
$300,000.01 to $350,000.00          293    94,265,899.42    10.77     6.961        653     321,726.62        82.28     31.28
$350,000.01 to $400,000.00          231    86,380,442.11     9.87     6.955        654     373,941.31        82.23     30.26
$400,000.01 to $450,000.00          142    60,329,619.26     6.89     7.069        661     424,856.47        83.03     23.75
$450,000.01 to $500,000.00          107    51,135,770.30     5.84     6.883        665     477,904.40        82.71     14.16
$500,000.01 to $550,000.00           55    28,746,391.57     3.28     6.833        671     522,661.66        83.03      7.28
$550,000.01 to $600,000.00           44    25,237,601.33     2.88     6.890        673     573,581.85        83.22     11.30
$600,000.01 to $650,000.00           30    18,871,372.33     2.16     6.801        675     629,045.74        84.83     23.04
$650,000.01 to $700,000.00           11     7,455,123.26     0.85     6.836        664     677,738.48        81.92      0.00
$700,000.01 to $750,000.00           13     9,427,971.31     1.08     6.975        720     725,228.56        84.41     15.79
$750,000.01 to $800,000.00            3     2,383,400.00     0.27     6.846        682     794,466.67        87.67      0.00
$800,000.01 to $850,000.00            4     3,325,000.00     0.38     6.762        675     831,250.00        84.86     50.38
$850,000.01 to $900,000.00            2     1,746,200.00     0.20     6.872        656     873,100.00        82.48    100.00
$950,000.01 to $1,000,000.00          1     1,000,000.00     0.11     6.850        669   1,000,000.00        80.00    100.00
Greater than or equal to
$1,000,000.01                         1     1,196,729.87     0.14     6.500        648   1,196,729.87        62.34    100.00
-----------------------------------------------------------------------------------------------------------------------------
Total:                            4,402  $875,331,945.33   100.00%    7.278%       650  $  198,848.69        82.40%    40.23%

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $19,788.65 to approximately $1,196,729.87 and the average outstanding principal balance of the Mortgage Loans was approximately $198,848.69.

CREDIT | FIRST
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

                 Product Types for the Aggregate Mortgage Loans

                                                                         Weighted    Average
                     Number of      Aggregate      Percent of  Weighted   Average   Principal     Weighted
                      Mortgage  Principal Balance   Mortgage    Average   Credit     Balance       Average     Percent
Product Types          Loans       Outstanding        Pool      Coupon     Score   Outstanding  Original LTV  Full Doc
----------------------------------------------------------------------------------------------------------------------
2/28 LIBOR ARM           1,353    $216,229,600.33      24.70%    7.540%       620  $159,814.93        81.98%    54.67%
2/28 LIBOR IO ARM        1,608     457,723,019.78      52.29     6.963        663   284,653.62        82.01     29.47
30/15 BALLOON              590      33,903,489.21       3.87     9.990        715    57,463.54        99.60      8.33
3/27 LIBOR ARM             224      35,600,038.67       4.07     7.560        617   158,928.74        82.95     61.28
3/27 LIBOR IO ARM          219      59,447,365.59       6.79     7.022        657   271,449.16        80.88     44.30
5/1 TREASURY ARM             8       2,461,854.46       0.28     6.684        652   307,731.81        70.46     82.96
5/1 TREASURY IO ARM         31       9,414,839.46       1.08     6.998        663   303,704.50        80.94     57.94
Fixed                      332      51,217,726.16       5.85     7.430        632   154,270.26        78.92     68.74
Fixed IO                    37       9,334,011.68       1.07     7.015        651   252,270.59        80.22     57.73
----------------------------------------------------------------------------------------------------------------------
Total:                   4,402    $875,331,945.33     100.00%    7.278%       650  $198,848.69        82.40%    40.23%

               Amortization Types for the Aggregate Mortgage Loans

                                                                       Weighted    Average
                   Number of      Aggregate      Percent of  Weighted   Average   Principal    Weighted
                    Mortgage  Principal Balance   Mortgage    Average    Credit    Balance      Average      Percent
Amortization Type    Loans       Outstanding        Pool      Coupon     Score   Outstanding  Original LTV  Full Doc
--------------------------------------------------------------------------------------------------------------------
30/15 Balloon            590    $ 33,903,489.21       3.87%    9.990%       715  $ 57,463.54        99.60%     8.33%
5 Year IO              1,895     535,919,236.51      61.22     6.971        662   282,806.98        81.83     32.11
Fully Amortizing       1,917     305,509,219.61      34.90     7.517        622   159,368.40        81.49     58.03
--------------------------------------------------------------------------------------------------------------------
Total:                 4,402    $875,331,945.33     100.00%    7.278%       650  $198,848.69        82.40%    40.23%

                 Loan Programs for the Aggregate Mortgage Loans

                                                                   Weighted    Average
               Number of      Aggregate      Percent of  Weighted   Average   Principal     Weighted
                Mortgage  Principal Balance   Mortgage    Average   Credit     Balance       Average     Percent
Loan Programs    Loans       Outstanding        Pool      Coupon     Score   Outstanding  Original LTV  Full Doc
----------------------------------------------------------------------------------------------------------------
High Street        1,091    $186,654,128.52      21.32%    7.252%       616  $171,085.36        82.44%    68.54%
Main Street          444      80,597,698.22       9.21     7.979        575   181,526.35        80.56     63.76
Wall Street        2,867     608,080,118.60      69.47     7.193        670   212,096.31        82.63     28.43
----------------------------------------------------------------------------------------------------------------
Total:             4,402    $875,331,945.33     100.00%    7.278%       650  $198,848.69        82.40%    40.23%

CREDIT | FIRST
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

  State Distributions of Mortgaged Properties for the Aggregate Mortgage Loans

                                                                            Weighted    Average
                        Number of       Aggregate     Percent of  Weighted   Average   Principal     Weighted
State Distributions of   Mortgage  Principal Balance   Mortgage    Average   Credit     Balance       Average     Percent
Mortgaged Properties      Loans       Outstanding        Pool      Coupon    Score    Outstanding  Original LTV  Full Doc
-------------------------------------------------------------------------------------------------------------------------
Arizona                       312    $ 59,721,550.45       6.82%    7.326%       636  $191,415.23        81.85%    58.13%
Arkansas                       11       1,126,427.17       0.13     8.255        604   102,402.47        84.44     65.94
California                  1,168     352,965,791.76      40.32     6.968        668   302,196.74        82.29     22.10
Colorado                      176      26,890,143.41       3.07     7.207        650   152,784.91        82.15     55.29
Connecticut                     4         726,457.84       0.08     7.704        608   181,614.46        84.66     16.83
Delaware                        5         825,252.97       0.09     7.941        570   165,050.59        86.49     83.84
Florida                       356      64,740,916.39       7.40     7.404        641   181,856.51        82.12     36.98
Georgia                       122      16,463,382.76       1.88     7.349        629   134,945.76        83.05     60.75
Idaho                          30       4,164,168.80       0.48     7.211        615   138,805.63        80.89     51.71
Illinois                      396      70,626,060.82       8.07     7.739        650   178,348.64        83.01     40.93
Indiana                        28       2,528,559.72       0.29     8.199        622    90,305.70        82.50     75.71
Iowa                           82       7,779,731.23       0.89     8.358        614    94,874.77        84.55     77.96
Kansas                         95      10,070,361.44       1.15     7.959        625   106,003.80        83.02     73.51
Kentucky                       10         960,461.60       0.11     8.187        592    96,046.16        84.10     88.07
Louisiana                       3         222,726.59       0.03     7.882        615    74,242.20        83.19    100.00
Maine                           9       1,263,456.50       0.14     7.982        612   140,384.06        81.28     50.26
Maryland                       89      21,263,307.20       2.43     7.549        643   238,913.56        81.84     45.27
Massachusetts                 100      24,258,316.77       2.77     7.599        637   242,583.17        82.24     31.36
Michigan                       75      10,481,578.88       1.20     7.782        631   139,754.39        84.90     55.86
Minnesota                      61       9,876,042.32       1.13     7.099        653   161,902.33        82.60     62.24
Mississippi                     4         483,431.34       0.06     7.436        624   120,857.83        86.54    100.00
Missouri                      158      17,960,702.98       2.05     8.002        612   113,675.34        84.24     65.27
Nebraska                       25       2,194,950.31       0.25     7.785        631    87,798.01        81.70     77.91
Nevada                         69      12,908,651.20       1.47     7.135        635   187,081.90        81.18     70.79
New Hampshire                  22       4,158,281.90       0.48     7.388        625   189,012.81        84.32     38.65
New Jersey                     28       6,443,533.75       0.74     7.889        639   230,126.21        83.22     32.39
New Mexico                      9       1,825,240.26       0.21     7.544        611   202,804.47        82.86    100.00
North Carolina                 11       1,340,139.04       0.15     7.370        623   121,830.82        81.96     78.12
North Dakota                    1          66,462.91       0.01     8.900        614    66,462.91        95.00    100.00
Ohio                            3         459,776.57       0.05     7.929        648   153,258.86        81.30     54.33
Oklahoma                       17       2,059,211.04       0.24     7.590        604   121,130.06        80.80     83.46
Oregon                         64      10,850,796.53       1.24     7.063        637   169,543.70        82.11     53.83
Pennsylvania                   20       3,066,035.35       0.35     7.452        621   153,301.77        82.21     56.75
Rhode Island                   19       3,573,456.83       0.41     6.958        659   188,076.68        81.07     42.40
South Carolina                  7         987,747.14       0.11     7.175        620   141,106.73        80.99     56.82
South Dakota                    1         111,017.17       0.01     7.000        586   111,017.17        80.00    100.00
Tennessee                      38       3,928,687.32       0.45     8.189        613   103,386.51        86.17     68.51
Texas                         337      35,300,200.30       4.03     7.444        635   104,748.37        80.59     63.89
Utah                           35       4,648,423.76       0.53     7.618        639   132,812.11        85.87     61.64
Vermont                         3         550,381.47       0.06     8.628        639   183,460.49        85.06     28.11
Washington                    294      52,919,979.32       6.05     7.249        640   179,999.93        82.36     58.67
Virginia                       82      19,501,763.33       2.23     7.351        652   237,826.38        83.13     42.22
West Virginia                   4         799,113.44       0.09     8.064        617   199,778.36        88.70    100.00
Wisconsin                      17       2,004,893.48       0.23     7.800        609   117,934.91        83.69     85.52
Wyoming                         2         234,373.97       0.03     6.693        636   117,186.99        79.09    100.00
-------------------------------------------------------------------------------------------------------------------------
Total:                      4,402    $875,331,945.33     100.00%    7.278%       650  $198,848.69        82.40%    40.23%

No more than approximately 0.54% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

CREDIT | FIRST
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

         Original Loan-to-Value Ratios for the Aggregate Mortgage Loans

                                          Aggregate                           Weighted    Average
                            Number of     Principal     Percent of  Weighted   Average   Principal     Weighted
Range of Original Loan-to-   Mortgage      Balance       Mortgage    Average   Credit     Balance       Average     Percent
Value Ratios                  Loans      Outstanding       Pool      Coupon     Score   Outstanding  Original LTV  Full Doc
---------------------------------------------------------------------------------------------------------------------------
50.00% or less                     46  $  6,923,348.74        0.79%    7.324%      602  $150,507.58         42.27%   62.19%
50.01% to 55.00%                   22     4,081,985.63        0.47     6.935       606   185,544.80         53.09    53.90
55.01% to 60.00%                   42     7,420,580.73        0.85     7.292       598   176,680.49         58.09    73.37
60.01% to 65.00%                   41     9,169,038.61        1.05     7.345       609   223,635.09         62.80    59.27
65.01% to 70.00%                  115    24,021,461.98        2.74     7.426       613   208,882.28         68.93    40.78
70.01% to 75.00%                  197    30,686,609.66        3.51     7.539       608   155,769.59         73.79    50.12
75.01% to 80.00%                1,990   419,828,529.89       47.96     6.986       656   210,969.11         79.84    38.92
80.01% to 85.00%                  580   163,173,535.96       18.64     7.071       659   281,333.68         84.75    29.45
85.01% to 90.00%                  622   144,721,680.73       16.53     7.501       636   232,671.51         89.72    50.81
90.01% to 95.00%                  186    32,795,447.03        3.75     8.040       630   176,319.61         94.75    66.92
95.01% to 100.00%                 561    32,509,726.36        3.71     9.991       715    57,949.60         99.98     8.27
---------------------------------------------------------------------------------------------------------------------------
Total:                          4,402  $875,331,945.33      100.00%    7.278%      650  $198,848.69         82.40%   40.23%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 14.41% to 100.00% and the weighted average Original Loan-to-Value was approximately 82.40%.

                  Loan Purpose for the Aggregate Mortgage Loans

                                          Aggregate                           Weighted    Average
                            Number of     Principal     Percent of  Weighted   Average   Principal    Weighted
                             Mortgage      Balance        Mortgage   Average   Credit     Balance      Average      Percent
Loan Purpose                  Loans      Outstanding       Pool      Coupon     Score   Outstanding  Original LTV  Full Doc
---------------------------------------------------------------------------------------------------------------------------
Purchase                        2,819  $526,831,575.00       60.19%    7.233%      666  $186,885.98         83.31%   31.23%
Refinance - Cashout               373    85,614,057.42        9.78     7.311       624   229,528.30         80.81    52.27
Refinance - Rate/Term           1,210   262,886,312.91       30.03     7.359       627   217,261.42         81.10    54.37
---------------------------------------------------------------------------------------------------------------------------
Total:                          4,402  $875,331,945.33      100.00%    7.278%      650  $198,848.69         82.40%   40.23%

                 Property Type for the Aggregate Mortgage Loans

                                          Aggregate                           Weighted    Average
                            Number of     Principal     Percent of  Weighted   Average   Principal    Weighted
                             Mortgage      Balance        Mortgage   Average   Credit     Balance      Average      Percent
Property Type                 Loans      Outstanding       Pool      Coupon     Score   Outstanding  Original LTV  Full Doc
---------------------------------------------------------------------------------------------------------------------------
Single Family Detached          3,059  $592,873,455.08       67.73%    7.288%      648  $193,812.83         82.42%   40.69%
Planned Unit Development          718   149,678,982.75       17.10     7.239       645   208,466.55         82.21    46.90
Two-to-Four Family                228    63,479,664.08        7.25     7.306       676   278,419.58         82.20    21.23
Condominium                       344    61,538,368.64        7.03     7.239       660   178,890.61         82.79    37.49
Single Family Attached             36     4,935,124.04        0.56     7.450       650   137,086.78         82.18    51.31
Townhouse                          16     2,421,350.74        0.28     7.399       616   151,334.42         86.16    68.65
Manufactured Home                   1       405,000.00        0.05     6.675       637   405,000.00         69.83     0.00
---------------------------------------------------------------------------------------------------------------------------
Total:                          4,402  $875,331,945.33      100.00%    7.278%      650  $198,848.69         82.40%   40.23%

CREDIT | FIRST
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
-------------------------------------------------------------------------------

                 Documentation for the Aggregate Mortgage Loans

                                           Aggregate                           Weighted    Average
                             Number of     Principal     Percent of  Weighted  Average    Principal     Weighted
                              Mortgage      Balance       Mortgage    Average   Credit     Balance       Average     Percent
Documentation                  Loans      Outstanding       Pool      Coupon     Score   Outstanding  Original LTV  Full Doc
----------------------------------------------------------------------------------------------------------------------------
Full Documentation               2,089  $352,187,174.19       40.23%    7.232%    616    $168,591.28         81.82%  100.00%
Stated Income Wage Earner        1,359   282,374,251.62       32.26     7.361     685     207,780.91         83.11     0.00
Stated Income Self-Employed        668   168,594,954.14       19.26     7.247     674     252,387.66         82.41     0.00
12 Month Bank Statements           203    49,885,870.43        5.70     7.255     623     245,743.20         82.51     0.00
24 Month Bank Statements            66    18,378,201.00        2.10     7.255     618     278,457.59         82.74     0.00
Limited Documentation               17     3,911,493.95        0.45     7.254     653     230,087.88         80.47     0.00
----------------------------------------------------------------------------------------------------------------------------
Total:                           4,402  $875,331,945.33      100.00%    7.278%    650    $198,848.69         82.40%   40.23%

                   Occupancy for the Aggregate Mortgage Loans

                                           Aggregate                           Weighted    Average
                             Number of     Principal     Percent of  Weighted   Average   Principal     Weighted
                              Mortgage      Balance       Mortgage    Average   Credit     Balance       Average     Percent
Occupancy                      Loans      Outstanding       Pool      Coupon     Score   Outstanding  Original LTV  Full Doc
----------------------------------------------------------------------------------------------------------------------------
Investment Property                122  $ 22,559,586.82        2.58%    7.725%      663  $184,914.65         76.33%   29.16%
Primary Home                     4,280   852,772,358.52       97.42     7.267       650   199,245.88         82.56    40.53
----------------------------------------------------------------------------------------------------------------------------
Total:                           4,402  $875,331,945.33      100.00%    7.278%      650  $198,848.69         82.40%   40.23%

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

           Mortgage Loan Age Summary for the Aggregate Mortgage Loans

                                           Aggregate                           Weighted    Average
                             Number of     Principal     Percent of  Weighted   Average   Principal     Weighted
Mortgage Loan                 Mortgage      Balance       Mortgage    Average   Credit     Balance       Average     Percent
Age Summary                    Loans      Outstanding       Pool      Coupon     Score   Outstanding  Original LTV  Full Doc
----------------------------------------------------------------------------------------------------------------------------
0                                  254  $ 47,262,977.00        5.40%    7.432%      663  $186,074.71         82.38%   32.00%
1                                1,980   397,027,734.90       45.36     7.275       653   200,519.06         82.47    39.73
2                                1,627   308,349,839.92       35.23     7.347       645   189,520.49         82.30    41.99
3                                  523   118,087,634.65       13.49     7.066       648   225,788.98         82.54    40.84
4                                   17     4,542,933.47        0.52     6.834       635   267,231.38         80.30    34.24
5                                    1        60,825.39        0.01     8.850       553    60,825.39         72.62    100.00
----------------------------------------------------------------------------------------------------------------------------
Total:                           4,402  $875,331,945.33      100.00%    7.278%      650  $198,848.69         82.40%   40.23%

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 2 months.

CREDIT | FIRST
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

        Original Prepayment Penalty Term for the Aggregate Mortgage Loans

                                   Aggregate                           Weighted    Average    Weighted
                     Number of      Principal    Percent of  Weighted   Average   Principal    Average
Original Prepayment   Mortgage      Balance       Mortgage    Average   Credit     Balance    Original   Percent
Penalty Term           Loans      Outstanding       Pool      Coupon     Score   Outstanding     LTV    Full Doc
----------------------------------------------------------------------------------------------------------------
6 Months                    91  $  9,853,157.07       1.13%    7.907%       624  $108,276.45    82.65%    74.83%
12 Months                   72    20,384,220.19       2.33     7.407        667   283,114.17    82.52     32.35
24 Months                2,726   586,881,337.93      67.05     7.124        653   215,290.29    82.47     36.30
30 Months                    1       180,000.00       0.02     7.450        597   180,000.00    80.00    100.00
36 Months                  511    99,768,278.08      11.40     7.141        642   195,241.25    80.24     59.62
None                     1,001   158,264,952.06      18.08     7.879        645   158,106.85    83.47     41.39
----------------------------------------------------------------------------------------------------------------
Total:                   4,402  $875,331,945.33     100.00%    7.278%       650  $198,848.69    82.40%    40.23%

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 25 months.

                 Credit Scores for the Aggregate Mortgage Loans

                             Aggregate                           Weighted    Average    Weighted
               Number of     Principal     Percent of  Weighted   Average   Principal    Average
Range of        Mortgage      Balance       Mortgage    Average   Credit     Balance    Original   Percent
Credit Scores    Loans      Outstanding       Pool      Coupon     Score   Outstanding     LTV    Full Doc
----------------------------------------------------------------------------------------------------------
501 to 525            33  $  5,477,627.92       0.63%    8.856%     518    $165,988.72    72.72%    81.21%
526 to 550           139    22,080,956.18       2.52     8.354      541     158,855.80    79.09     73.16
551 to 575           343    60,970,897.74       6.97     7.952      563     177,757.72    81.05     72.88
576 to 600           518    89,917,573.45      10.27     7.358      589     173,586.05    80.57     75.09
601 to 625           622   124,443,496.37      14.22     7.201      613     200,069.93    81.87     68.17
626 to 650           599   125,417,296.26      14.33     7.103      638     209,377.79    81.91     50.09
651 to 675           606   154,070,668.07      17.60     7.010      664     254,242.03    82.07     25.98
676 to 700           693   133,027,066.28      15.20     7.262      687     191,958.25    83.89     11.60
701 to 725           425    79,469,121.77       9.08     7.243      712     186,986.17    84.56      9.66
726 to 750           236    45,623,495.49       5.21     7.198      736     193,319.90    84.74     10.21
751 to 775           119    23,147,695.44       2.64     7.326      761     194,518.45    84.45     13.35
776 to 800            64     9,855,458.47       1.13     7.357      785     153,991.54    84.52      6.29
801 to 825             5     1,830,591.90       0.21     6.747      805     366,118.38    86.28     25.22
----------------------------------------------------------------------------------------------------------
Total:             4,402  $875,331,945.33     100.00%    7.278%     650    $198,848.69    82.40%    40.23%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 502 to 815 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 650.

                  Credit Grade for the Aggregate Mortgage Loans

                             Aggregate                           Weighted    Average    Weighted
               Number of     Principal     Percent of  Weighted   Average   Principal    Average
                Mortgage       Balance      Mortgage    Average   Credit     Balance    Original   Percent
Credit Grade     Loans      Outstanding       Pool      Coupon     Score   Outstanding     LTV    Full Doc
----------------------------------------------------------------------------------------------------------
A                  4,110  $818,412,229.16      93.50%    7.228%     655    $199,127.06    82.83%    38.62%
A-                   147    32,214,981.32       3.68     7.752      592     219,149.53    79.71     59.83
B                     96    17,305,012.54       1.98     7.937      577     180,260.55    72.64     62.34
C                     36     5,431,098.21       0.62     8.996      563     150,863.84    70.44     75.27
D                     13     1,968,624.11       0.22     9.789      555     151,432.62    67.49    100.00
----------------------------------------------------------------------------------------------------------
Total:             4,402  $875,331,945.33     100.00%    7.278%     650    $198,848.69    82.40%    40.23%

CREDIT | FIRST
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

            Margins for the Aggregate Adjustable-Rate Mortgage Loans

                                Aggregate                           Weighted    Average    Weighted
                  Number of     Principal     Percent of  Weighted   Average   Principal    Average
                   Mortgage       Balance      Mortgage    Average   Credit     Balance    Original   Percent
Range of Margins    Loans      Outstanding       Pool      Coupon     Score   Outstanding     LTV    Full Doc
-------------------------------------------------------------------------------------------------------------
2.501% to 3.000%          4  $    568,912.57       0.07%    7.400%       624  $142,228.14    81.70%   100.00%
3.001% to 3.500%          5       697,013.10       0.09     7.373        663   139,402.62    80.00     29.24
3.501% to 4.000%        130    21,730,998.77       2.78     7.387        656   167,161.53    80.37     45.81
4.001% to 4.500%          5       956,977.46       0.12     7.245        646   191,395.49    80.25     28.27
4.501% to 5.000%          2       869,029.40       0.11     6.570        678   434,514.70    85.55      0.00
5.001% to 5.500%        754   192,941,611.12      24.71     7.094        631   255,890.73    82.76     53.97
5.501% to 6.000%      1,779   443,455,483.16      56.79     7.060        657   249,272.33    81.77     31.66
6.001% to 6.500%        763   119,540,837.70      15.31     7.557        645   156,672.13    81.31     44.45
6.501% to 7.000%          1       115,855.00       0.01     6.850        634   115,855.00    85.00    100.00
-------------------------------------------------------------------------------------------------------------
Total:                3,443  $780,876,718.29     100.00%    7.154%       648  $226,801.25    81.91%    39.54%

As of the Cut-off Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 3.000% per annum to 6.750% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.729% per annum.

     Maximum Mortgage Rates for the Aggregate Adjustable-Rate Mortgage Loans

                                  Aggregate                           Weighted    Average    Weighted
                    Number of     Principal     Percent of  Weighted   Average   Principal    Average
Range of Maximum     Mortgage      Balance       Mortgage    Average   Credit     Balance    Original   Percent
Mortgage Rates        Loans      Outstanding       Pool      Coupon     Score   Outstanding     LTV    Full Doc
---------------------------------------------------------------------------------------------------------------
12.001% to 12.500%        565  $163,792,617.59      20.98%    6.385%       670  $289,898.44    80.60%    42.44%
12.501% to 13.000%      1,079   272,987,978.04      34.96     6.812        661   253,000.91    81.17     36.00
13.001% to 13.500%        676   148,758,883.15      19.05     7.301        649   220,057.52    82.18     37.78
13.501% to 14.000%        578   116,733,940.00      14.95     7.778        627   201,961.83    83.43     36.49
14.001% to 14.500%        212    36,473,454.18       4.67     8.300        601   172,044.60    85.14     47.88
14.501% to 15.000%        178    25,320,255.76       3.24     8.777        594   142,248.63    86.04     55.79
15.001% to 15.500%         75     8,748,752.32       1.12     9.307        569   116,650.03    81.96     63.38
15.501% to 16.000%         50     5,340,258.61       0.68     9.774        557   106,805.17    80.96     65.70
16.001% to 16.500%         24     2,166,217.49       0.28    10.346        543    90,259.06    73.69     57.61
16.501% to 17.000%          6       554,361.15       0.07    10.563        529    92,393.53    76.06     57.27
---------------------------------------------------------------------------------------------------------------
Total:                  3,443  $780,876,718.29     100.00%    7.154%       648  $226,801.25    81.91%    39.54%

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 12.150% per annum to 16.600% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.154% per annum.

CREDIT | FIRST
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

   Next Rate Adjustment Date for the Aggregate Adjustable-Rate Mortgage Loans

                               Aggregate                           Weighted    Average
                 Number of     Principal     Percent of  Weighted   Average   Principal     Weighted
Next Rate         Mortgage      Balance       Mortgage    Average   Credit     Balance       Average     Percent
Adjustment Date    Loans      Outstanding       Pool      Coupon     Score   Outstanding  Original LTV  Full Doc
----------------------------------------------------------------------------------------------------------------
July 2007                6  $  1,777,928.71       0.23%    6.879%       638  $296,321.45        81.85%    12.37%
August 2007            279    76,007,127.57       9.73     6.893        649   272,426.98        83.14     37.20
September 2007       1,060   225,669,788.63      28.90     7.227        645   212,896.03        81.89     37.58
October 2007         1,438   331,172,188.20      42.41     7.142        651   230,300.55        81.82     38.59
November 2007          178    39,325,587.00       5.04     7.244        659   220,930.26        81.93     30.55
June 2008                1        60,825.39       0.01     8.850        553    60,825.39        72.62    100.00
July 2008                7     1,926,082.82       0.25     6.669        623   275,154.69        79.85     34.11
August 2008            132    29,871,117.00       3.83     7.054        639   226,296.34        80.57     46.05
September 2008         208    43,139,481.13       5.52     7.374        639   207,401.35        81.97     55.12
October 2008            91    19,454,457.93       2.49     7.205        655   213,785.25        82.86     49.20
November 2008            4       595,440.00       0.08     6.987        687   148,860.00        81.04     54.20
August 2010              6     2,398,629.33       0.31     6.662        639   399,771.55        67.09    100.00
September 2010          15     3,060,670.13       0.39     6.771        669   204,044.68        81.12     53.33
October 2010            15     5,572,294.46       0.71     7.148        663   371,486.30        82.57     51.48
November 2010            3       845,100.00       0.11     6.874        673   281,700.00        78.33     70.71
----------------------------------------------------------------------------------------------------------------
Total:               3,443  $780,876,718.29     100.00%    7.154%       648  $226,801.25        81.91%    39.54%

                   Lien Type for the Aggregate Mortgage Loans

                               Aggregate                           Weighted    Average
                 Number of     Principal     Percent of  Weighted   Average   Principal     Weighted
                  Mortgage      Balance       Mortgage    Average   Credit     Balance       Average     Percent
Lien Type          Loans      Outstanding       Pool      Coupon     Score   Outstanding  Original LTV  Full Doc
----------------------------------------------------------------------------------------------------------------
1                    3,810  $841,387,685.73      96.12%    7.169%       647  $220,836.66        81.70%    41.53%
2                      592    33,944,259.60       3.88     9.996        715    57,338.28        99.64      8.12
----------------------------------------------------------------------------------------------------------------
Total:               4,402  $875,331,945.33     100.00%    7.278%       650  $198,848.69        82.40%    40.23%

CREDIT | FIRST
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

Group 1 Statistical Collateral Summary

Aggregate Outstanding Principal Balance   $312,063,230
Aggregate Original Principal Balance      $312,199,961
Number of Mortgage Loans                         1,964

                                            Minimum      Maximum      Average(1)
                                          ----------   -----------   -----------
Original Principal Balance                $20,000.00   $600,000.00   $158,961.28
Outstanding Principal Balance             $19,788.65   $600,000.00   $158,891.66

                                            Minimum    Maximum   Weighted Average(2)
                                          ----------   -------   -------------------
Original Term (mos)                             180       360                   354
Stated Remaining Term (mos)                     177       360                   353
Loan Age (mos)                                    0         4                     2
Current Interest Rate                         6.150%   10.990%                7.370%
Initial Interest Rate Cap                     2.000%    3.000%                2.982%
Periodic Rate Cap                             1.000%    1.000%                1.000%
Gross Margin                                  3.000%    6.750%                5.755%
Maximum Mortgage Rate                        12.150%   16.600%               13.275%
Minimum Mortgage Rate                         6.150%   10.600%                7.275%
Months to Roll                                   20        60                    25
Original Loan-to-Value                        30.33%   100.00%                81.38%
Credit Score(3)                                 503       804                   642

                                          Earliest     Latest
                                          --------   ---------
Maturity Date:                            8/1/2020   11/1/2035

Lien Position              Percent of Mortgage Pool
-------------              ------------------------
1st Lien                                     97.06%
2nd Lien                                      2.94%

Occupancy                  Percent of Mortgage Pool
-------------------        ------------------------
Investment Property                           5.18%
Primary Home                                 94.82%
Total:                                      100.00%

Loan Type                  Percent of Mortgage Pool
---------                  ------------------------
ARM                                          88.66%
FIXED                                        11.34%

Year of Origination        Percent of Mortgage Pool
-------------------        ------------------------
2005                                        100.00%

Loan Purpose               Percent of Mortgage Pool
---------------------      ------------------------
Purchase                                     42.17%
Refinance - Cashout                          13.45%
Refinance - Rate/Term                        44.38%
Total:                                      100.00%

Property Type              Percent of Mortgage Pool
------------------------   ------------------------
Condominium                                   7.84%
Planned Unit Development                     15.77%
Single Family Attached                        0.68%
Single Family Detached                       66.74%
Townhouse                                     0.38%
Two-to-Four Family                            8.60%
Total:                                      100.00%

--------------------------------------------------------------------------------
(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Minimum and Weighting only for loans with scores.

CREDIT | FIRST
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

                  Mortgage Rates for the Group 1 Mortgage Loans

                                                                             Weighted    Average
                         Number of      Aggregate      Percent of  Weighted   Average   Principal     Weighted
                          Mortgage  Principal Balance   Mortgage    Average   Credit     Balance       Average     Percent
Range of Mortgage Rates    Loans       Outstanding        Pool      Coupon     Score   Outstanding  Original LTV  Full Doc
--------------------------------------------------------------------------------------------------------------------------
6.001% to 6.500%               231    $ 48,288,138.85       15.47%    6.380%      656  $209,039.56         78.91%   76.16%
6.501% to 7.000%               500      95,568,920.68       30.62     6.820       654   191,137.84         79.85    57.33
7.001% to 7.500%               353      62,086,169.98       19.90     7.305       642   175,881.50         80.31    52.94
7.501% to 8.000%               320      55,147,238.38       17.67     7.795       628   172,335.12         82.65    43.73
8.001% to 8.500%               134      19,572,282.57        6.27     8.293       614   146,061.81         84.74    48.88
8.501% to 9.000%               129      14,509,217.50        4.65     8.784       607   112,474.55         85.06    49.52
9.001% to 9.500%                75       5,488,523.67        1.76     9.345       623    73,180.32         85.02    60.61
9.501% to 10.000%              103       5,942,824.46        1.90     9.838       643    57,697.32         91.71    42.52
10.001% to 10.500%              77       3,599,509.83        1.15    10.315       660    46,746.88         91.70    35.66
10.501% to 11.000%              42       1,860,404.09        0.60    10.674       674    44,295.34         93.86    10.89
--------------------------------------------------------------------------------------------------------------------------
Total:                       1,964    $312,063,230.01      100.00%    7.370%      642  $158,891.66         81.38%   55.32%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 6.150% per annum to 10.990% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 7.370% per annum.

       Remaining Months to Stated Maturity for the Group 1 Mortgage Loans

                                                                               Weighted    Average
                           Number of       Aggregate     Percent of  Weighted   Average   Principal     Weighted
Range of Remaining Months   Mortgage  Principal Balance   Mortgage    Average   Credit     Balance      Average      Percent
to Stated Maturity           Loans       Outstanding        Pool      Coupon     Score   Outstanding  Original LTV  Full Doc
----------------------------------------------------------------------------------------------------------------------------
169 - 180                        249    $  9,837,365.62        3.15%    9.872%      712  $ 39,507.49         98.11%   22.06%
229 - 240                          1         129,543.62        0.04     7.750       547   129,543.62         75.80   100.00
349 - 360                      1,714     302,096,320.77       96.81     7.288       640   176,252.23         80.84    56.39
----------------------------------------------------------------------------------------------------------------------------
Total:                         1,964    $312,063,230.01      100.00%    7.370%      642  $158,891.66         81.38%   55.32%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 177 months to 360 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 353 months.

CREDIT | FIRST
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

   Outstanding Mortgage Loan Principal Balances for the Group 1 Mortgage Loans

                                                                                Weighted    Average
Range of Outstanding        Number of       Aggregate     Percent of  Weighted   Average   Principal     Weighted
Mortgage Loan Principal      Mortgage  Principal Balance   Mortgage    Average   Credit     Balance       Average     Percent
Balances                      Loans       Outstanding        Pool      Coupon     Score   Outstanding  Original LTV  Full Doc
-----------------------------------------------------------------------------------------------------------------------------
$50,000.00 or less                214    $  7,252,068.43        2.32%    9.892%      710  $ 33,888.17         98.11%   26.09%
$50,000.01 to $100,000.00         362      27,413,211.46        8.78     8.125       629    75,727.10         81.61    69.54
$100,000.01 to $150,000.00        437      54,831,057.46       17.57     7.377       639   125,471.53         81.48    67.22
$150,000.01 to $200,000.00        377      65,693,842.12       21.05     7.251       641   174,254.22         79.75    57.87
$200,000.01 to $250,000.00        235      52,624,235.49       16.86     7.264       639   223,932.92         80.40    55.45
$250,000.01 to $300,000.00        172      46,920,024.00       15.04     7.195       640   272,790.84         80.49    53.49
$300,000.01 to $350,000.00        123      39,657,818.01       12.71     6.996       640   322,421.28         82.09    42.72
$350,000.01 to $400,000.00         26       9,409,166.01        3.02     7.148       659   361,891.00         84.78    41.66
$400,000.01 to $450,000.00         12       4,979,603.61        1.60     7.409       662   414,966.97         82.33    33.55
$450,000.01 to $500,000.00          2         985,671.15        0.32     6.878       677   492,835.57         87.52     0.00
$500,000.01 to $550,000.00          1         531,000.00        0.17     7.250       712   531,000.00         90.00     0.00
$550,000.01 to $600,000.00          3       1,765,532.26        0.57     7.037       700   588,510.75         76.41     0.00
-----------------------------------------------------------------------------------------------------------------------------
Total:                          1,964    $312,063,230.01      100.00%    7.370%      642  $158,891.66         81.38%   55.32%

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $19,788.65 to approximately $600,000.00 and the average outstanding principal balance of the Mortgage Loans was approximately $158,891.66.

CREDIT | FIRST
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

                  Product Types for the Group 1 Mortgage Loans

                                                                              Weighted     Average
                      Number of       Aggregate       Percent of   Weighted    Average    Principal      Weighted
                      Mortgage    Principal Balance    Mortgage     Average    Credit      Balance        Average      Percent
Product Types           Loans        Outstanding         Pool       Coupon      Score    Outstanding   Original LTV   Full Doc
------------------------------------------------------------------------------------------------------------------------------
2/28 LIBOR ARM              531     $ 75,580,749.84       24.22%     7.593%        629   $142,336.63         81.99%     56.66%
2/28 LIBOR IO ARM           763      156,269,362.19       50.08      7.122         645    204,809.12         80.78      51.93
30/15 BALLOON               244        9,158,358.30        2.93      9.989         717     37,534.26         99.36      20.43
3/27 LIBOR ARM              100       14,311,401.70        4.59      7.607         623    143,114.02         82.56      62.53
3/27 LIBOR IO ARM           128       25,644,450.73        8.22      7.151         644    200,347.27         79.99      60.23
5/1 TREASURY ARM              5          975,245.02        0.31      6.946         661    195,049.00         77.58      56.98
5/1 TREASURY IO ARM          19        3,893,219.46        1.25      6.947         671    204,906.29         75.97      67.43
Fixed                       148       20,766,851.39        6.65      7.534         632    140,316.56         78.26      74.33
Fixed IO                     26        5,463,591.38        1.75      7.139         657    210,138.13         79.72      69.22
------------------------------------------------------------------------------------------------------------------------------
Total:                    1,964     $312,063,230.01      100.00%     7.370%        642   $158,891.66         81.38%     55.32%

                Amortization Types for the Group 1 Mortgage Loans

                                                                              Weighted     Average
                      Number of       Aggregate       Percent of   Weighted    Average    Principal      Weighted
                      Mortgage    Principal Balance    Mortgage     Average    Credit      Balance        Average      Percent
Amortization Type       Loans        Outstanding         Pool       Coupon      Score    Outstanding   Original LTV   Full Doc
------------------------------------------------------------------------------------------------------------------------------
30/15 Balloon               244     $  9,158,358.30        2.93%     9.989%        717   $ 37,534.26         99.36%     20.43%
5 Year IO                   936      191,270,623.76       61.29      7.123         646    204,348.96         80.54      53.85
Fully Amortizing            784      111,634,247.95       35.77      7.578         629    142,390.62         81.33      60.70
------------------------------------------------------------------------------------------------------------------------------
Total:                    1,964     $312,063,230.01      100.00%     7.370%        642   $158,891.66         81.38%     55.32%

                  Loan Programs for the Group 1 Mortgage Loans

                                                                              Weighted     Average
                      Number of       Aggregate       Percent of   Weighted    Average    Principal      Weighted
                       Mortgage   Principal Balance    Mortgage     Average    Credit      Balance        Average      Percent
Loan Programs           Loans        Outstanding         Pool       Coupon      Score    Outstanding   Original LTV   Full Doc
------------------------------------------------------------------------------------------------------------------------------
High Street                 475     $ 70,727,252.77       22.66%     7.297%        621   $148,899.48         82.22%     76.57%
Main Street                 239       39,787,974.92       12.75      7.954         576    166,476.88         80.53      72.11
Wall Street               1,250      201,548,002.32       64.59      7.280         663    161,238.40         81.25      44.55
------------------------------------------------------------------------------------------------------------------------------
Total:                    1,964     $312,063,230.01      100.00%     7.370%        642   $158,891.66         81.38%     55.32%

CREDIT | FIRST
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

   State Distributions of Mortgaged Properties for the Group 1 Mortgage Loans

                                                                              Weighted     Average
State Distributions   Number of       Aggregate       Percent of   Weighted    Average    Principal     Weighted
of Mortgaged           Mortgage   Principal Balance    Mortgage     Average    Credit      Balance       Average       Percent
Properties              Loans        Outstanding         Pool       Coupon     Score     Outstanding   Original LTV   Full Doc
------------------------------------------------------------------------------------------------------------------------------
Arizona                     166     $ 27,154,063.31        8.70%     7.429%        634   $163,578.69         81.68%     65.21%
Arkansas                      4          322,798.02        0.10      8.505         573     80,699.50         88.59     100.00
California                  295       72,681,200.19       23.29      6.947         643    246,376.95         78.01      47.51
Colorado                    131       18,695,459.28        5.99      7.236         658    142,713.43         82.69      53.46
Connecticut                   1          147,200.00        0.05      8.900         550    147,200.00         80.00       0.00
Florida                     132       19,318,661.42        6.19      7.392         643    146,353.50         81.37      50.32
Georgia                      64        7,963,703.07        2.55      7.436         628    124,432.86         82.89      72.15
Idaho                        11        1,353,645.29        0.43      7.207         623    123,058.66         80.21      45.39
Illinois                    220       34,169,558.09       10.95      7.741         648    155,316.17         82.83      43.81
Indiana                      12        1,056,284.70        0.34      7.954         630     88,023.73         84.07      71.08
Iowa                         36        3,384,728.37        1.08      8.324         610     94,020.23         82.99      75.24
Kansas                       47        4,782,021.21        1.53      8.054         630    101,745.13         82.69      69.13
Kentucky                      2          228,000.87        0.07      9.002         552    114,000.44         89.41     100.00
Louisiana                     1          113,855.59        0.04      8.300         641    113,855.59         95.00     100.00
Maine                         3          202,948.36        0.07      8.683         600     67,649.45         91.42      37.25
Maryland                     55       10,730,327.42        3.44      7.687         646    195,096.86         80.22      47.84
Massachusetts                56       11,491,140.49        3.68      7.601         649    205,198.94         82.59      38.44
Michigan                     45        5,779,306.96        1.85      7.793         638    128,429.04         85.57      58.64
Minnesota                    43        6,406,719.90        2.05      7.134         654    148,993.49         82.46      63.33
Mississippi                   2          196,248.61        0.06      7.369         640     98,124.30         84.10     100.00
Missouri                     80        7,818,584.25        2.51      8.095         610     97,732.30         84.85      76.17
Nebraska                     17        1,415,790.44        0.45      7.816         648     83,281.79         83.63      77.69
Nevada                       43        7,687,365.56        2.46      7.095         645    178,775.94         80.41      66.26
New Hampshire                13        1,922,691.16        0.62      7.328         645    147,899.32         86.25      50.70
New Jersey                   13        2,559,290.98        0.82      7.763         666    196,868.54         81.32      35.72
New Mexico                    2          246,831.78        0.08      7.959         629    123,415.89         81.86     100.00
North Carolina                6          764,817.10        0.25      7.396         626    127,469.52         83.50      89.28
Ohio                          2          371,876.12        0.12      7.711         670    185,938.06         81.60      43.53
Oklahoma                      5          478,723.31        0.15      7.629         602     95,744.66         83.14      84.61
Oregon                       34        5,165,565.58        1.66      7.225         654    151,928.40         82.84      48.37
Pennsylvania                  4          501,570.90        0.16      7.380         603    125,392.72         82.01      75.97
Rhode Island                 10        2,253,985.94        0.72      6.784         645    225,398.59         79.34      51.97
South Carolina                1          123,250.00        0.04      7.250         626    123,250.00         85.00     100.00
South Dakota                  1          111,017.17        0.04      7.000         586    111,017.17         80.00     100.00
Tennessee                    16        1,405,113.27        0.45      8.524         617     87,819.58         85.80      75.67
Texas                       142       12,266,467.34        3.93      7.541         640     86,383.57         80.95      58.43
Utah                         19        2,024,679.10        0.65      7.520         634    106,562.06         85.17      78.10
Vermont                       3          550,381.47        0.18      8.628         639    183,460.49         85.06      28.11
Washington                  173       28,175,665.92        9.03      7.198         645    162,865.12         82.73      69.92
Virginia                     38        7,887,522.97        2.53      7.179         650    207,566.39         81.82      43.98
West Virginia                 3          597,251.75        0.19      8.119         614    199,083.92         90.47     100.00
Wisconsin                    12        1,398,916.76        0.45      7.796         620    116,576.40         82.37      79.25
Wyoming                       1          158,000.00        0.05      6.550         633    158,000.00         79.00     100.00
------------------------------------------------------------------------------------------------------------------------------
Total:                    1,964     $312,063,230.01      100.00%     7.370%        642   $158,891.66         81.38%     55.32%

No more than approximately 0.53% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

CREDIT | FIRST
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

          Original Loan-to-Value Ratios for the Group 1 Mortgage Loans

                                                                               Weighted     Average     Weighted
                       Number of       Aggregate       Percent of   Weighted    Average    Principal     Average
Range of Original       Mortgage   Principal Balance    Mortgage     Average    Credit      Balance     Original    Percent
Loan-to-Value Ratios     Loans        Outstanding         Pool       Coupon      Score    Outstanding      LTV     Full Doc
---------------------------------------------------------------------------------------------------------------------------
50.00% or less                25     $  4,234,662.81        1.36%     7.222%        606   $169,386.51     43.08%     52.33%
50.01% to 55.00%              14        3,074,059.45        0.99      6.882         614    219,575.68     53.13      50.49
55.01% to 60.00%              26        4,660,273.60        1.49      7.383         605    179,241.29     57.83      65.51
60.01% to 65.00%              22        4,202,627.90        1.35      7.394         624    191,028.54     62.62      65.95
65.01% to 70.00%              63       12,106,007.09        3.88      7.473         619    192,158.84     68.99      43.25
70.01% to 75.00%             104       14,579,235.29        4.67      7.447         612    140,184.95     73.78      57.51
75.01% to 80.00%             873      149,014,659.62       47.75      7.081         652    170,692.62     79.76      53.23
80.01% to 85.00%             223       42,242,828.12       13.54      7.303         642    189,429.72     84.53      52.25
85.01% to 90.00%             292       55,714,974.15       17.85      7.601         631    190,804.71     89.73      63.00
90.01% to 95.00%              85       13,369,976.01        4.28      8.064         621    157,293.84     94.59      83.33
95.01% to 100.00%            237        8,863,925.97        2.84      9.987         718     37,400.53     99.94      20.32
---------------------------------------------------------------------------------------------------------------------------
Total:                     1,964     $312,063,230.01      100.00%     7.370%        642   $158,891.66     81.38%     55.32%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 30.33% to 100.00% and the weighted average Original Loan-to-Value was approximately 81.38%.

                   Loan Purpose for the Group 1 Mortgage Loans

                                                                                Weighted     Average     Weighted
                        Number of       Aggregate       Percent of   Weighted    Average    Principal     Average
                         Mortgage   Principal Balance    Mortgage     Average    Credit      Balance     Original    Percent
Loan Purpose              Loans        Outstanding         Pool       Coupon      Score    Outstanding      LTV     Full Doc
----------------------------------------------------------------------------------------------------------------------------
Purchase                    1,022     $131,593,397.81       42.17%     7.372%        659   $128,760.66     82.74%     49.95%
Refinance - Cashout           216       41,962,720.60       13.45      7.276         630    194,271.85     79.47      60.44
Refinance - Rate/Term         726      138,507,111.61       44.38      7.396         630    190,781.15     80.66      58.88
----------------------------------------------------------------------------------------------------------------------------
Total:                      1,964     $312,063,230.01      100.00%     7.370%        642   $158,891.66     81.38%     55.32%

                  Property Type for the Group 1 Mortgage Loans

                                                                                   Weighted     Average     Weighted
                           Number of       Aggregate       Percent of   Weighted    Average    Principal     Average
                            Mortgage   Principal Balance    Mortgage     Average    Credit      Balance     Original    Percent
Property Type                Loans        Outstanding         Pool       Coupon      Score    Outstanding      LTV     Full Doc
-------------------------------------------------------------------------------------------------------------------------------
Single Family Detached         1,373     $208,261,766.05       66.74%     7.402%        637   $151,683.73     81.29%     58.25%
Planned Unit Development         291       49,210,629.16       15.77      7.247         645    169,108.69     81.51      58.26
Two-to-Four Family               107       26,822,139.79        8.60      7.377         669    250,674.20     80.81      27.27
Condominium                      167       24,456,916.45        7.84      7.332         652    146,448.60     81.96      52.68
Single Family Attached            18        2,136,347.15        0.68      7.403         652    118,685.95     84.90      77.43
Townhouse                          8        1,175,431.42        0.38      7.339         625    146,928.93     86.05      69.38
-------------------------------------------------------------------------------------------------------------------------------
Total:                         1,964     $312,063,230.01      100.00%     7.370%        642   $158,891.66     81.38%     55.32%

CREDIT | FIRST
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

                  Documentation for the Group 1 Mortgage Loans

                                                                                   Weighted     Average     Weighted
                           Number of       Aggregate       Percent of   Weighted    Average    Principal     Average
                            Mortgage   Principal Balance    Mortgage     Average    Credit      Balance     Original    Percent
Documentation                Loans        Outstanding         Pool       Coupon      Score    Outstanding      LTV     Full Doc
-------------------------------------------------------------------------------------------------------------------------------
Full Documentation             1,107     $172,642,754.32       55.32%     7.230%        621   $155,955.51     81.53%    100.00%
Stated Income Wage
   Earner                        542       81,940,583.03       26.26      7.594         680    151,181.89     81.58       0.00
Stated Income Self-
   Employed                      215       39,144,443.55       12.54      7.439         665    182,067.18     80.14       0.00
12 Month Bank Statements          73       13,139,821.60        4.21      7.528         624    179,997.56     82.00       0.00
24 Month Bank Statements          24        4,705,965.85        1.51      7.591         620    196,081.91     81.05       0.00
Limited Documentation              3          489,661.66        0.16      7.240         650    163,220.55     81.29       0.00
-------------------------------------------------------------------------------------------------------------------------------
Total:                         1,964     $312,063,230.01      100.00%     7.370%        642   $158,891.66     81.38%     55.32%

                    Occupancy for the Group 1 Mortgage Loans

                                                                              Weighted     Average     Weighted
                      Number of       Aggregate       Percent of   Weighted    Average    Principal     Average
                       Mortgage   Principal Balance    Mortgage     Average    Credit      Balance     Original    Percent
Occupancy               Loans        Outstanding         Pool       Coupon      Score    Outstanding      LTV     Full Doc
--------------------------------------------------------------------------------------------------------------------------
Investment Property          93     $ 16,150,933.69        5.18%     7.868%        665   $173,665.95     76.11%     28.54%
Primary Home              1,871      295,912,296.33       94.82      7.342         641    158,157.29     81.67      56.78
--------------------------------------------------------------------------------------------------------------------------
Total:                    1,964     $312,063,230.01      100.00%     7.370%        642   $158,891.66     81.38%     55.32%

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

            Mortgage Loan Age Summary for the Group 1 Mortgage Loans

                                                                              Weighted     Average     Weighted
                      Number of        Aggregate      Percent of   Weighted    Average    Principal     Average
Mortgage Loan          Mortgage   Principal Balance    Mortgage     Average    Credit      Balance     Original    Percent
Age Summary             Loans         Outstanding        Pool       Coupon      Score    Outstanding      LTV     Full Doc
--------------------------------------------------------------------------------------------------------------------------
0                           124     $ 19,144,036.00        6.13%     7.580%        655   $154,387.39     81.14%     42.41%
1                           891      142,447,128.79       45.65      7.361         644    159,873.32     81.47      55.39
2                           741      114,433,868.44       36.67      7.434         638    154,431.67     81.40      56.16
3                           200       34,030,993.97       10.91      7.093         640    170,154.97     81.00      59.98
4                             8        2,007,202.82        0.64      7.031         619    250,900.35     82.24      47.13
--------------------------------------------------------------------------------------------------------------------------
Total:                    1,964     $312,063,230.01      100.00%     7.370%        642   $158,891.66     81.38%     55.32%

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 2 months.

CREDIT | FIRST
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

         Original Prepayment Penalty Term for the Group 1 Mortgage Loans

                                     Aggregate                              Weighted     Average
                      Number of      Principal      Percent of   Weighted    Average     Principal      Weighted
Original Prepayment    Mortgage       Balance        Mortgage     Average    Credit      Balance         Average      Percent
Penalty Term            Loans       Outstanding        Pool       Coupon      Score     Outstanding   Original LTV   Full Doc
-----------------------------------------------------------------------------------------------------------------------------
6 Months                     46   $  4,759,013.81        1.53%     8.041%        630    $103,456.82         82.63%     69.46%
12 Months                    25      5,911,097.98        1.89      7.116         656     236,443.92         81.38      45.56
24 Months                 1,090    186,235,463.78       59.68      7.188         639     170,858.22         80.98      56.33
30 Months                     1        180,000.00        0.06      7.450         597     180,000.00         80.00     100.00
36 Months                   254     41,387,874.09       13.26      7.209         644     162,944.39         79.69      68.47
None                        548     73,589,780.35       23.58      7.897         648     134,287.92         83.26      45.14
-----------------------------------------------------------------------------------------------------------------------------
Total:                    1,964   $312,063,230.01      100.00%     7.370%        642    $158,891.66         81.38%     55.32%

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 25 months.

                  Credit Scores for the Group 1 Mortgage Loans

                                 Aggregate                              Weighted     Average
                  Number of      Principal      Percent of   Weighted   Average     Principal      Weighted
Range of Credit    Mortgage       Balance        Mortgage     Average    Credit      Balance        Average      Percent
Scores              Loans       Outstanding        Pool       Coupon     Score     Outstanding   Original LTV   Full Doc
------------------------------------------------------------------------------------------------------------------------
501 to 525                9   $  1,084,930.63        0.35%     9.520%        512   $120,547.85         66.46%    100.00%
526 to 550               50      7,169,069.73        2.30      8.617         543    143,381.39         78.81      69.89
551 to 575              161     27,686,596.69        8.87      7.932         563    171,966.44         79.05      75.86
576 to 600              231     37,103,615.60       11.89      7.454         589    160,621.71         80.11      77.82
601 to 625              319     55,229,720.27       17.70      7.235         613    173,133.92         81.41      78.88
626 to 650              292     50,148,638.05       16.07      7.161         638    171,741.91         81.31      65.07
651 to 675              267     50,063,012.63       16.04      7.126         662    187,501.92         81.40      42.97
676 to 700              268     37,089,372.67       11.89      7.381         687    138,393.18         82.89      24.54
701 to 725              174     22,514,979.28        7.21      7.398         711    129,396.43         82.79      21.92
726 to 750              101     12,900,262.38        4.13      7.297         736    127,725.37         83.49      19.66
751 to 775               52      6,209,572.37        1.99      7.265         759    119,414.85         83.82      28.14
776 to 800               39      4,512,459.72        1.45      7.546         785    115,704.10         84.40       6.38
801 to 825                1        351,000.00        0.11      6.800         804    351,000.00         90.00     100.00
-----------------------------------------------------------------------------------------------------------------------
Total:                1,964   $312,063,230.01      100.00%     7.370%        642   $158,891.66         81.38%     55.32%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 503 to 804 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 642.

                   Credit Grade for the Group 1 Mortgage Loans

                              Aggregate                              Weighted     Average
               Number of      Principal      Percent of   Weighted    Average    Principal      Weighted
                Mortgage       Balance        Mortgage     Average    Credit      Balance        Average      Percent
Credit Grade     Loans       Outstanding        Pool       Coupon      Score    Outstanding   Original LTV   Full Doc
---------------------------------------------------------------------------------------------------------------------
A                  1,816   $284,526,419.63       91.18%     7.313%       648    $156,677.54         81.98%     54.20%
A-                    87     16,650,178.33        5.34      7.734        596     191,381.36         78.40      65.81
B                     42      8,044,805.70        2.58      7.788        579     191,542.99         70.12      63.23
C                     15      2,158,695.52        0.69      9.580        537     143,913.03         71.72      78.90
D                      4        683,130.83        0.22     10.040        551     170,782.71         65.61     100.00
--------------------------------------------------------------------------------------------------------------------
Total:             1,964   $312,063,230.01      100.00%     7.370%       642    $158,891.66         81.38%     55.32%

CREDIT | FIRST
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

             Margins for the Group 1 Adjustable-Rate Mortgage Loans

                                  Aggregate                              Weighted     Average
                   Number of      Principal      Percent of   Weighted    Average    Principal      Weighted
                    Mortgage       Balance        Mortgage     Average     Credit     Balance        Average      Percent
Range of Margins     Loans       Outstanding        Pool       Coupon      Score    Outstanding   Original LTV   Full Doc
-------------------------------------------------------------------------------------------------------------------------
2.501% to 3.000%           3   $    450,203.42        0.16%     7.414%        612   $150,067.81         79.86%    100.00%
3.001% to 3.500%           4        465,986.41        0.17      7.335         641    116,496.60         80.00      43.74
3.501% to 4.000%          75     11,783,505.40        4.26      7.385         661    157,113.41         80.20      47.64
4.001% to 4.500%           1        310,593.64        0.11      7.800         614    310,593.64         75.00       0.00
5.001% to 5.500%         246     49,566,194.10       17.91      7.239         617    201,488.59         83.06      73.65
5.501% to 6.000%         804    157,196,833.35       56.82      7.158         643    195,518.45         80.70      52.36
6.001% to 6.500%         412     56,785,257.62       20.52      7.603         647    137,828.30         80.50      46.43
6.501% to 7.000%           1        115,855.00        0.04      6.850         634    115,855.00         85.00     100.00
------------------------------------------------------------------------------------------------------------------------
Total:                 1,546   $276,674,428.94      100.00%     7.275%        640   $178,961.47         81.05%     54.78%

As of the Cut-off Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 3.000% per annum to 6.750% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.755% per annum.

      Maximum Mortgage Rates for the Group 1 Adjustable-Rate Mortgage Loans

                                    Aggregate                              Weighted     Average
                     Number of      Principal      Percent of   Weighted   Average     Principal      Weighted
Range of Maximum      Mortgage       Balance        Mortgage     Average    Credit      Balance        Average      Percent
Mortgage Rates         Loans       Outstanding        Pool       Coupon      Score    Outstanding   Original LTV   Full Doc
---------------------------------------------------------------------------------------------------------------------------
12.001% to 12.500%         217   $ 45,424,539.01        16.42%     6.378%       655   $209,329.67          79.07%     74.65%
12.501% to 13.000%         464     88,471,632.98        31.98      6.822        655    190,671.62          80.09      56.08
13.001% to 13.500%         314     56,090,035.53        20.27      7.304        641    178,630.69          80.44      50.22
13.501% to 14.000%         283     50,141,120.01        18.12      7.795        628    177,177.10          83.02      40.92
14.001% to 14.500%         113     16,963,876.94         6.13      8.287        612    150,122.80          84.87      48.38
14.501% to 15.000%          88     12,131,340.84         4.38      8.776        600    137,856.15          85.52      50.97
15.001% to 15.500%          28      3,550,448.95         1.28      9.303        580    126,801.75          79.44      61.77
15.501% to 16.000%          24      2,470,518.57         0.89      9.754        562    102,938.27          83.09      72.86
16.001% to 16.500%          12      1,106,892.92         0.40     10.340        537     92,241.08          74.12      78.66
16.501% to 17.000%           3        324,023.20         0.12     10.573        547    108,007.73          79.35      26.90
---------------------------------------------------------------------------------------------------------------------------
Total:                   1,546   $276,674,428.94       100.00%     7.275%       640   $178,961.47          81.05%     54.78%

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 12.150% per annum to 16.600% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.275% per annum.

CREDIT | FIRST
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

    Next Rate Adjustment Date for the Group 1 Adjustable-Rate Mortgage Loans

                                                                          Weighted     Average
                  Number of       Aggregate       Percent of   Weighted    Average    Principal      Weighted
Next Rate          Mortgage   Principal Balance    Mortgage     Average    Credit      Balance        Average       Percent
Adjustment Date     Loans        Outstanding         Pool       Coupon      Score    Outstanding   Original LTV    Full Doc
---------------------------------------------------------------------------------------------------------------------------
July 2007                 3     $    719,920.00        0.26%     7.625%        624   $239,973.33         82.27%      30.56%
August 2007              92       17,789,891.69        6.43      6.867         638    193,368.39         81.76       60.92
September 2007          463       80,389,630.81       29.06      7.336         637    173,627.71         81.16       52.82
October 2007            651      117,727,831.54       42.55      7.268         641    180,841.52         81.10       54.42
November 2007            85       15,222,838.00        5.50      7.470         652    179,092.21         81.08       41.96
July 2008                 4          972,282.82        0.35      6.748         600    243,070.70         79.69       42.28
August 2008              61       12,070,676.70        4.36      7.184         634    197,879.95         79.99       58.42
September 2008          114       18,434,018.46        6.66      7.448         631    161,701.92         80.74       64.31
October 2008             45        7,883,434.44        2.85      7.296         652    175,187.43         82.86       60.30
November 2008             4          595,440.00        0.22      6.987         687    148,860.00         81.04       54.20
August 2010               4          834,399.46        0.30      6.591         652    208,599.87         70.43      100.00
September 2010           11        2,182,470.56        0.79      6.839         673    198,406.41         81.56       61.51
October 2010              7        1,444,094.46        0.52      7.164         675    206,299.21         71.66       58.45
November 2010             2          407,500.00        0.15      7.491         655    203,750.00         76.54       39.26
---------------------------------------------------------------------------------------------------------------------------
Total:                1,546     $276,674,428.94      100.00%     7.275%        640   $178,961.47         81.05%      54.78%

                    Lien Type for the Group 1 Mortgage Loans

                                                                    Weighted     Average
            Number of       Aggregate       Percent of   Weighted    Average    Principal      Weighted
             Mortgage   Principal Balance    Mortgage     Average    Credit      Balance        Average      Percent
Lien Type     Loans        Outstanding         Pool       Coupon      Score    Outstanding   Original LTV   Full Doc
--------------------------------------------------------------------------------------------------------------------
1               1,719     $302,875,953.71       97.06%     7.290%        640   $176,193.11         80.83%     56.38%
2                 245        9,187,276.30        2.94      9.989         717     37,499.09         99.36      20.37
--------------------------------------------------------------------------------------------------------------------
Total:          1,964     $312,063,230.01      100.00%     7.370%        642   $158,891.66         81.38%     55.32%

CREDIT | FIRST
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

Group 2 Statistical Collateral Summary

Aggregate Outstanding Principal Balance   $563,268,715
Aggregate Original Principal Balance      $563,545,077
Number of Mortgage Loans                         2,438

                                  Minimum       Maximum       Average(1)
                                ----------   -------------   -----------
Original Principal Balance      $20,000.00   $1,200,000.00   $231,150.56
Outstanding Principal Balance   $19,978.07   $1,196,729.87   $231,037.21

                               Minimum    Maximum   Weighted Average(2)
                              ---------   -------   -------------------
Original Term (mos)                180       360                   352
Stated Remaining Term (mos)        176       360                   350
Loan Age (mos)                       0         5                     2
Current Interest Rate            6.150%   10.900%                7.228%
Initial Interest Rate Cap        2.000%    3.000%                2.986%
Periodic Rate Cap                1.000%    1.000%                1.000%
Gross Margin                     3.000%    6.250%                5.715%
Maximum Mortgage Rate           12.150%   16.550%               13.087%
Minimum Mortgage Rate            6.150%   10.550%                7.087%
Months to Roll                      20        60                    24
Original Loan-to-Value           14.41%   100.00%                82.97%
Credit Score(3)                    502       815                   654

                 Earliest     Latest
                 --------   ---------
Maturity Date:   7/1/2020   11/1/2035

Lien Position   Percent of Mortgage Pool
-------------   ------------------------
1st Lien                          95.60%
2nd Lien                           4.40%

Occupancy             Percent of Mortgage Pool
---------             ------------------------
Investment Property                      1.14%
Primary Home                            98.86%
Total:                                 100.00%

Loan Type   Percent of Mortgage Pool
---------   ------------------------
ARM                           89.51%
FIXED                         10.49%

Year of Origination   Percent of Mortgage Pool
-------------------   ------------------------
2005                                   100.00%

Loan Purpose            Percent of Mortgage Pool
---------------------   ------------------------
Purchase                                  70.17%
Refinance - Cashout                        7.75%
Refinance - Rate/Term                     22.08%
Total:                                   100.00%

Property Type              Percent of Mortgage Pool
------------------------   ------------------------
Condominium                                   6.58%
Manufactured Home                             0.07%
Planned Unit Development                     17.84%
Single Family Attached                        0.50%
Single Family Detached                       68.28%
Townhouse                                     0.22%
Two-to-Four Family                            6.51%
Total:                                      100.00%

--------------------------------------------------------------------------------
(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Minimum and Weighting only for loans with scores.

CREDIT | FIRST
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

                  Mortgage Rates for the Group 2 Mortgage Loans

                                                                             Weighted     Average
                     Number of       Aggregate       Percent of   Weighted    Average    Principal      Weighted
Range of Mortgage     Mortgage   Principal Balance    Mortgage     Average     Credit     Balance        Average      Percent
Rates                  Loans       Outstanding          Pool       Coupon      Score    Outstanding   Original LTV   Full Doc
-----------------------------------------------------------------------------------------------------------------------------
6.001% to 6.500%           364     $123,960,782.45       22.01%     6.390%        674   $340,551.60         80.99%     32.62%
6.501% to 7.000%           660      195,246,059.39       34.66      6.808         663    295,827.36         81.64      28.00
7.001% to 7.500%           406      100,488,136.72       17.84      7.301         652    247,507.73         82.96      32.33
7.501% to 8.000%           334       71,212,901.12       12.64      7.767         625    213,212.28         83.40      34.94
8.001% to 8.500%           121       22,552,934.46        4.00      8.306         594    186,387.89         85.02      49.02
8.501% to 9.000%           116       15,085,707.55        2.68      8.786         596    130,049.20         86.20      57.23
9.001% to 9.500%           112       10,244,461.63        1.82      9.380         625     91,468.41         89.07      43.47
9.501% to 10.000%          182       14,735,521.23        2.62      9.912         683     80,964.40         95.67      14.98
10.001% to 10.500%         103        6,952,529.90        1.23     10.279         683     67,500.29         95.72       7.05
10.501% to 11.000%          40        2,789,680.86        0.50     10.654         697     69,742.02         97.11       8.26
-----------------------------------------------------------------------------------------------------------------------------
Total:                   2,438     $563,268,715.32      100.00%     7.228%        654   $231,037.21         82.97%     31.88%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 6.150% per annum to 10.900% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 7.228% per annum.

       Remaining Months to Stated Maturity for the Group 2 Mortgage Loans

                                                                             Weighted     Average
Range of             Number of       Aggregate       Percent of   Weighted    Average    Principal      Weighted
Remaining Months      Mortgage   Principal Balance    Mortgage     Average    Credit      Balance        Average      Percent
to Stated Maturity     Loans        Outstanding         Pool       Coupon      Score    Outstanding   Original LTV   Full Doc
-----------------------------------------------------------------------------------------------------------------------------
169 - 180                  352     $ 25,127,060.43        4.46%     9.964%        712   $ 71,383.69         99.41%      4.57%
229 - 240                    6          767,419.62        0.14      7.820         644    127,903.27         63.63      61.45
349 - 360                2,080      537,374,235.27       95.40      7.099         652    258,353.00         82.22      33.11
-----------------------------------------------------------------------------------------------------------------------------
Total:                   2,438     $563,268,715.32      100.00%     7.228%        654   $231,037.21         82.97%     31.88%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 176 months to 360 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 350 months.

CREDIT | FIRST
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

   Outstanding Mortgage Loan Principal Balances for the Group 2 Mortgage Loans

                                                                             Weighted    Average
Range of Outstanding         Number of     Aggregate     Percent of Weighted  Average   Principal     Weighted
Mortgage Loan Principal       Mortgage Principal Balance  Mortgage   Average  Credit      Balance      Average    Percent
Balances                       Loans      Outstanding       Pool     Coupon    Score   Outstanding  Original LTV Full Doc
-------------------------------------------------------------------------------------------------------------------------
$50,000.00 or less                 104   $  3,890,215.97      0.69%   9.758%      690 $   37,405.92       92.39%   20.35%
$50,000.01 to $100,000.00          499     37,607,725.30      6.68    8.740       648     75,366.18       87.10    51.45
$100,000.01 to $150,000.00         436     53,660,038.91      9.53    7.834       629    123,073.48       83.57    60.87
$150,000.01 to $200,000.00         286     49,374,337.46      8.77    7.374       626    172,637.54       81.35    61.55
$200,000.01 to $250,000.00         179     39,982,508.05      7.10    7.279       645    223,365.97       81.77    37.32
$250,000.01 to $300,000.00         164     44,581,159.91      7.91    7.121       655    271,836.34       82.49    23.25
$300,000.01 to $350,000.00         170     54,608,081.41      9.69    6.935       663    321,224.01       82.41    22.97
$350,000.01 to $400,000.00         205     76,971,276.10     13.67    6.932       653    375,469.64       81.91    28.86
$400,000.01 to $450,000.00         130     55,350,015.65      9.83    7.039       661    425,769.35       83.09    22.87
$450,000.01 to $500,000.00         105     50,150,099.15      8.90    6.883       665    477,619.99       82.62    14.44
$500,000.01 to $550,000.00          54     28,215,391.57      5.01    6.825       670    522,507.25       82.90     7.42
$550,000.01 to $600,000.00          41     23,472,069.07      4.17    6.878       671    572,489.49       83.73    12.15
$600,000.01 to $650,000.00          30     18,871,372.33      3.35    6.801       675    629,045.74       84.83    23.04
$650,000.01 to $700,000.00          11      7,455,123.26      1.32    6.836       664    677,738.48       81.92     0.00
$700,000.01 to $750,000.00          13      9,427,971.31      1.67    6.975       720    725,228.56       84.41    15.79
$750,000.01 to $800,000.00           3      2,383,400.00      0.42    6.846       682    794,466.67       87.67     0.00
$800,000.01 to $850,000.00           4      3,325,000.00      0.59    6.762       675    831,250.00       84.86    50.38
$850,000.01 to $900,000.00           2      1,746,200.00      0.31    6.872       656    873,100.00       82.48   100.00
$950,000.01 to $1,000,000.00         1      1,000,000.00      0.18    6.850       669  1,000,000.00       80.00   100.00
Greater than or equal to
$1,000,000.01                        1      1,196,729.87      0.21    6.500       648  1,196,729.87       62.34   100.00
-------------------------------------------------------------------------------------------------------------------------
Total:                           2,438   $563,268,715.32    100.00%   7.228%      654 $  231,037.21       82.97%   31.88%

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $19,978.07 to approximately $1,196,729.87 and the average outstanding principal balance of the Mortgage Loans was approximately $231,037.21.

CREDIT | FIRST
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

                  Product Types for the Group 2 Mortgage Loans

                                     Aggregate       Percent              Weighted     Average
                      Number of      Principal         of      Weighted    Average    Principal      Weighted
                       Mortgage       Balance       Mortgage    Average    Credit      Balance        Average      Percent
Product Types           Loans       Outstanding       Pool      Coupon      Score    Outstanding   Original LTV   Full Doc
--------------------------------------------------------------------------------------------------------------------------
2/28 LIBOR ARM              822   $140,648,850.48     24.97%     7.512%        614   $171,105.66         81.97%     53.60%
2/28 LIBOR IO ARM           845    301,453,657.59     53.52      6.880         672    356,749.89         82.64      17.83
30/15 BALLOON               346     24,745,130.90      4.39      9.990         713     71,517.72         99.68       3.85
3/27 LIBOR ARM              124     21,288,636.97      3.78      7.528         614    171,682.56         83.22      60.44
3/27 LIBOR IO ARM            91     33,802,914.86      6.00      6.923         668    371,460.60         81.56      32.21
5/1 TREASURY ARM              3      1,486,609.43      0.26      6.512         646    495,536.48         65.78     100.00
5/1 TREASURY IO ARM          12      5,521,620.00      0.98      7.034         657    460,135.00         84.45      51.25
Fixed                       184     30,450,874.77      5.41      7.358         632    165,493.88         79.38      64.92
Fixed IO                     11      3,870,420.30      0.69      6.840         642    351,856.39         80.92      41.51
--------------------------------------------------------------------------------------------------------------------------
Total:                    2,438   $563,268,715.32    100.00%     7.228%        654   $231,037.21         82.97%     31.88%

                Amortization Types for the Group 2 Mortgage Loans

                                   Aggregate       Percent              Weighted     Average
                    Number of      Principal         of      Weighted    Average    Principal      Weighted
                     Mortgage       Balance       Mortgage    Average    Credit      Balance        Average      Percent
Amortization Type     Loans       Outstanding       Pool      Coupon      Score    Outstanding   Original LTV   Full Doc
------------------------------------------------------------------------------------------------------------------------
30/15 Balloon             346   $ 24,745,130.90      4.39%     9.990%        713   $ 71,517.72         99.68%      3.85%
5 Year IO                 959    344,648,612.75     61.19      6.886         671    359,383.33         82.54      20.04
Fully Amortizing        1,133    193,874,971.67     34.42      7.482         617    171,116.48         81.58      56.49
-----------------------------------------------------------------------------------------------------------------------
Total:                  2,438   $563,268,715.32    100.00%     7.228%        654   $231,037.21         82.97%     31.88%

                  Loan Programs for the Group 2 Mortgage Loans

                               Aggregate       Percent              Weighted     Average
                Number of      Principal         of      Weighted    Average    Principal      Weighted
                 Mortgage       Balance       Mortgage    Average    Credit      Balance        Average      Percent
Loan Programs     Loans       Outstanding       Pool      Coupon      Score    Outstanding   Original LTV   Full Doc
--------------------------------------------------------------------------------------------------------------------
High Street           616   $115,926,875.75     20.58%     7.225%        613   $188,192.98         82.57%     63.64%
Main Street           205     40,809,723.30      7.25      8.003         575    199,071.82         80.60      55.62
Wall Street         1,617    406,532,116.27     72.17      7.151         674    251,411.33         83.32      20.43
--------------------------------------------------------------------------------------------------------------------
Total:              2,438   $563,268,715.32    100.00%     7.228%        654   $231,037.21         82.97%     31.88%

CREDIT | FIRST
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

   State Distributions of Mortgaged Properties for the Group 2 Mortgage Loans

                                        Aggregate       Percent              Weighted     Average
                         Number of      Principal         of      Weighted    Average    Principal      Weighted
State Distributions of    Mortgage       Balance       Mortgage    Average    Credit      Balance        Average      Percent
Mortgaged Properties       Loans       Outstanding       Pool      Coupon      Score    Outstanding   Original LTV   Full Doc
-----------------------------------------------------------------------------------------------------------------------------
Arizona                        146   $ 32,567,487.13      5.78%     7.240%        639   $223,064.98         81.98%     52.22%
Arkansas                         7        803,629.16      0.14      8.154         616    114,804.17         82.77      52.27
California                     873    280,284,591.57     49.76      6.974         675    321,059.10         83.40      15.51
Colorado                        45      8,194,684.13      1.45      7.140         630    182,104.09         80.92      59.47
Connecticut                      3        579,257.84      0.10      7.401         623    193,085.95         85.84      21.11
Delaware                         5        825,252.97      0.15      7.941         570    165,050.59         86.49      83.84
Florida                        224     45,422,254.97      8.06      7.409         640    202,777.92         82.43      31.30
Georgia                         58      8,499,679.69      1.51      7.267         630    146,546.20         83.20      50.07
Idaho                           19      2,810,523.51      0.50      7.212         610    147,922.29         81.22      54.76
Illinois                       176     36,456,502.73      6.47      7.737         652    207,139.22         83.17      38.24
Indiana                         16      1,472,275.02      0.26      8.374         617     92,017.19         81.39      79.02
Iowa                            46      4,395,002.87      0.78      8.384         616     95,543.54         85.75      80.06
Kansas                          48      5,288,340.23      0.94      7.873         621    110,173.75         83.32      77.47
Kentucky                         8        732,460.73      0.13      7.933         604     91,557.59         82.44      84.36
Louisiana                        2        108,871.00      0.02      7.445         588     54,435.50         70.84     100.00
Maine                            6      1,060,508.14      0.19      7.847         614    176,751.36         79.33      52.75
Maryland                        34     10,532,979.78      1.87      7.409         640    309,793.52         83.48      42.64
Massachusetts                   44     12,767,176.28      2.27      7.598         626    290,163.10         81.92      24.98
Michigan                        30      4,702,271.92      0.83      7.769         623    156,742.40         84.07      52.45
Minnesota                       18      3,469,322.41      0.62      7.036         650    192,740.13         82.87      60.23
Mississippi                      2        287,182.73      0.05      7.481         614    143,591.37         88.21     100.00
Missouri                        78     10,142,118.73      1.80      7.930         614    130,027.16         83.77      56.88
Nebraska                         8        779,159.87      0.14      7.728         598     97,394.98         78.17      78.31
Nevada                          26      5,221,285.64      0.93      7.194         620    200,818.68         82.31      77.48
New Hampshire                    9      2,235,590.74      0.40      7.440         608    248,398.97         82.67      28.30
New Jersey                      15      3,884,242.78      0.69      7.971         621    258,949.52         84.47      30.20
New Mexico                       7      1,578,408.49      0.28      7.479         608    225,486.93         83.02     100.00
North Carolina                   5        575,321.94      0.10      7.335         619    115,064.39         79.90      63.27
North Dakota                     1         66,462.91      0.01      8.900         614     66,462.91         95.00     100.00
Ohio                             1         87,900.45      0.02      8.850         555     87,900.45         80.00     100.00
Oklahoma                        12      1,580,487.73      0.28      7.578         605    131,707.31         80.09      83.11
Oregon                          30      5,685,230.95      1.01      6.915         622    189,507.70         81.45      58.79
Pennsylvania                    16      2,564,464.45      0.46      7.466         625    160,279.03         82.25      52.99
Rhode Island                     9      1,319,470.89      0.23      7.254         683    146,607.88         84.03      26.05
South Carolina                   6        864,497.14      0.15      7.164         619    144,082.86         80.41      50.67
Tennessee                       22      2,523,574.05      0.45      8.003         610    114,707.91         86.38      64.52
Texas                          195     23,033,732.96      4.09      7.393         632    118,121.71         80.40      66.79
Utah                            16      2,623,744.66      0.47      7.694         642    163,984.04         86.42      48.93
Washington                     121     24,744,313.40      4.39      7.306         634    204,498.46         81.94      45.87
Virginia                        44     11,614,240.36      2.06      7.468         653    263,960.01         84.02      41.03
West Virginia                    1        201,861.69      0.04      7.900         626    201,861.69         83.47     100.00
Wisconsin                        5        605,976.71      0.11      7.807         586    121,195.34         86.73     100.00
Wyoming                          1         76,373.97      0.01      6.990         641     76,373.97         79.27     100.00
-----------------------------------------------------------------------------------------------------------------------------
Total:                       2,438   $563,268,715.32    100.00%     7.228%        654   $231,037.21         82.97%     31.88%

No more than approximately 0.82% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

CREDIT | FIRST
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

          Original Loan-to-Value Ratios for the Group 2 Mortgage Loans

                                       Aggregate                              Weighted     Average
                        Number of      Principal      Percent of   Weighted    Average    Principal      Weighted
Range of Original        Mortgage       Balance        Mortgage     Average    Credit      Balance        Average      Percent
Loan-to-Value Ratios      Loans       Outstanding        Pool       Coupon      Score    Outstanding   Original LTV   Full Doc
------------------------------------------------------------------------------------------------------------------------------
50.00% or less                 21   $  2,688,685.93         0.48%     7.484%       594   $128,032.66          41.00%    77.71%
50.01% to 55.00%                8      1,007,926.18         0.18      7.097        580    125,990.77          52.94     64.33
55.01% to 60.00%               16      2,760,307.13         0.49      7.138        588    172,519.20          58.53     86.64
60.01% to 65.00%               19      4,966,410.71         0.88      7.304        597    261,390.04          62.95     53.63
65.01% to 70.00%               52     11,915,454.90         2.12      7.379        607    229,143.36          68.86     38.27
70.01% to 75.00%               93     16,107,374.37         2.86      7.623        604    173,197.57          73.80     43.42
75.01% to 80.00%            1,117    270,813,870.27        48.08      6.934        659    242,447.51          79.89     31.05
80.01% to 85.00%              357    120,930,707.84        21.47      6.989        665    338,741.48          84.83     21.49
85.01% to 90.00%              330     89,006,706.58        15.80      7.438        639    269,717.29          89.71     43.18
90.01% to 95.00%              101     19,425,471.02         3.45      8.024        635    192,331.40          94.86     55.62
95.01% to 100.00%             324     23,645,800.39         4.20      9.992        714     72,980.87          99.99      3.75
------------------------------------------------------------------------------------------------------------------------------
Total:                      2,438   $563,268,715.32       100.00%     7.228%       654   $231,037.21          82.97%    31.88%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 14.41% to 100.00% and the weighted average Original Loan-to-Value was approximately 82.97%.

                   Loan Purpose for the Group 2 Mortgage Loans

                                       Aggregate                              Weighted     Average
                        Number of      Principal      Percent of   Weighted    Average    Principal      Weighted
                         Mortgage       Balance        Mortgage     Average    Credit      Balance        Average      Percent
Loan Purpose              Loans       Outstanding        Pool       Coupon      Score    Outstanding   Original LTV   Full Doc
------------------------------------------------------------------------------------------------------------------------------
Purchase                    1,797   $395,238,177.19        70.17%     7.186%       668   $219,943.34          83.49%    24.99%
Refinance - Cashout           157     43,651,336.82         7.75      7.345        619    278,033.99          82.11     44.42
Refinance - Rate/Term         484    124,379,201.31        22.08      7.318        624    256,981.82          81.58     49.35
------------------------------------------------------------------------------------------------------------------------------
Total:                      2,438   $563,268,715.32       100.00%     7.228%       654   $231,037.21          82.97%    31.88%

                  Property Type for the Group 2 Mortgage Loans

                                          Aggregate                              Weighted     Average     Weighted
                           Number of      Principal      Percent of   Weighted    Average    Principal     Average
                            Mortgage       Balance        Mortgage     Average    Credit      Balance     Original    Percent
Property Type                Loans       Outstanding        Pool       Coupon      Score    Outstanding      LTV     Full Doc
-----------------------------------------------------------------------------------------------------------------------------
Single Family Detached         1,686   $384,611,689.03        68.28%     7.226%       654   $228,120.81      83.04%     31.18%
Planned Unit Development         427    100,468,353.59        17.84      7.236        645    235,288.88      82.55      41.34
Condominium                      177     37,081,452.20         6.58      7.178        665    209,499.73      83.34      27.48
Two-to-Four Family               121     36,657,524.30         6.51      7.255        681    302,954.75      83.22      16.81
Single Family Attached            18      2,798,776.89         0.50      7.486        648    155,487.61      80.10      31.37
Townhouse                          8      1,245,919.31         0.22      7.455        607    155,739.91      86.27      67.96
Manufactured Home                  1        405,000.00         0.07      6.675        637    405,000.00      69.83       0.00
------------------------------------------------------------------------------------------------------------------------------
Total:                         2,438   $563,268,715.32       100.00%     7.228%       654   $231,037.21      82.97%     31.88%

CREDIT | FIRST
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

                  Documentation for the Group 2 Mortgage Loans

                                             Aggregate                              Weighted     Average     Weighted
                              Number of      Principal      Percent of   Weighted    Average    Principal     Average   Percent
                               Mortgage       Balance        Mortgage     Average    Credit      Balance     Original     Full
Documentation                   Loans       Outstanding        Pool       Coupon      Score    Outstanding      LTV       Doc
-------------------------------------------------------------------------------------------------------------------------------
Stated Income Wage Earner           817   $200,433,668.59        35.58%     7.265%       687   $245,328.85      83.73%    0.00%
Full Documentation                  982    179,544,419.88        31.88      7.235        611    182,835.46      82.10   100.00
Stated Income Self-Employed         453    129,450,510.59        22.98      7.188        676    285,762.72      83.09     0.00
12 Month Bank Statements            130     36,746,048.84         6.52      7.157        623    282,661.91      82.70     0.00
24 Month Bank Statements             42     13,672,235.15         2.43      7.139        617    325,529.41      83.32     0.00
Limited Documentation                14      3,421,832.29         0.61      7.256        653    244,416.59      80.35     0.00
-------------------------------------------------------------------------------------------------------------------------------
Total:                            2,438   $563,268,715.32       100.00%     7.228%       654   $231,037.21      82.97%   31.88%

                    Occupancy for the Group 2 Mortgage Loans

                                     Aggregate                              Weighted     Average
                      Number of      Principal      Percent of   Weighted    Average    Principal      Weighted
                       Mortgage       Balance        Mortgage     Average    Credit      Balance        Average      Percent
Occupancy               Loans       Outstanding        Pool       Coupon      Score    Outstanding   Original LTV   Full Doc
----------------------------------------------------------------------------------------------------------------------------
Investment Property          29   $  6,408,653.13         1.14%     7.362%       658   $220,988.04          76.90%    30.73%
Primary Home              2,409    556,860,062.19        98.86      7.226        654    231,158.18          83.04     31.89
----------------------------------------------------------------------------------------------------------------------------
Total:                    2,438   $563,268,715.32       100.00%     7.228%       654   $231,037.21          82.97%    31.88%

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

            Mortgage Loan Age Summary for the Group 2 Mortgage Loans

                               Aggregate                              Weighted     Average
                Number of      Principal      Percent of   Weighted    Average    Principal      Weighted
Mortgage Loan    Mortgage       Balance        Mortgage     Average    Credit      Balance        Average      Percent
Age Summary       Loans       Outstanding        Pool       Coupon      Score    Outstanding   Original LTV   Full Doc
----------------------------------------------------------------------------------------------------------------------
0                     130   $ 28,118,941.00         4.99%     7.331%       668   $216,299.55          83.22%    24.92%
1                   1,089    254,580,606.12        45.20      7.227        658    233,774.66          83.02     30.97
2                     886    193,915,971.48        34.43      7.296        650    218,866.78          82.82     33.62
3                     323     84,056,640.68        14.92      7.055        652    260,237.28          83.16     33.09
4                       9      2,535,730.66         0.45      6.677        648    281,747.85          78.76     24.04
5                       1         60,825.39         0.01      8.850        553     60,825.39          72.62    100.00
----------------------------------------------------------------------------------------------------------------------
Total:              2,438   $563,268,715.32       100.00%     7.228%       654   $231,037.21          82.97%    31.88%

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 2 months.

CREDIT | FIRST
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

        Original Prepayment Penalty Term for the Group 2 Mortgage Loans

                                     Aggregate                              Weighted     Average
                      Number of      Principal      Percent of   Weighted    Average    Principal      Weighted
Original Prepayment    Mortgage       Balance        Mortgage     Average    Credit      Balance        Average      Percent
Penalty Term            Loans       Outstanding        Pool       Coupon      Score    Outstanding   Original LTV   Full Doc
----------------------------------------------------------------------------------------------------------------------------
6 Months                     45   $  5,094,143.26        0.90%     7.782%        618   $113,203.18         82.68%     79.85%
12 Months                    47     14,473,122.22        2.57      7.525         672    307,938.77         82.99      26.95
24 Months                 1,636    400,645,874.15       71.13      7.095         659    244,893.57         83.16      26.99
36 Months                   257     58,380,403.99       10.36      7.093         640    227,161.11         80.63      53.34
None                        453     84,675,171.71       15.03      7.864         643    186,920.91         83.65      38.13
----------------------------------------------------------------------------------------------------------------------------
Total:                    2,438   $563,268,715.32      100.00%     7.228%        654   $231,037.21         82.97%     31.88%

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 25 months.

                  Credit Scores for the Group 2 Mortgage Loans

                                 Aggregate                              Weighted     Average
                  Number of      Principal      Percent of   Weighted    Average    Principal      Weighted
Range of Credit    Mortgage       Balance        Mortgage     Average    Credit      Balance        Average      Percent
Scores              Loans       Outstanding        Pool       Coupon      Score    Outstanding   Original LTV   Full Doc
------------------------------------------------------------------------------------------------------------------------
501 to 525               24   $  4,392,697.29        0.78%     8.692%        519   $183,029.05         74.27%     76.57%
526 to 550               89     14,911,886.45        2.65      8.228         540    167,549.29         79.23      74.74
551 to 575              182     33,284,301.04        5.91      7.968         563    182,880.77         82.70      70.41
576 to 600              287     52,813,957.85        9.38      7.291         589    184,020.76         80.88      73.18
601 to 625              303     69,213,776.11       12.29      7.173         613    228,428.30         82.23      59.62
626 to 650              307     75,268,658.21       13.36      7.064         639    245,174.78         82.32      40.11
651 to 675              339    104,007,655.44       18.47      6.954         665    306,807.24         82.39      17.80
676 to 700              425     95,937,693.61       17.03      7.216         687    225,735.75         84.27       6.60
701 to 725              251     56,954,142.49       10.11      7.182         712    226,908.93         85.26       4.81
726 to 750              135     32,723,233.10        5.81      7.159         737    242,394.32         85.23       6.48
751 to 775               67     16,938,123.07        3.01      7.348         761    252,807.81         84.68       7.93
776 to 800               25      5,342,998.75        0.95      7.197         786    213,719.95         84.61       6.20
801 to 825                4      1,479,591.90        0.26      6.735         805    369,897.98         85.39       7.48
------------------------------------------------------------------------------------------------------------------------
Total:                2,438   $563,268,715.32      100.00%     7.228%        654   $231,037.21         82.97%     31.88%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 502 to 815 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 654.

                   Credit Grade for the Group 2 Mortgage Loans

                              Aggregate                              Weighted     Average
               Number of      Principal      Percent of   Weighted    Average    Principal      Weighted
                Mortgage       Balance        Mortgage     Average    Credit      Balance        Average      Percent
Credit Grade     Loans       Outstanding        Pool       Coupon      Score    Outstanding   Original LTV   Full Doc
---------------------------------------------------------------------------------------------------------------------
A                  2,294   $533,885,809.53       94.78%     7.183%        658   $232,731.39         83.28%     30.32%
A-                    60     15,564,802.99        2.76      7.771         589    259,413.38         81.11      53.43
B                     54      9,260,206.84        1.64      8.066         575    171,485.31         74.84      61.57
C                     21      3,272,402.69        0.58      8.611         580    155,828.70         69.60      72.88
D                      9      1,285,493.27        0.23      9.655         556    142,832.59         68.49     100.00
---------------------------------------------------------------------------------------------------------------------
Total:             2,438   $563,268,715.32      100.00%     7.228%        654   $231,037.21         82.97%     31.88%

CREDIT | FIRST
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

             Margins for the Group 2 Adjustable-Rate Mortgage Loans

                                  Aggregate                              Weighted     Average
                   Number of      Principal      Percent of   Weighted    Average    Principal      Weighted
                    Mortgage       Balance        Mortgage     Average    Credit      Balance        Average      Percent
Range of Margins     Loans       Outstanding        Pool       Coupon      Score    Outstanding   Original LTV   Full Doc
-------------------------------------------------------------------------------------------------------------------------
2.501% to 3.000%           1   $    118,709.15        0.02%     7.350%        672   $118,709.15         88.66%    100.00%
3.001% to 3.500%           1        231,026.69        0.05      7.450         707    231,026.69         80.00       0.00
3.501% to 4.000%          55      9,947,493.37        1.97      7.389         651    180,863.52         80.58      43.65
4.001% to 4.500%           4        646,383.82        0.13      6.979         661    161,595.95         82.78      41.85
4.501% to 5.000%           2        869,029.40        0.17      6.570         678    434,514.70         85.55       0.00
5.001% to 5.500%         508    143,375,417.01       28.44      7.044         635    282,235.07         82.66      47.17
5.501% to 6.000%         975    286,258,649.81       56.77      7.006         664    293,598.62         82.36      20.29
6.001% to 6.500%         351     62,755,580.09       12.45      7.516         642    178,790.83         82.05      42.67
-------------------------------------------------------------------------------------------------------------------------
Total:                 1,897   $504,202,289.34      100.00%     7.087%        653   $265,789.29         82.38%     31.18%

As of the Cut-off Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 3.000% per annum to 6.250% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.715% per annum.

     Maximum Mortgage Rates for the Group 2 Adjustable-Rate Mortgage Loans

                                    Aggregate                              Weighted     Average
                     Number of      Principal      Percent of   Weighted    Average    Principal      Weighted
Range of Maximum      Mortgage       Balance        Mortgage     Average    Credit      Balance        Average      Percent
Mortgage Rates         Loans       Outstanding        Pool       Coupon      Score    Outstanding   Original LTV   Full Doc
---------------------------------------------------------------------------------------------------------------------------
12.001% to 12.500%         348   $118,368,078.58       23.48%     6.387%        676   $340,138.16         81.19%     30.07%
12.501% to 13.000%         615    184,516,345.06       36.60      6.807         664    300,026.58         81.69      26.36
13.001% to 13.500%         362     92,668,847.63       18.38      7.299         654    255,991.29         83.23      30.25
13.501% to 14.000%         295     66,592,819.99       13.21      7.766         625    225,738.37         83.74      33.15
14.001% to 14.500%          99     19,509,577.23        3.87      8.311         590    197,066.44         85.38      47.45
14.501% to 15.000%          90     13,188,914.92        2.62      8.779         589    146,543.50         86.51      60.22
15.001% to 15.500%          47      5,198,303.37        1.03      9.310         561    110,602.20         83.68      64.48
15.501% to 16.000%          26      2,869,740.04        0.57      9.792         554    110,374.62         79.12      59.54
16.001% to 16.500%          12      1,059,324.57        0.21     10.353         548     88,277.05         73.24      35.61
16.501% to 17.000%           3        230,337.96        0.05     10.550         503     76,779.32         71.43     100.00
---------------------------------------------------------------------------------------------------------------------------
Total:                   1,897   $504,202,289.34      100.00%     7.087%        653   $265,789.29         82.38%     31.18%

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 12.150% per annum to 16.550% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.087% per annum.

CREDIT | FIRST
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

    Next Rate Adjustment Date for the Group 2 Adjustable-Rate Mortgage Loans

                                                                          Weighted     Average
                  Number of       Aggregate       Percent of   Weighted    Average    Principal      Weighted
Next Rate          Mortgage   Principal Balance     Mortgage    Average     Credit     Balance        Average      Percent
Adjustment Date     Loans        Outstanding          Pool      Coupon      Score    Outstanding   Original LTV    Full Doc
---------------------------------------------------------------------------------------------------------------------------
July 2007                 3     $  1,058,008.71        0.21%     6.371%        647   $352,669.57         81.57%      0.00%
August 2007             187       58,217,235.88       11.55      6.902         653    311,322.12         83.56      29.96
September 2007          597      145,280,157.82       28.81      7.167         649    243,350.35         82.29      29.15
October 2007            787      213,444,356.66       42.33      7.073         656    271,212.65         82.21      29.86
November 2007            93       24,102,749.00        4.78      7.101         664    259,169.34         82.46      23.35
June 2008                 1           60,825.39        0.01      8.850         553     60,825.39         72.62     100.00
July 2008                 3          953,800.00        0.19      6.588         647    317,933.33         80.00      25.79
August 2008              71       17,800,440.29        3.53      6.967         643    250,710.43         80.96      37.67
September 2008           94       24,705,462.66        4.90      7.319         645    262,824.07         82.89      48.27
October 2008             46       11,571,023.49        2.29      7.143         658    251,543.99         82.86      41.64
August 2010               2        1,564,229.87        0.31      6.700         632    782,114.93         65.31     100.00
September 2010            4          878,199.57        0.17      6.603         657    219,549.89         80.00      33.01
October 2010              8        4,128,200.00        0.82      7.143         659    516,025.00         86.39      49.04
November 2010             1          437,600.00        0.09      6.300         689    437,600.00         80.00     100.00
---------------------------------------------------------------------------------------------------------------------------
Total:                1,897     $504,202,289.34      100.00%     7.087%        653   $265,789.29         82.38%     31.18%

                    Lien Type for the Group 2 Mortgage Loans

                                                                          Weighted     Average
                  Number of       Aggregate       Percent of   Weighted    Average    Principal      Weighted
                   Mortgage   Principal Balance    Mortgage     Average     Credit     Balance        Average      Percent
Lien Type           Loans        Outstanding         Pool       Coupon      Score    Outstanding   Original LTV    Full Doc
---------------------------------------------------------------------------------------------------------------------------
1                     2,091     $538,511,732.02       95.60%     7.100%        652   $257,537.89         82.19%     33.18%
2                       347       24,756,983.30        4.40      9.998         714     71,345.77         99.75       3.58
---------------------------------------------------------------------------------------------------------------------------
Total:                2,438     $563,268,715.32      100.00%     7.228%        654   $231,037.21         82.97%     31.88%

CREDIT | FIRST
SUISSE | BOSTON

SUBJECT TO REVISION
COMPUTATIONAL MATERIALS DATED OCTOBER 21, 2005

--------------------------------------------------------------------------------

                       STATISTICAL COLLATERAL INFORMATION

                    [FIELDSTONE INVESTMENT CORPORATION LOGO]

               FIELDSTONE MORTGAGE INVESTMENT TRUST, SERIES 2005-3

                   FIELDSTONE MORTGAGE INVESTMENT CORPORATION
                                    Depositor

                        FIELDSTONE INVESTMENT CORPORATION
                                     Seller

                             WELLS FARGO BANK, N.A.
               Trust Administrator, Master Servicer and Custodian

                    JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
                                  Sub-Servicer

                                October 21, 2005

--------------------------------------------------------------------------------

                                 CREDIT | FIRST
                                 SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

                       COMPUTATIONAL MATERIALS DISCLAIMER

The information contained in the attached materials (the "Information") has been provided by Credit Suisse First Boston LLC ("CSFB"). The Information contained herein is preliminary and subject to change. The Information does not include all of the information required to be included in the final prospectus relating to the securities. As such, the Information may not reflect the impact of all structural characteristics of the securities. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the "Commission") because they contain important information. Such documents may be obtained without charge at the Commission's website. Although a registration statement (including the base prospectus) relating to the securities discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Commission. Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the securities ("Offering Documents") discussed in this communication.

Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the CSFB syndicate desk or from the Commission's website.

There shall not be any offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please contact the CSFB Syndicate Desk at (212) 325-8549 for additional information.

CREDIT | FIRST
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

Aggregate Statistical Collateral Summary

Aggregate Outstanding Principal Balance   $875,331,945
Aggregate Original Principal Balance      $875,745,037
Number of Mortgage Loans                         4,402

                                  Minimum       Maximum       Average(1)
                                ----------   -------------   -----------
Original Principal Balance      $20,000.00   $1,200,000.00   $198,942.53
Outstanding Principal Balance   $19,788.65   $1,196,729.87   $198,848.69

                                                               Weighted
                                  Minimum       Maximum       Average(2)
                                  -------       -------       ----------
Original Term (mos)                   180             360           353
Stated Remaining Term (mos)           176             360           351
Loan Age (mos)                          0               5             2
Current Interest Rate               6.150%         10.990%        7.278%
Initial Interest Rate Cap           2.000%          3.000%        2.985%
Periodic Rate Cap                   1.000%          1.000%        1.000%
Gross Margin                        3.000%          6.750%        5.729%
Maximum Mortgage Rate              12.150%         16.600%       13.154%
Minimum Mortgage Rate               6.150%         10.600%        7.154%
Months to Roll                         20              60            24
Original Loan-to-Value              14.41%         100.00%        82.40%
Credit Score(3)                       502             815           650

                                                  Earliest       Latest
                                                  --------     ---------
Maturity Date:                                    7/1/2020     11/1/2035

Lien Position              Percent of Mortgage Pool
-------------              ------------------------
1st Lien                                     96.12%
2nd Lien                                      3.88%

Occupancy                  Percent of Mortgage Pool
---------                  ------------------------
Investment Property                           2.58%
Primary Home                                 97.42%
Total:                                      100.00%

Loan Type                  Percent of Mortgage Pool
---------                  ------------------------
ARM                                          89.21%
FIXED                                        10.79%

Year of Origination        Percent of Mortgage Pool
-------------------        ------------------------
2005                                        100.00%

Loan Purpose               Percent of Mortgage Pool
---------------------      ------------------------
Purchase                                     60.19%
Refinance - Cashout                           9.78%
Refinance - Rate/Term                        30.03%
Total:                                      100.00%

Property Type              Percent of Mortgage Pool
------------------------   ------------------------
Condominium                                   7.03%
Manufactured Home                             0.05%
Planned Unit Development                     17.10%
Single Family Attached                        0.56%
Single Family Detached                       67.73%
Townhouse                                     0.28%
Two-to-Four Family                            7.25%
Total:                                      100.00%

--------------------------------------------------------------------------------
(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Minimum and Weighting only for loans with scores.

CREDIT | FIRST
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

                 Mortgage Rates for the Aggregate Mortgage Loans

                                    Aggregate                              Weighted     Average
                     Number of      Principal      Percent of   Weighted    Average    Principal      Weighted
Range of Mortgage     Mortgage       Balance        Mortgage     Average    Credit      Balance        Average      Percent
Rates                  Loans       Outstanding        Pool       Coupon      Score    Outstanding   Original LTV   Full Doc
---------------------------------------------------------------------------------------------------------------------------
6.001% to 6.500%           595   $172,248,921.30       19.68%     6.387%        669   $289,493.99         80.41%     44.82%
6.501% to 7.000%         1,160    290,814,980.08       33.22      6.812         660    250,702.57         81.05      37.64
7.001% to 7.500%           759    162,574,306.70       18.57      7.302         648    214,195.40         81.95      40.20
7.501% to 8.000%           654    126,360,139.50       14.44      7.779         627    193,211.22         83.08      38.77
8.001% to 8.500%           255     42,125,217.03        4.81      8.300         603    165,196.93         84.89      48.96
8.501% to 9.000%           245     29,594,925.05        3.38      8.785         602    120,795.61         85.64      53.45
9.001% to 9.500%           187     15,732,985.31        1.80      9.367         624     84,133.61         87.65      49.45
9.501% to 10.000%          285     20,678,345.69        2.36      9.890         671     72,555.60         94.53      22.90
10.001% to 10.500%         180     10,552,039.73        1.21     10.291         675     58,622.44         94.35      16.81
10.501% to 11.000%          82      4,650,084.95        0.53     10.662         688     56,708.35         95.81       9.31
---------------------------------------------------------------------------------------------------------------------------
Total:                   4,402   $875,331,945.33      100.00%     7.278%        650   $198,848.69         82.40%     40.23%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 6.150% per annum to 10.990% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 7.278% per annum.

      Remaining Months to Stated Maturity for the Aggregate Mortgage Loans

                                           Aggregate                              Weighted     Average     Weighted
                            Number of      Principal      Percent of   Weighted    Average    Principal     Average
Range of Remaining Months    Mortgage       Balance        Mortgage     Average    Credit      Balance     Original    Percent
to Stated Maturity            Loans       Outstanding        Pool       Coupon      Score    Outstanding      LTV     Full Doc
------------------------------------------------------------------------------------------------------------------------------
169 - 180                         601   $ 34,964,426.05        3.99%     9.938%        712   $ 58,177.08     99.04%      9.49%
229 - 240                           7        896,963.24        0.10      7.810         630    128,137.61     65.38      67.02
349 - 360                       3,794    839,470,556.05       95.90      7.167         648    221,262.67     81.72      41.49
------------------------------------------------------------------------------------------------------------------------------
Total:                          4,402   $875,331,945.33      100.00%     7.278%        650   $198,848.69     82.40%     40.23%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 176 months to 360 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 351 months.

CREDIT | FIRST
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

 Outstanding Mortgage Loan Principal Balances for the Aggregate Mortgage Loans

                                            Aggregate                           Weighted     Average     Weighted
Range of Outstanding          Number of     Principal     Percent of  Weighted   Average    Principal    Average   Percent
Mortgage Loan Principal        Mortgage      Balance       Mortgage    Average   Credit      Balance     Original    Full
Balances                        Loans      Outstanding       Pool      Coupon     Score    Outstanding      LTV      Doc
---------------------------------------------------------------------------------------------------------------------------
$50,000.00 or less                  318  $ 11,142,284.40       1.27%    9.846%      703   $   35,038.63     96.11%   24.09%
$50,000.01 to $100,000.00           861    65,020,936.76       7.43     8.481       640       75,517.93     84.79    59.08
$100,000.01 to $150,000.00          873   108,491,096.38      12.39     7.603       634      124,273.88     82.51    64.08
$150,000.01 to $200,000.00          663   115,068,179.58      13.15     7.304       635      173,556.83     80.44    59.45
$200,000.01 to $250,000.00          414    92,606,743.54      10.58     7.271       642      223,687.79     80.99    47.62
$250,000.01 to $300,000.00          336    91,501,183.90      10.45     7.159       647      272,324.95     81.46    38.76
$300,000.01 to $350,000.00          293    94,265,899.42      10.77     6.961       653      321,726.62     82.28    31.28
$350,000.01 to $400,000.00          231    86,380,442.11       9.87     6.955       654      373,941.31     82.23    30.26
$400,000.01 to $450,000.00          142    60,329,619.26       6.89     7.069       661      424,856.47     83.03    23.75
$450,000.01 to $500,000.00          107    51,135,770.30       5.84     6.883       665      477,904.40     82.71    14.16
$500,000.01 to $550,000.00           55    28,746,391.57       3.28     6.833       671      522,661.66     83.03     7.28
$550,000.01 to $600,000.00           44    25,237,601.33       2.88     6.890       673      573,581.85     83.22    11.30
$600,000.01 to $650,000.00           30    18,871,372.33       2.16     6.801       675      629,045.74     84.83    23.04
$650,000.01 to $700,000.00           11     7,455,123.26       0.85     6.836       664      677,738.48     81.92     0.00
$700,000.01 to $750,000.00           13     9,427,971.31       1.08     6.975       720      725,228.56     84.41    15.79
$750,000.01 to $800,000.00            3     2,383,400.00       0.27     6.846       682      794,466.67     87.67     0.00
$800,000.01 to $850,000.00            4     3,325,000.00       0.38     6.762       675      831,250.00     84.86    50.38
$850,000.01 to $900,000.00            2     1,746,200.00       0.20     6.872       656      873,100.00     82.48   100.00
$950,000.01 to $1,000,000.00          1     1,000,000.00       0.11     6.850       669    1,000,000.00     80.00   100.00
Greater than or equal to
$1,000,000.01                         1     1,196,729.87       0.14     6.500       648    1,196,729.87     62.34   100.00
---------------------------------------------------------------------------------------------------------------------------
Total:                            4,402  $875,331,945.33     100.00%    7.278%      650   $  198,848.69     82.40%   40.23%

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $19,788.65 to approximately $1,196,729.87 and the average outstanding principal balance of the Mortgage Loans was approximately $198,848.69.

CREDIT | FIRST
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

                 Product Types for the Aggregate Mortgage Loans

                                     Aggregate                              Weighted     Average     Weighted
                      Number of      Principal      Percent of   Weighted    Average    Principal     Average
                       Mortgage       Balance        Mortgage     Average    Credit      Balance     Original    Percent
Product Types           Loans       Outstanding        Pool       Coupon      Score    Outstanding      LTV     Full Doc
------------------------------------------------------------------------------------------------------------------------
2/28 LIBOR ARM            1,353   $216,229,600.33        24.70%     7.540%       620   $159,814.93      81.98%    54.67%
2/28 LIBOR IO ARM         1,608    457,723,019.78        52.29      6.963        663    284,653.62      82.01     29.47
30/15 BALLOON               590     33,903,489.21         3.87      9.990        715     57,463.54      99.60      8.33
3/27 LIBOR ARM              224     35,600,038.67         4.07      7.560        617    158,928.74      82.95     61.28
3/27 LIBOR IO ARM           219     59,447,365.59         6.79      7.022        657    271,449.16      80.88     44.30
5/1 TREASURY ARM              8      2,461,854.46         0.28      6.684        652    307,731.81      70.46     82.96
5/1 TREASURY IO ARM          31      9,414,839.46         1.08      6.998        663    303,704.50      80.94     57.94
Fixed                       332     51,217,726.16         5.85      7.430        632    154,270.26      78.92     68.74
Fixed IO                     37      9,334,011.68         1.07      7.015        651    252,270.59      80.22     57.73
------------------------------------------------------------------------------------------------------------------------
Total:                    4,402   $875,331,945.33       100.00%     7.278%       650   $198,848.69      82.40%    40.23%

               Amortization Types for the Aggregate Mortgage Loans

                                   Aggregate                              Weighted     Average     Weighted
                    Number of      Principal      Percent of   Weighted    Average    Principal     Average
                     Mortgage       Balance        Mortgage     Average    Credit      Balance     Original    Percent
Amortization Type     Loans       Outstanding        Pool       Coupon      Score    Outstanding      LTV     Full Doc
----------------------------------------------------------------------------------------------------------------------
30/15 Balloon             590   $ 33,903,489.21         3.87%     9.990%      715    $ 57,463.54      99.60%     8.33%
5 Year IO               1,895    535,919,236.51        61.22      6.971       662     282,806.98      81.83     32.11
Fully Amortizing        1,917    305,509,219.61        34.90      7.517       622     159,368.40      81.49     58.03
----------------------------------------------------------------------------------------------------------------------
Total:                  4,402   $875,331,945.33       100.00%     7.278%      650    $198,848.69      82.40%    40.23%

                 Loan Programs for the Aggregate Mortgage Loans

                                Aggregate                             Weighted     Average     Weighted
                Number of      Principal      Percent of   Weighted    Average    Principal     Average
                 Mortgage       Balance        Mortgage     Average    Credit      Balance     Original    Percent
Loan Programs     Loans       Outstanding        Pool       Coupon      Score    Outstanding      LTV     Full Doc
------------------------------------------------------------------------------------------------------------------
High Street         1,091   $186,654,128.52        21.32%     7.252%       616   $171,085.36      82.44%    68.54%
Main Street           444     80,597,698.22         9.21      7.979        575    181,526.35      80.56     63.76
Wall Street         2,867    608,080,118.60        69.47      7.193        670    212,096.31      82.63     28.43
------------------------------------------------------------------------------------------------------------------
Total:              4,402   $875,331,945.33       100.00%     7.278%       650   $198,848.69      82.40%    40.23%

CREDIT | FIRST
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

  State Distributions of Mortgaged Properties for the Aggregate Mortgage Loans

                                        Aggregate                              Weighted     Average     Weighted
                         Number of      Principal      Percent of   Weighted    Average    Principal     Average
State Distributions of    Mortgage       Balance        Mortgage     Average    Credit      Balance     Original    Percent
Mortgaged Properties       Loans       Outstanding        Pool       Coupon      Score    Outstanding      LTV     Full Doc
---------------------------------------------------------------------------------------------------------------------------
Arizona                        312   $ 59,721,550.45         6.82%     7.326%       636   $191,415.23      81.85%    58.13%
Arkansas                        11      1,126,427.17         0.13      8.255        604    102,402.47      84.44     65.94
California                   1,168    352,965,791.76        40.32      6.968        668    302,196.74      82.29     22.10
Colorado                       176     26,890,143.41         3.07      7.207        650    152,784.91      82.15     55.29
Connecticut                      4        726,457.84         0.08      7.704        608    181,614.46      84.66     16.83
Delaware                         5        825,252.97         0.09      7.941        570    165,050.59      86.49     83.84
Florida                        356     64,740,916.39         7.40      7.404        641    181,856.51      82.12     36.98
Georgia                        122     16,463,382.76         1.88      7.349        629    134,945.76      83.05     60.75
Idaho                           30      4,164,168.80         0.48      7.211        615    138,805.63      80.89     51.71
Illinois                       396     70,626,060.82         8.07      7.739        650    178,348.64      83.01     40.93
Indiana                         28      2,528,559.72         0.29      8.199        622     90,305.70      82.50     75.71
Iowa                            82      7,779,731.23         0.89      8.358        614     94,874.77      84.55     77.96
Kansas                          95     10,070,361.44         1.15      7.959        625    106,003.80      83.02     73.51
Kentucky                        10        960,461.60         0.11      8.187        592     96,046.16      84.10     88.07
Louisiana                        3        222,726.59         0.03      7.882        615     74,242.20      83.19    100.00
Maine                            9      1,263,456.50         0.14      7.982        612    140,384.06      81.28     50.26
Maryland                        89     21,263,307.20         2.43      7.549        643    238,913.56      81.84     45.27
Massachusetts                  100     24,258,316.77         2.77      7.599        637    242,583.17      82.24     31.36
Michigan                        75     10,481,578.88         1.20      7.782        631    139,754.39      84.90     55.86
Minnesota                       61      9,876,042.32         1.13      7.099        653    161,902.33      82.60     62.24
Mississippi                      4        483,431.34         0.06      7.436        624    120,857.83      86.54    100.00
Missouri                       158     17,960,702.98         2.05      8.002        612    113,675.34      84.24     65.27
Nebraska                        25      2,194,950.31         0.25      7.785        631     87,798.01      81.70     77.91
Nevada                          69     12,908,651.20         1.47      7.135        635    187,081.90      81.18     70.79
New Hampshire                   22      4,158,281.90         0.48      7.388        625    189,012.81      84.32     38.65
New Jersey                      28      6,443,533.75         0.74      7.889        639    230,126.21      83.22     32.39
New Mexico                       9      1,825,240.26         0.21      7.544        611    202,804.47      82.86    100.00
North Carolina                  11      1,340,139.04         0.15      7.370        623    121,830.82      81.96     78.12
North Dakota                     1         66,462.91         0.01      8.900        614     66,462.91      95.00    100.00
Ohio                             3        459,776.57         0.05      7.929        648    153,258.86      81.30     54.33
Oklahoma                        17      2,059,211.04         0.24      7.590        604    121,130.06      80.80     83.46
Oregon                          64     10,850,796.53         1.24      7.063        637    169,543.70      82.11     53.83
Pennsylvania                    20      3,066,035.35         0.35      7.452        621    153,301.77      82.21     56.75
Rhode Island                    19      3,573,456.83         0.41      6.958        659    188,076.68      81.07     42.40
South Carolina                   7        987,747.14         0.11      7.175        620    141,106.73      80.99     56.82
South Dakota                     1        111,017.17         0.01      7.000        586    111,017.17      80.00    100.00
Tennessee                       38      3,928,687.32         0.45      8.189        613    103,386.51      86.17     68.51
Texas                          337     35,300,200.30         4.03      7.444        635    104,748.37      80.59     63.89
Utah                            35      4,648,423.76         0.53      7.618        639    132,812.11      85.87     61.64
Vermont                          3        550,381.47         0.06      8.628        639    183,460.49      85.06     28.11
Washington                     294     52,919,979.32         6.05      7.249        640    179,999.93      82.36     58.67
Virginia                        82     19,501,763.33         2.23      7.351        652    237,826.38      83.13     42.22
West Virginia                    4        799,113.44         0.09      8.064        617    199,778.36      88.70    100.00
Wisconsin                       17      2,004,893.48         0.23      7.800        609    117,934.91      83.69     85.52
Wyoming                          2        234,373.97         0.03      6.693        636    117,186.99      79.09    100.00
---------------------------------------------------------------------------------------------------------------------------
Total:                       4,402   $875,331,945.33       100.00%     7.278%       650   $198,848.69      82.40%    40.23%

No more than approximately 0.54% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

CREDIT | FIRST
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

         Original Loan-to-Value Ratios for the Aggregate Mortgage Loans

                                                                           Weighted    Average
                       Number of      Aggregate      Percent of  Weighted   Average   Principal     Weighted
Range of Original       Mortgage  Principal Balance   Mortgage    Average   Credit     Balance       Average     Percent
Loan-to-Value Ratios     Loans        Outstanding       Pool      Coupon     Score   Outstanding  Original LTV  Full Doc
------------------------------------------------------------------------------------------------------------------------
50.00% or less                46    $  6,923,348.74       0.79%    7.324%       602  $150,507.58        42.27%    62.19%
50.01% to 55.00%              22       4,081,985.63       0.47     6.935        606   185,544.80        53.09     53.90
55.01% to 60.00%              42       7,420,580.73       0.85     7.292        598   176,680.49        58.09     73.37
60.01% to 65.00%              41       9,169,038.61       1.05     7.345        609   223,635.09        62.80     59.27
65.01% to 70.00%             115      24,021,461.98       2.74     7.426        613   208,882.28        68.93     40.78
70.01% to 75.00%             197      30,686,609.66       3.51     7.539        608   155,769.59        73.79     50.12
75.01% to 80.00%           1,990     419,828,529.89      47.96     6.986        656   210,969.11        79.84     38.92
80.01% to 85.00%             580     163,173,535.96      18.64     7.071        659   281,333.68        84.75     29.45
85.01% to 90.00%             622     144,721,680.73      16.53     7.501        636   232,671.51        89.72     50.81
90.01% to 95.00%             186      32,795,447.03       3.75     8.040        630   176,319.61        94.75     66.92
95.01% to 100.00%            561      32,509,726.36       3.71     9.991        715    57,949.60        99.98      8.27
------------------------------------------------------------------------------------------------------------------------
Total:                     4,402    $875,331,945.33     100.00%    7.278%       650  $198,848.69        82.40%    40.23%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 14.41% to 100.00% and the weighted average Original Loan-to-Value was approximately 82.40%.

                  Loan Purpose for the Aggregate Mortgage Loans

                                                                           Weighted    Average
                       Number of      Aggregate      Percent of  Weighted   Average   Principal    Weighted
                        Mortgage  Principal Balance   Mortgage    Average   Credit     Balance      Average      Percent
Loan Purpose             Loans       Outstanding        Pool      Coupon     Score   Outstanding  Original LTV  Full Doc
------------------------------------------------------------------------------------------------------------------------
Purchase                   2,819    $526,831,575.00      60.19%    7.233%       666  $186,885.98        83.31%    31.23%
Refinance - Cashout          373      85,614,057.42       9.78     7.311        624   229,528.30        80.81     52.27
Refinance - Rate/Term      1,210     262,886,312.91      30.03     7.359        627   217,261.42        81.10     54.37
------------------------------------------------------------------------------------------------------------------------
Total:                     4,402    $875,331,945.33     100.00%    7.278%       650  $198,848.69        82.40%    40.23%

                 Property Type for the Aggregate Mortgage Loans

                                                                              Weighted    Average
                          Number of      Aggregate      Percent of  Weighted   Average   Principal     Weighted
                           Mortgage  Principal Balance   Mortgage    Average   Credit     Balance       Average     Percent
Property Type               Loans       Outstanding        Pool      Coupon     Score   Outstanding  Original LTV  Full Doc
---------------------------------------------------------------------------------------------------------------------------
Single Family Detached        3,059    $592,873,455.08      67.73%    7.288%       648  $193,812.83        82.42%    40.69%
Planned Unit Development        718     149,678,982.75      17.10     7.239        645   208,466.55        82.21     46.90
Two-to-Four Family              228      63,479,664.08       7.25     7.306        676   278,419.58        82.20     21.23
Condominium                     344      61,538,368.64       7.03     7.239        660   178,890.61        82.79     37.49
Single Family Attached           36       4,935,124.04       0.56     7.450        650   137,086.78        82.18     51.31
Townhouse                        16       2,421,350.74       0.28     7.399        616   151,334.42        86.16     68.65
Manufactured Home                 1         405,000.00       0.05     6.675        637   405,000.00        69.83      0.00
---------------------------------------------------------------------------------------------------------------------------
Total:                        4,402    $875,331,945.33     100.00%    7.278%       650  $198,848.69        82.40%    40.23%

CREDIT | FIRST
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

                 Documentation for the Aggregate Mortgage Loans

                                                                                 Weighted    Average
                             Number of      Aggregate      Percent of  Weighted   Average   Principal    Weighted
                              Mortgage  Principal Balance   Mortgage    Average   Credit     Balance      Average      Percent
Documentation                  Loans       Outstanding        Pool      Coupon     Score   Outstanding  Original LTV  Full Doc
------------------------------------------------------------------------------------------------------------------------------
Full Documentation               2,089    $352,187,174.19      40.23%    7.232%       616  $168,591.28        81.82%   100.00%
Stated Income Wage Earner        1,359     282,374,251.62      32.26     7.361        685   207,780.91        83.11      0.00
Stated Income Self-Employed        668     168,594,954.14      19.26     7.247        674   252,387.66        82.41      0.00
12 Month Bank Statements           203      49,885,870.43       5.70     7.255        623   245,743.20        82.51      0.00
24 Month Bank Statements            66      18,378,201.00       2.10     7.255        618   278,457.59        82.74      0.00
Limited Documentation               17       3,911,493.95       0.45     7.254        653   230,087.88        80.47      0.00
------------------------------------------------------------------------------------------------------------------------------
Total:                           4,402    $875,331,945.33     100.00%    7.278%       650  $198,848.69        82.40%    40.23%

                   Occupancy for the Aggregate Mortgage Loans

                                                                         Weighted    Average
                     Number of      Aggregate      Percent of  Weighted   Average   Principal    Weighted
                      Mortgage  Principal Balance   Mortgage    Average   Credit     Balance      Average      Percent
Occupancy              Loans       Outstanding        Pool      Coupon     Score   Outstanding  Original LTV  Full Doc
----------------------------------------------------------------------------------------------------------------------
Investment Property        122    $ 22,559,586.82       2.58%    7.725%       663  $184,914.65        76.33%    29.16%
Primary Home             4,280     852,772,358.52      97.42     7.267        650   199,245.88        82.56     40.53
----------------------------------------------------------------------------------------------------------------------
Total:                   4,402    $875,331,945.33     100.00%    7.278%       650  $198,848.69        82.40%    40.23%

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

           Mortgage Loan Age Summary for the Aggregate Mortgage Loans

                                                                   Weighted    Average
               Number of      Aggregate      Percent of  Weighted   Average   Principal    Weighted
Mortgage Loan   Mortgage  Principal Balance   Mortgage    Average   Credit     Balance      Average      Percent
Age Summary      Loans       Outstanding        Pool      Coupon     Score   Outstanding  Original LTV  Full Doc
----------------------------------------------------------------------------------------------------------------
0                    254    $ 47,262,977.00       5.40%    7.432%       663  $186,074.71        82.38%    32.00%
1                  1,980     397,027,734.90      45.36     7.275        653   200,519.06        82.47     39.73
2                  1,627     308,349,839.92      35.23     7.347        645   189,520.49        82.30     41.99
3                    523     118,087,634.65      13.49     7.066        648   225,788.98        82.54     40.84
4                     17       4,542,933.47       0.52     6.834        635   267,231.38        80.30     34.24
5                      1          60,825.39       0.01     8.850        553    60,825.39        72.62    100.00
----------------------------------------------------------------------------------------------------------------
Total:             4,402    $875,331,945.33     100.00%    7.278%       650  $198,848.69        82.40%    40.23%

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 2 months.

CREDIT | FIRST
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

        Original Prepayment Penalty Term for the Aggregate Mortgage Loans

                                                                              Weighted     Average
                      Number of       Aggregate       Percent of   Weighted    Average    Principal      Weighted
Original Prepayment    Mortgage   Principal Balance    Mortgage     Average    Credit      Balance        Average      Percent
Penalty Term            Loans        Outstanding         Pool       Coupon      Score    Outstanding   Original LTV   Full Doc
------------------------------------------------------------------------------------------------------------------------------
6 Months                     91     $  9,853,157.07        1.13%     7.907%        624   $108,276.45         82.65%     74.83%
12 Months                    72       20,384,220.19        2.33      7.407         667    283,114.17         82.52      32.35
24 Months                 2,726      586,881,337.93       67.05      7.124         653    215,290.29         82.47      36.30
30 Months                     1          180,000.00        0.02      7.450         597    180,000.00         80.00     100.00
36 Months                   511       99,768,278.08       11.40      7.141         642    195,241.25         80.24      59.62
None                      1,001      158,264,952.06       18.08      7.879         645    158,106.85         83.47      41.39
------------------------------------------------------------------------------------------------------------------------------
Total:                    4,402     $875,331,945.33      100.00%     7.278%        650   $198,848.69         82.40%     40.23%

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 25 months.

                 Credit Scores for the Aggregate Mortgage Loans

                                                                          Weighted     Average
                  Number of       Aggregate       Percent of   Weighted    Average    Principal      Weighted
Range of Credit    Mortgage   Principal Balance    Mortgage     Average    Credit      Balance        Average      Percent
Scores              Loans        Outstanding         Pool       Coupon     Score     Outstanding   Original LTV   Full Doc
--------------------------------------------------------------------------------------------------------------------------
501 to 525               33     $  5,477,627.92        0.63%     8.856%        518   $165,988.72         72.72%     81.21%
526 to 550              139       22,080,956.18        2.52      8.354         541    158,855.80         79.09      73.16
551 to 575              343       60,970,897.74        6.97      7.952         563    177,757.72         81.05      72.88
576 to 600              518       89,917,573.45       10.27      7.358         589    173,586.05         80.57      75.09
601 to 625              622      124,443,496.37       14.22      7.201         613    200,069.93         81.87      68.17
626 to 650              599      125,417,296.26       14.33      7.103         638    209,377.79         81.91      50.09
651 to 675              606      154,070,668.07       17.60      7.010         664    254,242.03         82.07      25.98
676 to 700              693      133,027,066.28       15.20      7.262         687    191,958.25         83.89      11.60
701 to 725              425       79,469,121.77        9.08      7.243         712    186,986.17         84.56       9.66
726 to 750              236       45,623,495.49        5.21      7.198         736    193,319.90         84.74      10.21
751 to 775              119       23,147,695.44        2.64      7.326         761    194,518.45         84.45      13.35
776 to 800               64        9,855,458.47        1.13      7.357         785    153,991.54         84.52       6.29
801 to 825                5        1,830,591.90        0.21      6.747         805    366,118.38         86.28      25.22
--------------------------------------------------------------------------------------------------------------------------
Total:                4,402     $875,331,945.33      100.00%     7.278%        650   $198,848.69         82.40%     40.23%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 502 to 815 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 650.

                  Credit Grade for the Aggregate Mortgage Loans

                                                                       Weighted     Average
               Number of       Aggregate       Percent of   Weighted    Average    Principal      Weighted
                Mortgage   Principal Balance    Mortgage     Average    Credit      Balance        Average      Percent
Credit Grade     Loans        Outstanding         Pool       Coupon      Score    Outstanding   Original LTV   Full Doc
-----------------------------------------------------------------------------------------------------------------------
A                  4,110     $818,412,229.16       93.50%     7.228%        655   $199,127.06         82.83%     38.62%
A-                   147       32,214,981.32        3.68      7.752         592    219,149.53         79.71      59.83
B                     96       17,305,012.54        1.98      7.937         577    180,260.55         72.64      62.34
C                     36        5,431,098.21        0.62      8.996         563    150,863.84         70.44      75.27
D                     13        1,968,624.11        0.22      9.789         555    151,432.62         67.49     100.00
-----------------------------------------------------------------------------------------------------------------------
Total:             4,402     $875,331,945.33      100.00%     7.278%        650   $198,848.69         82.40%     40.23%

CREDIT | FIRST
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

            Margins for the Aggregate Adjustable-Rate Mortgage Loans

                                                                           Weighted     Average
                   Number of       Aggregate       Percent of   Weighted    Average    Principal      Weighted
                    Mortgage   Principal Balance    Mortgage     Average    Credit      Balance        Average      Percent
Range of Margins     Loans        Outstanding         Pool       Coupon      Score    Outstanding   Original LTV   Full Doc
---------------------------------------------------------------------------------------------------------------------------
2.501% to 3.000%           4     $    568,912.57        0.07%     7.400%        624   $142,228.14         81.70%    100.00%
3.001% to 3.500%           5          697,013.10        0.09      7.373         663    139,402.62         80.00      29.24
3.501% to 4.000%         130       21,730,998.77        2.78      7.387         656    167,161.53         80.37      45.81
4.001% to 4.500%           5          956,977.46        0.12      7.245         646    191,395.49         80.25      28.27
4.501% to 5.000%           2          869,029.40        0.11      6.570         678    434,514.70         85.55       0.00
5.001% to 5.500%         754      192,941,611.12       24.71      7.094         631    255,890.73         82.76      53.97
5.501% to 6.000%       1,779      443,455,483.16       56.79      7.060         657    249,272.33         81.77      31.66
6.001% to 6.500%         763      119,540,837.70       15.31      7.557         645    156,672.13         81.31      44.45
6.501% to 7.000%           1          115,855.00        0.01      6.850         634    115,855.00         85.00     100.00
---------------------------------------------------------------------------------------------------------------------------
Total:                 3,443     $780,876,718.29      100.00%     7.154%        648   $226,801.25         81.91%     39.54%

As of the Cut-off Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 3.000% per annum to 6.750% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.729% per annum.

     Maximum Mortgage Rates for the Aggregate Adjustable-Rate Mortgage Loans

                                                                             Weighted     Average
                     Number of       Aggregate       Percent of   Weighted    Average    Principal      Weighted
Range of Maximum      Mortgage   Principal Balance    Mortgage     Average     Credit     Balance        Average      Percent
Mortgage Rates         Loans        Outstanding         Pool       Coupon      Score    Outstanding   Original LTV   Full Doc
-----------------------------------------------------------------------------------------------------------------------------
12.001% to 12.500%         565     $163,792,617.59       20.98%     6.385%        670   $289,898.44         80.60%     42.44%
12.501% to 13.000%       1,079      272,987,978.04       34.96      6.812         661    253,000.91         81.17      36.00
13.001% to 13.500%         676      148,758,883.15       19.05      7.301         649    220,057.52         82.18      37.78
13.501% to 14.000%         578      116,733,940.00       14.95      7.778         627    201,961.83         83.43      36.49
14.001% to 14.500%         212       36,473,454.18        4.67      8.300         601    172,044.60         85.14      47.88
14.501% to 15.000%         178       25,320,255.76        3.24      8.777         594    142,248.63         86.04      55.79
15.001% to 15.500%          75        8,748,752.32        1.12      9.307         569    116,650.03         81.96      63.38
15.501% to 16.000%          50        5,340,258.61        0.68      9.774         557    106,805.17         80.96      65.70
16.001% to 16.500%          24        2,166,217.49        0.28     10.346         543     90,259.06         73.69      57.61
16.501% to 17.000%           6          554,361.15        0.07     10.563         529     92,393.53         76.06      57.27
-----------------------------------------------------------------------------------------------------------------------------
Total:                   3,443     $780,876,718.29      100.00%     7.154%        648   $226,801.25         81.91%     39.54%

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 12.150% per annum to 16.600% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.154% per annum.

CREDIT | FIRST
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

   Next Rate Adjustment Date for the Aggregate Adjustable-Rate Mortgage Loans

                                 Aggregate                              Weighted     Average
                  Number of      Principal      Percent of   Weighted    Average    Principal      Weighted
Next Rate          Mortgage       Balance        Mortgage     Average    Credit      Balance        Average      Percent
Adjustment Date     Loans       Outstanding        Pool       Coupon      Score    Outstanding   Original LTV   Full Doc
------------------------------------------------------------------------------------------------------------------------
July 2007                 6   $  1,777,928.71        0.23%     6.879%        638   $296,321.45         81.85%     12.37%
August 2007             279     76,007,127.57        9.73      6.893         649    272,426.98         83.14      37.20
September 2007        1,060    225,669,788.63       28.90      7.227         645    212,896.03         81.89      37.58
October 2007          1,438    331,172,188.20       42.41      7.142         651    230,300.55         81.82      38.59
November 2007           178     39,325,587.00        5.04      7.244         659    220,930.26         81.93      30.55
June 2008                 1         60,825.39        0.01      8.850         553     60,825.39         72.62     100.00
July 2008                 7      1,926,082.82        0.25      6.669         623    275,154.69         79.85      34.11
August 2008             132     29,871,117.00        3.83      7.054         639    226,296.34         80.57      46.05
September 2008          208     43,139,481.13        5.52      7.374         639    207,401.35         81.97      55.12
October 2008             91     19,454,457.93        2.49      7.205         655    213,785.25         82.86      49.20
November 2008             4        595,440.00        0.08      6.987         687    148,860.00         81.04      54.20
August 2010               6      2,398,629.33        0.31      6.662         639    399,771.55         67.09     100.00
September 2010           15      3,060,670.13        0.39      6.771         669    204,044.68         81.12      53.33
October 2010             15      5,572,294.46        0.71      7.148         663    371,486.30         82.57      51.48
November 2010             3        845,100.00        0.11      6.874         673    281,700.00         78.33      70.71
------------------------------------------------------------------------------------------------------------------------
Total:                3,443   $780,876,718.29      100.00%     7.154%        648   $226,801.25         81.91%     39.54%

                   Lien Type for the Aggregate Mortgage Loans

                           Aggregate                              Weighted     Average
            Number of      Principal      Percent of   Weighted    Average    Principal      Weighted
             Mortgage       Balance        Mortgage     Average    Credit      Balance        Average      Percent
Lien Type     Loans       Outstanding        Pool       Coupon      Score    Outstanding   Original LTV   Full Doc
------------------------------------------------------------------------------------------------------------------
1               3,810   $841,387,685.73       96.12%     7.169%        647   $220,836.66         81.70%     41.53%
2                 592     33,944,259.60        3.88      9.996         715     57,338.28         99.64       8.12
------------------------------------------------------------------------------------------------------------------
Total:          4,402   $875,331,945.33      100.00%     7.278%        650   $198,848.69         82.40%     40.23%

CREDIT | FIRST
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

Group 1 Statistical Collateral Summary

Aggregate Outstanding Principal Balance   $312,063,230
Aggregate Original Principal Balance      $312,199,961
Number of Mortgage Loans                         1,964

                                  Minimum      Maximum      Average(1)
                                ----------   -----------   -----------
Original Principal Balance      $20,000.00   $600,000.00   $158,961.28
Outstanding Principal Balance   $19,788.65   $600,000.00   $158,891.66

                                                    Weighted
                               Minimum   Maximum   Average(2)
                              --------   -------   ----------
Original Term (mos)                180       360          354
Stated Remaining Term (mos)        177       360          353
Loan Age (mos)                       0         4            2
Current Interest Rate            6.150%   10.990%       7.370%
Initial Interest Rate Cap        2.000%    3.000%       2.982%
Periodic Rate Cap                1.000%    1.000%       1.000%
Gross Margin                     3.000%    6.750%       5.755%
Maximum Mortgage Rate           12.150%   16.600%      13.275%
Minimum Mortgage Rate            6.150%   10.600%       7.275%
Months to Roll                      20        60           25
Original Loan-to-Value           30.33%   100.00%       81.38%
Credit Score(3)                    503       804          642

                 Earliest     Latest
                 --------   ---------
Maturity Date:   8/1/2020   11/1/2035

Lien Position              Percent of Mortgage Pool
-------------              ------------------------
1st Lien                                      97.06%
2nd Lien                                       2.94%

Occupancy                  Percent of Mortgage Pool
------------               ------------------------
Investment Property                            5.18%
Primary Home                                  94.82%
Total:                                       100.00%

Loan Type                  Percent of Mortgage Pool
---------                  ------------------------
ARM                                           88.66%
FIXED                                         11.34%

Year of Origination        Percent of Mortgage Pool
-------------------        ------------------------
2005                                         100.00%

Loan Purpose               Percent of Mortgage Pool
------------               ------------------------
Purchase                                      42.17%
Refinance - Cashout                           13.45%
Refinance - Rate/Term                         44.38%
Total:                                       100.00%

Property Type              Percent of Mortgage Pool
-------------              ------------------------
Condominium                                    7.84%
Planned Unit Development                      15.77%
Single Family Attached                         0.68%
Single Family Detached                        66.74%
Townhouse                                      0.38%
Two-to-Four Family                             8.60%
Total:                                       100.00%

----------
(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Minimum and Weighting only for loans with scores.

CREDIT | FIRST
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

                  Mortgage Rates for the Group 1 Mortgage Loans

                                         Aggregate       Percent              Weighted     Average     Weighted
                          Number of      Principal         of      Weighted    Average    Principal     Average
                           Mortgage       Balance       Mortgage    Average    Credit      Balance     Original    Percent
Range of Mortgage Rates     Loans       Outstanding       Pool      Coupon      Score    Outstanding      LTV     Full Doc
--------------------------------------------------------------------------------------------------------------------------
6.001% to 6.500%                231   $ 48,288,138.85     15.47%     6.380%        656   $209,039.56     78.91%     76.16%
6.501% to 7.000%                500     95,568,920.68     30.62      6.820         654    191,137.84     79.85      57.33
7.001% to 7.500%                353     62,086,169.98     19.90      7.305         642    175,881.50     80.31      52.94
7.501% to 8.000%                320     55,147,238.38     17.67      7.795         628    172,335.12     82.65      43.73
8.001% to 8.500%                134     19,572,282.57      6.27      8.293         614    146,061.81     84.74      48.88
8.501% to 9.000%                129     14,509,217.50      4.65      8.784         607    112,474.55     85.06      49.52
9.001% to 9.500%                 75      5,488,523.67      1.76      9.345         623     73,180.32     85.02      60.61
9.501% to 10.000%               103      5,942,824.46      1.90      9.838         643     57,697.32     91.71      42.52
10.001% to 10.500%               77      3,599,509.83      1.15     10.315         660     46,746.88     91.70      35.66
10.501% to 11.000%               42      1,860,404.09      0.60     10.674         674     44,295.34     93.86      10.89
--------------------------------------------------------------------------------------------------------------------------
Total:                        1,964   $312,063,230.01    100.00%     7.370%        642   $158,891.66     81.38%     55.32%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 6.150% per annum to 10.990% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 7.370% per annum.

       Remaining Months to Stated Maturity for the Group 1 Mortgage Loans

                                           Aggregate       Percent              Weighted     Average     Weighted
                            Number of      Principal         of      Weighted    Average    Principal     Average
Range of Remaining Months    Mortgage       Balance       Mortgage    Average    Credit      Balance     Original    Percent
to Stated Maturity            Loans       Outstanding       Pool      Coupon      Score    Outstanding      LTV     Full Doc
----------------------------------------------------------------------------------------------------------------------------
169 - 180                         249   $  9,837,365.62      3.15%     9.872%        712   $ 39,507.49     98.11%     22.06%
229 - 240                           1        129,543.62      0.04      7.750         547    129,543.62     75.80     100.00
349 - 360                       1,714    302,096,320.77     96.81      7.288         640    176,252.23     80.84      56.39
----------------------------------------------------------------------------------------------------------------------------
Total:                          1,964   $312,063,230.01    100.00%     7.370%        642   $158,891.66     81.38%     55.32%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 177 months to 360 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 353 months.

CREDIT | FIRST
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

  Outstanding Mortgage Loan Principal Balances for the Group 1 Mortgage Loans

                                            Aggregate       Percent              Weighted     Average     Weighted
Range of Outstanding         Number of      Principal         of      Weighted    Average    Principal     Average
Mortgage Loan Principal       Mortgage       Balance       Mortgage    Average    Credit      Balance     Original    Percent
Balances                       Loans       Outstanding       Pool      Coupon      Score    Outstanding      LTV     Full Doc
-----------------------------------------------------------------------------------------------------------------------------
$50,000.00 or less                 214   $  7,252,068.43      2.32%     9.892%        710   $ 33,888.17     98.11%     26.09%
$50,000.01 to $100,000.00          362     27,413,211.46      8.78      8.125         629     75,727.10     81.61      69.54
$100,000.01 to $150,000.00         437     54,831,057.46     17.57      7.377         639    125,471.53     81.48      67.22
$150,000.01 to $200,000.00         377     65,693,842.12     21.05      7.251         641    174,254.22     79.75      57.87
$200,000.01 to $250,000.00         235     52,624,235.49     16.86      7.264         639    223,932.92     80.40      55.45
$250,000.01 to $300,000.00         172     46,920,024.00     15.04      7.195         640    272,790.84     80.49      53.49
$300,000.01 to $350,000.00         123     39,657,818.01     12.71      6.996         640    322,421.28     82.09      42.72
$350,000.01 to $400,000.00          26      9,409,166.01      3.02      7.148         659    361,891.00     84.78      41.66
$400,000.01 to $450,000.00          12      4,979,603.61      1.60      7.409         662    414,966.97     82.33      33.55
$450,000.01 to $500,000.00           2        985,671.15      0.32      6.878         677    492,835.57     87.52       0.00
$500,000.01 to $550,000.00           1        531,000.00      0.17      7.250         712    531,000.00     90.00       0.00
$550,000.01 to $600,000.00           3      1,765,532.26      0.57      7.037         700    588,510.75     76.41       0.00
-----------------------------------------------------------------------------------------------------------------------------
Total:                           1,964   $312,063,230.01    100.00%     7.370%        642   $158,891.66     81.38%     55.32%

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $19,788.65 to approximately $600,000.00 and the average outstanding principal balance of the Mortgage Loans was approximately $158,891.66.

CREDIT | FIRST
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

                  Product Types for the Group 1 Mortgage Loans

                                                                              Weighted     Average
                      Number of       Aggregate       Percent of   Weighted    Average    Principal      Weighted
                       Mortgage   Principal Balance    Mortgage     Average    Credit      Balance        Average      Percent
Product Types           Loans        Outstanding         Pool       Coupon      Score    Outstanding   Original LTV   Full Doc
------------------------------------------------------------------------------------------------------------------------------
2/28 LIBOR ARM              531     $ 75,580,749.84       24.22%     7.593%       629   $142,336.63          81.99%     56.66%
2/28 LIBOR IO ARM           763      156,269,362.19       50.08      7.122        645    204,809.12          80.78      51.93
30/15 BALLOON               244        9,158,358.30        2.93      9.989        717     37,534.26          99.36      20.43
3/27 LIBOR ARM              100       14,311,401.70        4.59      7.607        623    143,114.02          82.56      62.53
3/27 LIBOR IO ARM           128       25,644,450.73        8.22      7.151        644    200,347.27          79.99      60.23
5/1 TREASURY ARM              5          975,245.02        0.31      6.946        661    195,049.00          77.58      56.98
5/1 TREASURY IO ARM          19        3,893,219.46        1.25      6.947        671    204,906.29          75.97      67.43
Fixed                       148       20,766,851.39        6.65      7.534        632    140,316.56          78.26      74.33
Fixed IO                     26        5,463,591.38        1.75      7.139        657    210,138.13          79.72      69.22
------------------------------------------------------------------------------------------------------------------------------
Total:                    1,964     $312,063,230.01      100.00%     7.370%       642   $158,891.66          81.38%     55.32%

                Amortization Types for the Group 1 Mortgage Loans

                                                                              Weighted     Average
                      Number of       Aggregate       Percent of   Weighted    Average    Principal      Weighted
                       Mortgage   Principal Balance    Mortgage     Average    Credit      Balance        Average      Percent
Amortization Type       Loans        Outstanding         Pool       Coupon      Score    Outstanding   Original LTV   Full Doc
------------------------------------------------------------------------------------------------------------------------------
30/15 Balloon               244     $  9,158,358.30        2.93%     9.989%       717   $ 37,534.26          99.36%     20.43%
5 Year IO                   936      191,270,623.76       61.29      7.123        646    204,348.96          80.54      53.85
Fully Amortizing            784      111,634,247.95       35.77      7.578        629    142,390.62          81.33      60.70
------------------------------------------------------------------------------------------------------------------------------
Total:                    1,964     $312,063,230.01      100.00%     7.370%       642   $158,891.66          81.38%     55.32%

                  Loan Programs for the Group 1 Mortgage Loans

                                                                              Weighted     Average
                      Number of       Aggregate       Percent of   Weighted    Average    Principal      Weighted
                       Mortgage   Principal Balance    Mortgage     Average    Credit      Balance        Average      Percent
Loan Programs           Loans        Outstanding         Pool       Coupon      Score    Outstanding   Original LTV   Full Doc
------------------------------------------------------------------------------------------------------------------------------
High Street                 475     $ 70,727,252.77       22.66%     7.297%        621   $148,899.48         82.22%     76.57%
Main Street                 239       39,787,974.92       12.75      7.954         576    166,476.88         80.53      72.11
Wall Street               1,250      201,548,002.32       64.59      7.280         663    161,238.40         81.25      44.55
------------------------------------------------------------------------------------------------------------------------------
Total:                    1,964     $312,063,230.01      100.00%     7.370%        642   $158,891.66         81.38%     55.32%

CREDIT | FIRST
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

   State Distributions of Mortgaged Properties for the Group 1 Mortgage Loans

                                                                            Weighted    Average
                        Number of      Aggregate      Percent of  Weighted   Average   Principal     Weighted
State Distributions of   Mortgage  Principal Balance   Mortgage    Average   Credit     Balance       Average     Percent
Mortgaged Properties      Loans       Outstanding        Pool      Coupon     Score   Outstanding  Original LTV  Full Doc
-------------------------------------------------------------------------------------------------------------------------
Arizona                       166    $ 27,154,063.31       8.70%    7.429%       634  $163,578.69        81.68%    65.21%
Arkansas                        4         322,798.02       0.10     8.505        573    80,699.50        88.59    100.00
California                    295      72,681,200.19      23.29     6.947        643   246,376.95        78.01     47.51
Colorado                      131      18,695,459.28       5.99     7.236        658   142,713.43        82.69     53.46
Connecticut                     1         147,200.00       0.05     8.900        550   147,200.00        80.00      0.00
Florida                       132      19,318,661.42       6.19     7.392        643   146,353.50        81.37     50.32
Georgia                        64       7,963,703.07       2.55     7.436        628   124,432.86        82.89     72.15
Idaho                          11       1,353,645.29       0.43     7.207        623   123,058.66        80.21     45.39
Illinois                      220      34,169,558.09      10.95     7.741        648   155,316.17        82.83     43.81
Indiana                        12       1,056,284.70       0.34     7.954        630    88,023.73        84.07     71.08
Iowa                           36       3,384,728.37       1.08     8.324        610    94,020.23        82.99     75.24
Kansas                         47       4,782,021.21       1.53     8.054        630   101,745.13        82.69     69.13
Kentucky                        2         228,000.87       0.07     9.002        552   114,000.44        89.41    100.00
Louisiana                       1         113,855.59       0.04     8.300        641   113,855.59        95.00    100.00
Maine                           3         202,948.36       0.07     8.683        600    67,649.45        91.42     37.25
Maryland                       55      10,730,327.42       3.44     7.687        646   195,096.86        80.22     47.84
Massachusetts                  56      11,491,140.49       3.68     7.601        649   205,198.94        82.59     38.44
Michigan                       45       5,779,306.96       1.85     7.793        638   128,429.04        85.57     58.64
Minnesota                      43       6,406,719.90       2.05     7.134        654   148,993.49        82.46     63.33
Mississippi                     2         196,248.61       0.06     7.369        640    98,124.30        84.10    100.00
Missouri                       80       7,818,584.25       2.51     8.095        610    97,732.30        84.85     76.17
Nebraska                       17       1,415,790.44       0.45     7.816        648    83,281.79        83.63     77.69
Nevada                         43       7,687,365.56       2.46     7.095        645   178,775.94        80.41     66.26
New Hampshire                  13       1,922,691.16       0.62     7.328        645   147,899.32        86.25     50.70
New Jersey                     13       2,559,290.98       0.82     7.763        666   196,868.54        81.32     35.72
New Mexico                      2         246,831.78       0.08     7.959        629   123,415.89        81.86    100.00
North Carolina                  6         764,817.10       0.25     7.396        626   127,469.52        83.50     89.28
Ohio                            2         371,876.12       0.12     7.711        670   185,938.06        81.60     43.53
Oklahoma                        5         478,723.31       0.15     7.629        602    95,744.66        83.14     84.61
Oregon                         34       5,165,565.58       1.66     7.225        654   151,928.40        82.84     48.37
Pennsylvania                    4         501,570.90       0.16     7.380        603   125,392.72        82.01     75.97
Rhode Island                   10       2,253,985.94       0.72     6.784        645   225,398.59        79.34     51.97
South Carolina                  1         123,250.00       0.04     7.250        626   123,250.00        85.00    100.00
South Dakota                    1         111,017.17       0.04     7.000        586   111,017.17        80.00    100.00
Tennessee                      16       1,405,113.27       0.45     8.524        617    87,819.58        85.80     75.67
Texas                         142      12,266,467.34       3.93     7.541        640    86,383.57        80.95     58.43
Utah                           19       2,024,679.10       0.65     7.520        634   106,562.06        85.17     78.10
Vermont                         3         550,381.47       0.18     8.628        639   183,460.49        85.06     28.11
Washington                    173      28,175,665.92       9.03     7.198        645   162,865.12        82.73     69.92
Virginia                       38       7,887,522.97       2.53     7.179        650   207,566.39        81.82     43.98
West Virginia                   3         597,251.75       0.19     8.119        614   199,083.92        90.47    100.00
Wisconsin                      12       1,398,916.76       0.45     7.796        620   116,576.40        82.37     79.25
Wyoming                         1         158,000.00       0.05     6.550        633   158,000.00        79.00    100.00
-------------------------------------------------------------------------------------------------------------------------
Total:                      1,964    $312,063,230.01     100.00%    7.370%       642  $158,891.66        81.38%    55.32%

No more than approximately 0.53% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

CREDIT | FIRST
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

          Original Loan-to-Value Ratios for the Group 1 Mortgage Loans

                                                                            Weighted     Average
Range of Original   Number of       Aggregate       Percent of   Weighted    Average    Principal      Weighted
Loan-to-Value        Mortgage   Principal Balance    Mortgage     Average    Credit      Balance        Average      Percent
Ratios                Loans        Outstanding         Pool       Coupon      Score    Outstanding   Original LTV   Full Doc
----------------------------------------------------------------------------------------------------------------------------
50.00% or less             25     $  4,234,662.81        1.36%     7.222%        606   $169,386.51         43.08%     52.33%
50.01% to 55.00%           14        3,074,059.45        0.99      6.882         614    219,575.68         53.13      50.49
55.01% to 60.00%           26        4,660,273.60        1.49      7.383         605    179,241.29         57.83      65.51
60.01% to 65.00%           22        4,202,627.90        1.35      7.394         624    191,028.54         62.62      65.95
65.01% to 70.00%           63       12,106,007.09        3.88      7.473         619    192,158.84         68.99      43.25
70.01% to 75.00%          104       14,579,235.29        4.67      7.447         612    140,184.95         73.78      57.51
75.01% to 80.00%          873      149,014,659.62       47.75      7.081         652    170,692.62         79.76      53.23
80.01% to 85.00%          223       42,242,828.12       13.54      7.303         642    189,429.72         84.53      52.25
85.01% to 90.00%          292       55,714,974.15       17.85      7.601         631    190,804.71         89.73      63.00
90.01% to 95.00%           85       13,369,976.01        4.28      8.064         621    157,293.84         94.59      83.33
95.01% to 100.00%         237        8,863,925.97        2.84      9.987         718     37,400.53         99.94      20.32
----------------------------------------------------------------------------------------------------------------------------
Total:                  1,964     $312,063,230.01      100.00%     7.370%        642   $158,891.66         81.38%     55.32%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 30.33% to 100.00% and the weighted average Original Loan-to-Value was approximately 81.38%.

                   Loan Purpose for the Group 1 Mortgage Loans

                                                                                Weighted     Average     Weighted
                        Number of       Aggregate       Percent of   Weighted    Average    Principal     Average
                         Mortgage   Principal Balance    Mortgage     Average    Credit      Balance     Original    Percent
Loan Purpose              Loans        Outstanding         Pool       Coupon      Score    Outstanding     LTV      Full Doc
----------------------------------------------------------------------------------------------------------------------------
Purchase                    1,022     $131,593,397.81       42.17%     7.372%        659   $128,760.66     82.74%     49.95%
Refinance - Cashout           216       41,962,720.60       13.45      7.276         630    194,271.85     79.47      60.44
Refinance - Rate/Term         726      138,507,111.61       44.38      7.396         630    190,781.15     80.66      58.88
----------------------------------------------------------------------------------------------------------------------------
Total:                      1,964     $312,063,230.01      100.00%     7.370%        642   $158,891.66     81.38%     55.32%

                  Property Type for the Group 1 Mortgage Loans

                                                                                   Weighted     Average     Weighted
                           Number of       Aggregate       Percent of   Weighted    Average    Principal    Average
                            Mortgage   Principal Balance    Mortgage     Average    Credit       Balance    Original    Percent
Property Type                Loans        Outstanding         Pool       Coupon      Score    Outstanding      LTV     Full Doc
-------------------------------------------------------------------------------------------------------------------------------
Single Family Detached         1,373     $208,261,766.05       66.74%     7.402%        637   $151,683.73     81.29%     58.25%
Planned Unit Development         291       49,210,629.16       15.77      7.247         645    169,108.69     81.51      58.26
Two-to-Four Family               107       26,822,139.79        8.60      7.377         669    250,674.20     80.81      27.27
Condominium                      167       24,456,916.45        7.84      7.332         652    146,448.60     81.96      52.68
Single Family Attached            18        2,136,347.15        0.68      7.403         652    118,685.95     84.90      77.43
Townhouse                          8        1,175,431.42        0.38      7.339         625    146,928.93     86.05      69.38
-------------------------------------------------------------------------------------------------------------------------------
Total:                         1,964     $312,063,230.01      100.00%     7.370%        642   $158,891.66     81.38%     55.32%

CREDIT | FIRST
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

                  Documentation for the Group 1 Mortgage Loans

                                                                                 Weighted    Average    Weighted
                             Number of      Aggregate      Percent of  Weighted   Average   Principal    Average
                              Mortgage  Principal Balance   Mortgage    Average   Credit     Balance    Original   Percent
Documentation                  Loans       Outstanding        Pool      Coupon     Score   Outstanding     LTV    Full Doc
--------------------------------------------------------------------------------------------------------------------------
Full Documentation               1,107    $172,642,754.32      55.32%    7.230%       621  $155,955.51    81.53%   100.00%
Stated Income Wage Earner          542      81,940,583.03      26.26     7.594        680   151,181.89    81.58      0.00
Stated Income Self-Employed        215      39,144,443.55      12.54     7.439        665   182,067.18    80.14      0.00
12 Month Bank Statements            73      13,139,821.60       4.21     7.528        624   179,997.56    82.00      0.00
24 Month Bank Statements            24       4,705,965.85       1.51     7.591        620   196,081.91    81.05      0.00
Limited Documentation                3         489,661.66       0.16     7.240        650   163,220.55    81.29      0.00
--------------------------------------------------------------------------------------------------------------------------
Total:                           1,964    $312,063,230.01     100.00%    7.370%       642  $158,891.66    81.38%    55.32%

                    Occupancy for the Group 1 Mortgage Loans

                                                                              Weighted     Average
                      Number of       Aggregate       Percent of   Weighted    Average    Principal      Weighted
                       Mortgage   Principal Balance    Mortgage     Average    Credit      Balance        Average      Percent
Occupancy               Loans        Outstanding         Pool       Coupon      Score    Outstanding   Original LTV   Full Doc
------------------------------------------------------------------------------------------------------------------------------
Investment Property          93     $ 16,150,933.69        5.18%     7.868%        665   $173,665.95         76.11%     28.54%
Primary Home              1,871      295,912,296.33       94.82      7.342         641    158,157.29         81.67      56.78
------------------------------------------------------------------------------------------------------------------------------
Total:                    1,964     $312,063,230.01      100.00%     7.370%        642   $158,891.66         81.38%     55.32%

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

            Mortgage Loan Age Summary for the Group 1 Mortgage Loans

                                                                        Weighted     Average
                Number of       Aggregate       Percent of   Weighted    Average    Principal      Weighted
Mortgage Loan    Mortgage   Principal Balance    Mortgage     Average    Credit      Balance        Average      Percent
Age Summary       Loans        Outstanding         Pool       Coupon      Score    Outstanding   Original LTV   Full Doc
------------------------------------------------------------------------------------------------------------------------
0                     124     $ 19,144,036.00        6.13%     7.580%        655   $154,387.39         81.14%     42.41%
1                     891      142,447,128.79       45.65      7.361         644    159,873.32         81.47      55.39
2                     741      114,433,868.44       36.67      7.434         638    154,431.67         81.40      56.16
3                     200       34,030,993.97       10.91      7.093         640    170,154.97         81.00      59.98
4                       8        2,007,202.82        0.64      7.031         619    250,900.35         82.24      47.13
------------------------------------------------------------------------------------------------------------------------
Total:              1,964     $312,063,230.01      100.00%     7.370%        642   $158,891.66         81.38%     55.32%

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 2 months.

CREDIT | FIRST
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

        Original Prepayment Penalty Term for the Group 1 Mortgage Loans

                                                                         Weighted    Average
                     Number of      Aggregate      Percent of  Weighted   Average   Principal     Weighted
Original Prepayment   Mortgage  Principal Balance   Mortgage    Average   Credit     Balance       Average     Percent
Penalty Term           Loans        Outstanding       Pool      Coupon     Score   Outstanding  Original LTV  Full Doc
----------------------------------------------------------------------------------------------------------------------
6 Months                    46    $  4,759,013.81       1.53%    8.041%       630  $103,456.82        82.63%    69.46%
12 Months                   25       5,911,097.98       1.89     7.116        656   236,443.92        81.38     45.56
24 Months                1,090     186,235,463.78      59.68     7.188        639   170,858.22        80.98     56.33
30 Months                    1         180,000.00       0.06     7.450        597   180,000.00        80.00    100.00
36 Months                  254      41,387,874.09      13.26     7.209        644   162,944.39        79.69     68.47
None                       548      73,589,780.35      23.58     7.897        648   134,287.92        83.26     45.14
----------------------------------------------------------------------------------------------------------------------
Total:                   1,964    $312,063,230.01     100.00%    7.370%       642  $158,891.66        81.38%    55.32%

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 25 months.

                  Credit Scores for the Group 1 Mortgage Loans

                                                                            Weighted    Average
                        Number of      Aggregate      Percent of  Weighted   Average   Principal     Weighted
                         Mortgage  Principal Balance   Mortgage    Average   Credit     Balance       Average     Percent
Range of Credit Scores    Loans       Outstanding        Pool      Coupon     Score   Outstanding  Original LTV  Full Doc
-------------------------------------------------------------------------------------------------------------------------
501 to 525                      9    $  1,084,930.63       0.35%    9.520%       512  $120,547.85        66.46%   100.00%
526 to 550                     50       7,169,069.73       2.30     8.617        543   143,381.39        78.81     69.89
551 to 575                    161      27,686,596.69       8.87     7.932        563   171,966.44        79.05     75.86
576 to 600                    231      37,103,615.60      11.89     7.454        589   160,621.71        80.11     77.82
601 to 625                    319      55,229,720.27      17.70     7.235        613   173,133.92        81.41     78.88
626 to 650                    292      50,148,638.05      16.07     7.161        638   171,741.91        81.31     65.07
651 to 675                    267      50,063,012.63      16.04     7.126        662   187,501.92        81.40     42.97
676 to 700                    268      37,089,372.67      11.89     7.381        687   138,393.18        82.89     24.54
701 to 725                    174      22,514,979.28       7.21     7.398        711   129,396.43        82.79     21.92
726 to 750                    101      12,900,262.38       4.13     7.297        736   127,725.37        83.49     19.66
751 to 775                     52       6,209,572.37       1.99     7.265        759   119,414.85        83.82     28.14
776 to 800                     39       4,512,459.72       1.45     7.546        785   115,704.10        84.40      6.38
801 to 825                      1         351,000.00       0.11     6.800        804   351,000.00        90.00    100.00
-------------------------------------------------------------------------------------------------------------------------
Total:                      1,964    $312,063,230.01     100.00%    7.370%       642  $158,891.66        81.38%    55.32%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 503 to 804 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 642.

                   Credit Grade for the Group 1 Mortgage Loans

                                                                  Weighted    Average
              Number of      Aggregate      Percent of  Weighted   Average   Principal     Weighted
               Mortgage  Principal Balance   Mortgage    Average   Credit     Balance       Average     Percent
Credit Grade    Loans        Outstanding       Pool      Coupon     Score   Outstanding  Original LTV  Full Doc
---------------------------------------------------------------------------------------------------------------
A                 1,816    $284,526,419.63      91.18%    7.313%       648  $156,677.54        81.98%    54.20%
A-                   87      16,650,178.33       5.34     7.734        596   191,381.36        78.40     65.81
B                    42       8,044,805.70       2.58     7.788        579   191,542.99        70.12     63.23
C                    15       2,158,695.52       0.69     9.580        537   143,913.03        71.72     78.90
D                     4         683,130.83       0.22    10.040        551   170,782.71        65.61    100.00
---------------------------------------------------------------------------------------------------------------
Total:            1,964    $312,063,230.01     100.00%    7.370%       642  $158,891.66        81.38%    55.32%

CREDIT | FIRST
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

             Margins for the Group 1 Adjustable-Rate Mortgage Loans

                                                                      Weighted    Average
                  Number of       Aggregate     Percent of  Weighted   Average   Principal     Weighted
                   Mortgage  Principal Balance   Mortgage    Average   Credit     Balance       Average     Percent
Range of Margins    Loans       Outstanding        Pool      Coupon     Score   Outstanding  Original LTV  Full Doc
-------------------------------------------------------------------------------------------------------------------
2.501% to 3.000%          3    $    450,203.42       0.16%    7.414%       612  $150,067.81        79.86%   100.00%
3.001% to 3.500%          4         465,986.41       0.17     7.335        641   116,496.60        80.00     43.74
3.501% to 4.000%         75      11,783,505.40       4.26     7.385        661   157,113.41        80.20     47.64
4.001% to 4.500%          1         310,593.64       0.11     7.800        614   310,593.64        75.00      0.00
5.001% to 5.500%        246      49,566,194.10      17.91     7.239        617   201,488.59        83.06     73.65
5.501% to 6.000%        804     157,196,833.35      56.82     7.158        643   195,518.45        80.70     52.36
6.001% to 6.500%        412      56,785,257.62      20.52     7.603        647   137,828.30        80.50     46.43
6.501% to 7.000%          1         115,855.00       0.04     6.850        634   115,855.00        85.00    100.00
-------------------------------------------------------------------------------------------------------------------
Total:                1,546    $276,674,428.94     100.00%    7.275%       640  $178,961.47        81.05%    54.78%

As of the Cut-off Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 3.000% per annum to 6.750% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.755% per annum.

      Maximum Mortgage Rates for the Group 1 Adjustable-Rate Mortgage Loans

                                                                        Weighted    Average
                    Number of      Aggregate      Percent of  Weighted   Average   Principal    Weighted
Range of Maximum     Mortgage  Principal Balance   Mortgage    Average   Credit     Balance      Average      Percent
Mortgage Rates        Loans       Outstanding        Pool      Coupon     Score   Outstanding  Original LTV  Full Doc
---------------------------------------------------------------------------------------------------------------------
12.001% to 12.500%        217    $ 45,424,539.01      16.42%    6.378%       655  $209,329.67        79.07%    74.65%
12.501% to 13.000%        464      88,471,632.98      31.98     6.822        655   190,671.62        80.09     56.08
13.001% to 13.500%        314      56,090,035.53      20.27     7.304        641   178,630.69        80.44     50.22
13.501% to 14.000%        283      50,141,120.01      18.12     7.795        628   177,177.10        83.02     40.92
14.001% to 14.500%        113      16,963,876.94       6.13     8.287        612   150,122.80        84.87     48.38
14.501% to 15.000%         88      12,131,340.84       4.38     8.776        600   137,856.15        85.52     50.97
15.001% to 15.500%         28       3,550,448.95       1.28     9.303        580   126,801.75        79.44     61.77
15.501% to 16.000%         24       2,470,518.57       0.89     9.754        562   102,938.27        83.09     72.86
16.001% to 16.500%         12       1,106,892.92       0.40    10.340        537    92,241.08        74.12     78.66
16.501% to 17.000%          3         324,023.20       0.12    10.573        547   108,007.73        79.35     26.90
---------------------------------------------------------------------------------------------------------------------
Total:                  1,546    $276,674,428.94     100.00%    7.275%       640  $178,961.47        81.05%    54.78%

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 12.150% per annum to 16.600% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.275% per annum.

CREDIT | FIRST
SUISSE | BOSTON

Fieldstone Mortgage Investment Trust, Series 2005-3

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------

    Next Rate Adjustment Date for the Group 1 Adjustable-Rate Mortgage Loans

                                                                     Weighted    Average
                 Number of      Aggregate      Percent of  Weighted   Average   Principal     Weighted
Next Rate         Mortgage  Principal Balance   Mortgage    Average   Credit     Balance       Average     Percent
Adjustment Date    Loans       Outstanding        Pool      Coupon     Score   Outstanding  Original LTV  Full Doc
------------------------------------------------------------------------------------------------------------------
July 2007                3    $    719,920.00       0.26%    7.625%       624  $239,973.33        82.27%    30.56%
August 2007             92      17,789,891.69       6.43     6.867        638   193,368.39        81.76     60.92
September 2007         463      80,389,630.81      29.06     7.336        637   173,627.71        81.16     52.82
October 2007           651     117,727,831.54      42.55     7.268        641   180,841.52        81.10     54.42
November 2007           85      15,222,838.00       5.50     7.470        652   179,092.21        81.08     41.96
July 2008                4         972,282.82       0.35     6.748        600   243,070.70        79.69     42.28
August 2008             61      12,070,676.70       4.36     7.184        634   197,879.95        79.99     58.42
September 2008         114      18,434,018.46       6.66     7.448        631   161,701.92        80.74     64.31
October 2008            45       7,883,434.44       2.85     7.296        652   175,187.43        82.86     60.30
November 2008            4         595,440.00       0.22     6.987        687   148,860.00        81.04     54.20
August 2010              4         834,399.46       0.30     6.591        652   208,599.87        70.43    100.00
September 2010          11       2,182,470.56       0.79     6.839        673   198,406.41        81.56     61.51
October 2010             7       1,444,094.46       0.52     7.164        675   206,299.21        71.66     58.45
November 2010            2         407,500.00       0.15     7.491        655   203,750.00        76.54     39.26
------------------------------------------------------------------------------------------------------------------
Total:               1,546    $276,674,428.94     100.00%    7.275%       640  $178,961.47        81.05%    54.78%

                    Lien Type for the Group 1 Mortgage Loans

                                                               Weighted    Average
           Number of      Aggregate      Percent of  Weighted   Average   Principal     Weighted
            Mortgage  Principal Balance   Mortgage    Average   Credit     Balance       Average     Percent
Lien Type    Loans       Outstanding        Pool      Coupon     Score   Outstanding  Original LTV  Full Doc
------------------------------------------------------------------------------------------------------------
1              1,719    $302,875,953.71      97.06%    7.290%       640  $176,193.11        80.83%    56.38%
2                245       9,187,276.30       2.94     9.989        717    37,499.09        99.36     20.37
------------------------------------------------------------------------------------------------------------
Total:         1,964    $312,063,230.01     100.00%    7.370%       642  $158,891.66        81.38%    55.32%

CREDIT | FIRST
SUISSE | BOSTON